                                                                   EXHIBIT 10.53

                             GROUND LEASE AGREEMENT

ADJACENT
SHOPPING CENTER:   POLARIS FASHION PLACE

LOCATION:          COLUMBUS, OHIO

LANDLORD:          POLARIS MALL, LLC

TENANT:            SSC - POLARIS LLC

                                   LEGAL/DSW12

ARTICLE I. GRANT AND TERM ....................................................................   1

 SECTION 1.01 - PREMISES: ....................................................................   1
 SECTION 1.02 - ENCUMBRANCES AND RESTRICTIONS: ...............................................   1
 SECTION 1.03 - TERM: ........................................................................   1
 SECTION 1.04 - OPTIONS: .....................................................................   1
 SECTION 1.05 - CONDITIONS PRECEDENT (TITLE NON-DISTURBANCE): ................................   1
 SECTION 1.06 - SURVEY: ......................................................................   2

ARTICLE II. RENT .............................................................................   2

 SECTION 2.01 - MINIMUM RENT: ................................................................   2
 SECTION 2.02 - PERCENTAGE RENT: .............................................................   2
 SECTION 2.03 - GROSS SALES DEFINED: .........................................................   3
 SECTION 2.04 - TENANT'S BOOKS AND RECORDS: ..................................................   3
 SECTION 2.05 - PAYMENTS BY TENANT: ..........................................................   3
 SECTION 2.06 - SECURITY DEPOSIT: ............................................................   4
 SECTION 2.07 - LATE CHARGE: .................................................................   4

ARTICLE III. PREPARATION OF PREMISES .........................................................   4

 SECTION 3.01 - EARLY ENTRY: .................................................................   4
 SECTION 3.02 - LANDLORD'S WORK: .............................................................   4
 SECTION 3.03 - TENANT'S WORK: ...............................................................   5
 SECTION 3.04 - ALTERATIONS BY TENANT: .......................................................   5

ARTICLE IV. CONDUCT OF BUSINESS ..............................................................   6

 SECTION 4.01 - USE/EXCLUSIVE: ...............................................................   6
 SECTION 4.02 - OPERATION OF BUSINESS/LANDLORD RECAPTURE: ....................................   7
 SECTION 4.03 - UTILITIES: ...................................................................   7
 SECTION 4.04 - SIGNS/AWNINGS: ...............................................................   7
 SECTION 4.05 - TENANT'S WARRANTIES: .........................................................   8
 SECTION 4.06 - LEGAL REQUIREMENTS: ..........................................................   8
 SECTION 4.07 - COMPETITION: .................................................................   8
 SECTION 4.08 - HAZARDOUS MATERIALS: .........................................................   8

ARTICLE V. EASEMENTS/AREA B SUBLEASE .........................................................   8

 SECTION 5.01 - LANDLORD ACCESS AND MONUMENT SIGN EASEMENTS: .................................   8
 SECTION 5.02 - TENANT EASEMENTS: ............................................................   9
 SECTION 5.03 - MAINTENANCE OF RING ROAD AND ENTRANCE DRIVE PORTION OF ACCESS EASEMENT AREA
 (EXHIBIT A-4): ..............................................................................   9
 SECTION 5.04 - CONSTRUCTION AND MAINTENANCE OF THE ACCESS EASEMENT DRIVE: ...................   9
 SECTION 5.05 - AREA B SUBLEASE/DARDEN PARCELS PARKING EASEMENT ..............................  10

ARTICLE VI. REPAIRS AND MAINTENANCE ..........................................................  11

 SECTION 6.01 - LANDLORD'S MAINTENANCE OBLIGATIONS: ..........................................  11
 SECTION 6.02 - TENANT'S MAINTENANCE OBLIGATIONS: ............................................  11

ARTICLE VII. REAL ESTATE TAXES ...............................................................  12

 SECTION 7.01 - LIABILITY: ...................................................................  12
 SECTION 7.02 - METHOD OF PAYMENT: ...........................................................  12
 SECTION 7.03 - CONTEST: .....................................................................  12

ARTICLE VIII. INSURANCE ......................................................................  13

 SECTION 8.01 - TENANT'S OBLIGATIONS FOR FIRE AND EXTENDED COVERAGE: .........................  13
 SECTION 8.02 - TENANT'S OBLIGATIONS FOR PROPERTY AND LIABILITY INSURANCE: ...................  13
 SECTION 8.03 - BASIC INSURANCE REQUIREMENTS: ................................................  13
 SECTION 8.04 - WAIVER OF SUBROGATION: .......................................................  13
 SECTION 8.05 - COVENANTS TO HOLD HARMLESS: ..................................................  14
 SECTION 8.06 - LANDLORD'S OBLIGATION TO CARRY AREA B INSURANCE ..............................  14

ARTICLE IX. DESTRUCTION OF IMPROVEMENTS ......................................................  15

 SECTION 9.01 - TENANT'S OBLIGATION TO REBUILD: ..............................................  15
 SECTION 9.02 - TENANT NOT OBLIGATED TO REBUILD: .............................................  15
 SECTION 9.03 - LANDLORD'S OBLIGATION TO REBUILD: ............................................  15
 SECTION 9.04 - LANDLORD NOT OLIGATED TO REBUILD: ............................................  15

ARTICLE X. CONDEMNATION ......................................................................  16

 SECTION 10.01 - INTERESTS OF THE PARTIES: ...................................................  16
 SECTION 10.02 - TERMINATION ON TOTAL TAKING: ................................................  16
 SECTION 10.03 - TERMINATION ON PARTIAL TAKING: ..............................................  16
 SECTION 10.04 - CONTINUATION WITH RENT ABATEMENT ON PARTIAL TAKING: .........................  16

 SECTION 10.05 - DISTRIBUTION OF CONDEMNATION PROCEEDS: ................  16
 SECTION 10.06 - FAIR MARKET VALUE: ....................................  17

ARTICLE XI. ASSIGNING, SUBLETTING AND ENCUMBERING LEASE ................  17

 SECTION 11.01 - GENERAL ASSIGNING, SUBLETTING AND ENCUMBERING LEASE: ..  17
 SECTION 11.02 - MORTGAGING LEASEHOLD INTEREST: ........................  18

ARTICLE XII. SUBORDINATION AND FINANCING ...............................  18

 SECTION 12.01 - SUBORDINATION: ........................................  18
 SECTION 12.02 - ATTORNMENT: ...........................................  19
 SECTION 12.03 - ESTOPPEL: .............................................  19

ARTICLE XIII. DEFAULTS .................................................  19

 SECTION 13.01 - EVENTS OF DEFAULT: ....................................  19
 SECTION 13.02 - LANDLORD'S REMEDIES: ..................................  20
 SECTION 13.03 - ADDITIONAL REMEDIES AND WAIVERS: ......................  21
 SECTION 13.04 - LEASEHOLD MORTAGEE'S RIGHT TO CURE:....................  21
 SECTION 13.05 - DEFAULT BY LANDLORD: ..................................  21

ARTICLE XIV. BANKRUPTCY OR INSOLVENCY ..................................  21

 SECTION 14.01 - TENANT'S INTEREST NOT TRANSFERABLE: ...................  21
 SECTION 14.02 - LANDLORD'S OPTION TO TERMINATE: .......................  21
 SECTION 14.03 - TENANT'S OBLIGATION TO AVOID CREDITORS' PROCEEDINGS:...  21
 SECTION 14.04 - APPLICATION OF BANKRUPTCY PROCEEDS: ...................  21
 SECTION 14.05 - BANKRUPTCY: ...........................................  22

ARTICLE XV. RIGHT OF ACCESS ............................................  22

 SECTION 15.01 - RIGHT OF ACCESS: ......................................  22

ARTICLE XVI. DELAYS ....................................................  22

 SECTION 16.01 - DELAYS: ...............................................  22

ARTICLE XVII. END OF TERM ..............................................  22

 SECTION 17.01 - RETURN OF PREMISES: ...................................  22
 SECTION 17.02 - HOLDING OVER: .........................................  22

ARTICLE XVIII. COVENANT OF QUIET ENJOYMENT .............................  23

 SECTION 18.01 - COVENANT OF QUIET ENJOYMENT: ..........................  23

ARTICLE XIX. MISCELLANEOUS .............................................  23

 SECTION 19.01 - INTERPRETATION: .......................................  23
 SECTION 19.02 - NOTICE: ...............................................  23
 SECTION 19.03 - APPLICABLE LAWS: ......................................  23
 SECTION 19.04 - SUCCESSORS: ...........................................  23
 SECTION 19.05 - LIMITATION ON LANDLORD'S PERSONAL LIABILITY: ..........  23
 SECTION 19.06 - BROKERS: ..............................................  23
 SECTION 19.07 - LANDLORD ASSIGNMENT: ..................................  23
 SECTION 19.08 - RELATIONSHIP OF THE PARTIES: ..........................  24
 SECTION 19.09 - WAIVER OF RIGHT OF REDEMPTION: ........................  24
 SECTION 19.10 - WAIVER OF JURY TRIAL: .................................  24
 SECTION 19.11 - INVALIDITY OF PARTICULAR PROVISIONS: ..................  24
 SECTION 19.12 - STRICT PERFORMANCE: ...................................  24
 SECTION 19.13 - CONSUMER PRICE INDEX: .................................  24
 SECTION 19.14 - FINANCIAL DISCLOSURES: ................................  24
 SECTION 19.15 - EXECUTION IN COUNTERPARTS: ............................  24
 SECTION 19.16 - EXECUTION OF LEASE BY LANDLORD: .......................  24
 SECTION 19.17 - EFFECT OF CAPTIONS: ...................................  24
 SECTION 19.18 - RECORDING: ............................................  24
 SECTION 19.19 - CONFIDENTIALITY: ......................................  25
 SECTION 19.20 - REIT QUALIFICATION: ...................................  25

ARTICLE XX. SPECIAL PROVISIONS .........................................  25

 SECTION 20.01 - PURCHASE OPTION: ......................................  25
 SECTION 20.02 - AUTHORITY TO PERFORM PURCHASE OPTION: .................  26
  EXHIBIT "A" ..........................................................   1
  SITE PLAN ............................................................   1
  EXHIBIT "A" ..........................................................   1
  SHOPPING CENTER OUTPARCEL 3 ..........................................   1
  ACCESS EASEMENT DRIVE BENEFITTED PARCELS .............................   1
  EXHIBIT "A-1" ........................................................   1
  AREA A PORTION OF THE PREMISES WHICH IS BEING CONSTRUCTED AND ........   1

                                                                         (DSW12

MAINTAINED BY TENANT. AREA B PORTION OF THE PREMISES WHICH IS BEING ........   1
CONSTRUCTED BY TENANT AND MAINTAINED BY LANDLORD ...........................   1
EXHIBIT "A-2" ..............................................................   1
LANDSCAPED AREA THAT IS BEING CONSTRUCTED AND MAINTAINED BY LANDLORD .......   1
EXHIBIT "A-3" ..............................................................   1
ACCESS EASEMENT AREA .......................................................   1
EXHIBIT "A-4" ..............................................................   1
SHOPPING CENTER RING ROAD AND ENTRANCE DRIVE PORTION OF ....................   1
THE ACCESS EASEMENT AREA ...................................................   1
EXHIBIT "A-5" ..............................................................   1
ACCESS EASEMENT AREA BENEFITTING THE PREMISES, THE DARDEN ..................   1
PARCELS AND PARCELC PURSUANT TO THE DECLARATION OF ACCESS EASEMENT. ........   1
EXHIBIT "A-6" ..............................................................   1
MALL PORTION OF THE ACCESS EASEMENT DRIVE ..................................   1
EXHIBIT "A-7" ..............................................................   1
DSW PORTION OF THE ACCESS EASEMENT DRIVE ...................................   1
EXHIBIT "A-8" ..............................................................   1
LANDLORD PORTION OF THE ACCESS EASEMENT DRIVE ..............................   1
EXHIBIT "A-9" ..............................................................   1
DARDEN PORTION OF THE ACCESS EASEMENT DRIVE ................................   1
EXHIBIT "A-10" .............................................................   1
MONUMENT SIGN EASEMENT AREA ON THE PREMISES ................................   1
EXHIBIT "A-11" .............................................................   1
DECLARATION OF MONUMENT SIGN EASEMENTS .....................................   1
EXHIBIT "A-12" .............................................................   1
DECLARATION OF ACCESS EASEMENT. ...... .....................................   1
(FOR THE ACCESS EASEMENT DRIVE) ............................................   1
EXHIBIT "A-13" .............................................................   1
PERIPHERAL AREAS WHERE TENANT'S EXCLUSIVE APPLIES (SEC. 4.01 (C) ...........   1
EXHIBIT "A-14" .............................................................   1
DECLARATION OF EASEMENT (DARDEN PARKING EASEMENT ...........................   1
ON AREA B OF THE PREMISES) .................................................   1
EXHIBIT "A-15" .............................................................   1
STORMWATER LINE UTILITY EASEMENT AREA ......................................   1
EXHIBIT "B" ................................................................   1
LEGAL DESCRIPTION ..........................................................   1
EXHIBIT "C" ................................................................   1
TENANT'S WORK ..............................................................   1
EXHIBIT "C-1" ..............................................................   1
SITE WORK DESIGNATED AREAS .................................................   1
EXHIBIT "C-2" ..............................................................   1
PLANS FOR TENANT'S SITE WORK ...............................................   1
EXHIBIT "D" ................................................................   1
CRITERIA ...................................................................   1
EXHIBIT "E" ................................................................   1
MEMORANDUM OF LEASE ........................................................   1
EXHIBIT "F" ................................................................   1
POLARIS/JUBILEE/LLC OPERATING AGREEMENT ....................................   1
EXHIBIT "G" ................................................................   1
SNDA .......................................................................   1
EXHIBIT "H" ................................................................   1
RECOGNITION AND NON-DISTURBANCE AGREEMENT ..................................   1

                             GROUND LEASE AGREEMENT

      THIS GROUND LEASE AGREEMENT (this "Lease") is made as of this 30th day of April 2002, by and between POLARIS MALL, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("Landlord"), with its principal office at 20 South Third Street, Columbus, Ohio 43215, and SSC - POLARIS LLC, AN OHIO LIMITED LIABILITY COMPANY ("Tenant"), with its principal office at 1800 Moler Road, Columbus, Ohio 43207.

                            ARTICLE I. GRANT AND TERM

SECTION 1.01 - PREMISES:

      Landlord hereby leases to Tenant for the term and upon the covenants hereinafter set forth, (a) a parcel of property in the City of COLUMBUS, County of DELAWARE, and the State of OHIO, containing FOUR AND THREE HUNDRED FIFTY EIGHT THOUSANDS (4.358) acres of land (the "Premises") located adjacent to the shopping center designated as POLARIS FASHION PLACE, or by such other name as Landlord may, from time to time hereafter designate (the "Shopping Center") and
(b) the right and easement to use in common with others entrances, roadways, service drives, parking lots and other access areas located in or serving the Shopping Center and/or located in or serving the outparcels adjacent thereto which are owned by Landlord, as more fully set forth in Article V hereof. The Premises are shown on the site plan attached hereto and made a part hereof as Exhibit "A", and more particularly described in the legal description attached hereto and made a part hereof as Exhibit "B". In the event of any inconsistency between the site plan of the Premises attached hereto as Exhibit "A" and the legal description attached hereto as Exhibit "B", the legal description on Exhibit "B" shall be the authoritative description. Notwithstanding the foregoing, however, Landlord agrees not to modify the Access Easement Area (as defined in Section 5.02 hereof), without the prior written consent of Tenant, which consent Tenant agrees not to unreasonably withhold or delay. Landlord further agrees to use commercially reasonable efforts not to materially interfere with access to, or visibility of, the Premises from the Shopping Center during the term of this Lease as it develops the 1.617 acre parcel adjacent to the Premises shown on Exhibit A, page 2 hereof (hereinafter known as "Parcel C").

SECTION 1.02 - ENCUMBRANCES AND RESTRICTIONS:

      This Lease and the Premises are subject to all applicable building restrictions, planning and zoning ordinances, governmental rules and regulations, and all other encumbrances, restrictions and easements affecting the Premises and the terms and provisions of any declarations, reciprocal easement and operating agreements or other restrictions of record affecting the Premises, as well as all matters that can be disclosed by inspection or survey of the Premises.

SECTION 1.03 - TERM:

      The term of this Lease shall be for a period of FIFTEEN (15) Lease Years commencing the earlier of (i) the date on which Tenant shall open for business at all or any part of the Premises, or (ii) the date which is 167 days after this Ground Lease is signed and all contingencies to the commencement of construction have been cleared, whichever occurs first (the "Term Commencement Date"), and expiring midnight on the last day of the month in which the FIFTEENTH (15th) anniversary of the Term Commencement Date occurs, unless sooner terminated in accordance with the provisions hereof (the "Expiration Date"). The term "Lease Year" as used in this Lease shall be defined to mean each successive twelve (12) month period commencing on the Term Commencement Date. If the term commences on a day other than the first day of the month, then the first Lease Year shall be extended for such a fractional month. All subsequent Lease Years shall continue for twelve (12) calendar months thereafter, except that the last Lease Year shall terminate on the date this Lease is terminated. Within thirty
(30) days after the Term Commencement Date, Landlord and Tenant shall enter into a supplemental agreement prepared by Landlord which affirms the date of expiration of Tenant's Contingency Period, the Term Commencement Date, and the Expiration Date. Notwithstanding anything in the Lease to the contrary, if the Term Commencement Date occurs between November 15 and the immediately following January 31 (the "Window Period"), then the Term Commencement Date shall instead be the earlier of (i) the first day following the end of any such Window Period, or (ii) the date on which Tenant shall open the Premises, or any part thereof, for business to the general public.

SECTION 1.04 - OPTIONS:

      Provided Tenant is open and operating and is not otherwise in Default (hereinafter defined), Tenant shall have, upon the expiration date of the initial term of this Lease, the right to extend the term of this Lease for FOUR
(4) additional periods of FIVE (5) Lease Years ("Option Term(s)") upon the same terms, covenants, conditions and provisions of this Lease, except that the Minimum Rent shall be as set forth in Section 2.01 and Percentage Rent shall be as set forth in Section 2.02 of this Lease. The granting of the Option Term shall be null and void should Tenant be in Default upon either the Expiration Date or upon the date of exercise of the Option Term by Tenant. In order to exercise the Option Term, Tenant shall provide Landlord with written notice of such exercise at least one hundred eighty (180) days prior to the Expiration Date (or the end of the current Option Term if Tenant has so extended the initial term). Failure to so provide said notice shall render all subsequent Option Terms null and void.

SECTION 1.05 - CONDITIONS PRECEDENT (TITLE NON-DISTURBANCE):

      This Lease and the obligations of Tenant hereunder shall be contingent upon the satisfaction and/or waiver by Tenant, on or before a date which is thirty (30) days following the Effective Date of this Lease, as defined in
Section 19.16 hereof (said date shall hereinafter be referred to as the "Contingency Date"), of the following contingencies (the

                                                                          (DSW12

"Contingencies"): (a) the condition of title to the Premises and the Access Easement Areas serving the Premises shall be satisfactory in all respects to Tenant, (b) the environmental condition of the Premises shall be satisfactory in all respects to Tenant, (c) the results of Tenant's Investigations (as defined in Section 3.01 hereof) shall be satisfactory in all respects to Tenant and (d) a Subordination, Non-disturbance and Attornment Agreement ("SNDA) substantially similar to the form of the Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit "F" shall have been executed by any mortgage holder or master Landlord with an interest in the Premises and delivered to Tenant. Landlord shall cooperate with Tenant in the satisfaction of the Contingencies; in connection therewith, Landlord shall, on or before the Effective Date, forward to Tenant a copy of its lender's standard form of SNDA, together with Landlord's most recent owner's title insurance policy, survey and environmental site assessment for the Premises. In the event that the Contingencies are not satisfied or waived by Tenant, on or before the Contingency Date, Tenant shall have the right to terminate this Lease upon written notice given to Landlord by Tenant. Failure by Tenant to give to Landlord written notice of termination on or before the Contingency Date shall be deemed a waiver of such termination rights hereunder.

SECTION 1.06 - SURVEY:

      (a) Within thirty (30) days of the date of this Lease, Landlord shall, at Tenant's sole cost and expense, procure and deliver to Tenant an ALTA Survey of the Premises and Access Easement Area showing no easements or other matters of survey that materially interfere with Tenant's development and use of the Premises or Tenant's use of the Access Easement Area, as contemplated herein.

      (b) The foregoing survey shall, at Tenant's sole cost and expense, be revised within ninety (90) days following completion of construction of all Improvements by or for Tenant on the Premises and its appurtenances to reflect final as-built conditions within said area, and shall then be recertified to Landlord, Tenant and the Title Company (hereinafter defined) in accordance with the foregoing provisions. Said as-built survey shall demonstrate that Tenant's building and all storm-water retention and detention facilities associated therewith are located entirely within the boundaries of the Premises and do not encroach upon any property outside of said boundaries.

                                ARTICLE II. RENT

SECTION 2.01 - MINIMUM RENT:

      Commencing on the Term Commencement Date and continuing during the entire term of this Lease, Tenant shall pay annual "Minimum Rent" for the Premises payable to Landlord, without demand, deduction, set-off or counterclaim, in equal installments (the "Monthly Minimum Rent") in advance, on or before the first (1st) day of each month, as follows:

LEASE YEAR         ANNUAL MINIMUM RENT                           MONTHLY MINIMUM RENT
 1- 5 (TERM)       $300,000.00                                   $25,000.00
 6-10 (TERM)       $330,000.00                                   $27,500.00
11-15 (TERM)       $363,000.00                                   $30,250.00
16-20 (OPTION)     $454,755.00                                   $37,896.25
21-25 (OPTION)     $500,231.00                                   $41,685.92
26-30 (OPTION)     $550,190.00                                   $45,849.17
31-35 (OPTION)     7.32% (61% OF 12%) OF THE ASSESSMENT          1/12TH OF ANNUAL MINIMUM
                   MARKET VALUE (AS HEREINAFTER DEFINED)         RENT

      The first installment of Minimum Rent shall be paid upon the Term Commencement Date. If the Term Commencement Date occurs on other than the first
(1st) day of a month, Minimum Rent shall be prorated on a daily basis on the basis of a thirty (30) day month.

      Assessment Market Value shall mean the assessed value of the Premises and all improvements situated thereon as reflected on the books of the Delaware County, Ohio auditor on the last day of the 30th Lease Year.

SECTION 2.02 - PERCENTAGE RENT:

      During and for each Lease Year, Tenant shall pay percentage rent ("Percentage Rent") which is defined herein as the Percentage (set forth below) of Gross Sales in excess of a specified Gross Sales break point ("Break Point"), as follows:

LEASE YEAR         PERCENTAGE      BREAK POINT
 1- 5 (TERM)       1.22%          $14,595,000
 6-10 (TERM)       1.22%          $15,933,750
11-15 (TERM)       1.22%          $17,403,750
16-20 (OPTION)     1.22%          $18,637,500
21-25 (OPTION)     1.22%          $20,501,250
26-30 (OPTION)     1.22%          $22,548,750
30-35 (OPTION)     1.22%          ANNUAL MINIMUM RENT FOR THE
                                  SAME PERIOD, AS SPECIFIED
                                  ABOVE, DIVIDED BY .61 AND
                                  MULTIPLIED BY 25

                                                                          (DSW12

      Percentage Rent, if any, shall be paid by Tenant to the Landlord within ninety (90) days after the end of each Lease Year. In the event that any Lease Year during the term hereof is less than twelve (12) full calendar months, then, for the purpose of computing the Percentage Rent for any such short Lease Year, the Break Point for such short Lease Year shall be adjusted by multiplying the Break Point otherwise applicable for such Lease Year by a fraction, the numerator of which shall be the actual number of days in such short Lease Year, and the denominator of which shall be the number three hundred sixty five (365). Each such payment shall be accompanied by a statement signed by an authorized representative of Tenant setting forth Tenant's Gross Sales for such Lease Year.

SECTION 2.03 - GROSS SALES DEFINED:

      Tenant's "Gross Sales" is defined to mean the total amount, expressed in dollars, of all sales and rentals of merchandise, concessions or services arising out of or payable on account of the business conducted in, on or from the Premises by or on account of Tenant or any subtenant, assignee, licensee or concessionaire of Tenant for cash or credit, including all orders for merchandise taken at or sold from the Premises, and including any fees, such as membership fees. Gross Sales shall exclude the following: (i) proceeds from any sales tax, gross receipts tax or similar tax, by whatever name called, (ii) bona fide transfers of merchandise from the Premises to any other stores or warehouses of Tenant that are not intended to avoid a sale at the Premises,
(iii) refunds given to customers for merchandise returned or exchanged, and (iv) sales of Tenant's fixtures and equipment not in the ordinary course of Tenant's business, (v) sums and credits received in the settlement of claims for loss of or damage to merchandise, (vi) receipts from vending machines used for employees only, (vii) sales to Tenant's employees at a discount, not to exceed one percent (1%) of Gross Sales per Lease Year, (viii) bad debts or bad checks when written off the books of Tenant to the extent the same shall not exceed one percent (1%) of Gross Sales per Lease Year, provided, however, if any amounts previously written off are subsequently collected, then such amounts collected shall be included in Gross Sales for the Lease Year in which the same are collected, (ix) delivery charges separately billed to Tenant's customers at no profit to Tenant, and (x) bulk sales of goods in connection with the sale of Tenant's business.

SECTION 2.04 - TENANT'S BOOKS AND RECORDS:

      Tenant shall keep at the Premises or at its principal office within the continental United States, a full and accurate set of books and records adequately showing the amount of Tenant's Gross Sales in each Lease Year. Such books shall be kept in accordance with generally accepted accounting principles, shall be retained by Tenant for a period of not less than three (3) years following the end of the Lease Year to which they have reference, and shall include without limitation (i) detailed original records of all sales at, in or from the Premises, (ii) detailed original records of any exclusions or deductions from Gross Sales, (iii) sales tax records and reports, and (iv) all other records, if any, which would normally be examined by an independent accountant pursuant to accepted auditing standards in performing an audit of Tenant's sales. When and as Landlord may reasonably require, Tenant shall also furnish to Landlord any and all statements, information and copies of sales and income tax reports and returns which separately show financial data for the Premises, and other data evidencing Tenant's Gross Sales. Within fifteen (15) days following the end of each calendar month Tenant shall submit to Landlord an unaudited statement of Tenant's Gross Sales for such calendar month. Within sixty (60) days after the close of each Lease Year, Tenant shall furnish to Landlord a statement certified by an authorized officer or principal of Tenant setting forth the amount of Tenant's Gross Sales during the preceding Lease Year. All Gross Sales statements to be supplied by Tenant to Landlord shall be in such form and with such detail as Landlord shall reasonably deem necessary. Landlord shall have the right, at any time and from time to time upon at least five (5) days prior written notice and not more often than once per Lease Year, to inspect or audit the sales records of Tenant (including the books and records of any concessionaire, subtenant or licensee) at the business office of Tenant or its subtenant. If Tenant's Gross Sales exceed those reported by two percent (2%) or more, Tenant shall pay Landlord's cost of inspection or audit. In the event that Tenant fails to provide such Gross Sales statement(s) within the specified time period(s) after the end of each month and or Lease Year, then, in addition to being in Default, Tenant shall be required to pay Landlord Ten Dollars ($10.00) per late statement for each day that Tenant is delinquent in submitting each statement(s). Notwithstanding the foregoing, Tenant's failure to provide such Gross Sales statement as set forth above shall not be a Default and the aforesaid late statement fee shall be inapplicable in any Lease Year until Landlord shall have provided Tenant with two (2) written notices of such late statements) and a ten (10) day opportunity to cure. Thereafter, no such late statement notice shall be required for the remainder of that Lease Year, regardless of whether Tenant cures within the aforesaid ten (10) day cure period(s).

SECTION 2.05 - PAYMENTS BY TENANT:

      Throughout the term of this Lease, Tenant shall pay to Landlord, without demand, deductions, set-offs or counterclaims (except as expressly set forth herein), the rent, which is hereby defined as the sum of the Minimum Rent, Percentage Rent, and all Additional Rent, when and as the same shall be due and payable hereunder. Unless otherwise stated, all sums of money or charges payable to Landlord from Tenant by this Lease, other than Minimum Rent and Percentage Rent, are defined as "Additional Rent" and are due thirty (30) days after the rendering of an invoice therefor, without any deductions, set-offs or counterclaims (except as expressly set forth herein), and failure to pay such charges carries the same consequences as Tenant's failure to pay Minimum Rent or Percentage Rent. All payments and charges required to be made by Tenant to Landlord hereunder shall be payable in coin or currency of the United States of America, at the address indicated herein. No payment to or receipt by Landlord of a lesser amount than that then amount required to be paid hereunder shall be deemed to be other than on account of the earliest amount of such obligation then due hereunder. No endorsement or statement on any check or other communication accompanying a check for payment of any amounts payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check in payment without prejudice to Landlord's right to recover the balance of any sums owed by Tenant hereunder.

                                                                          (DSW12

SECTION 2.06 - SECURITY DEPOSIT:

      Intentionally Omitted.

SECTION 2.07 - LATE CHARGE:

      In the event any sums required hereunder to be paid are not received by Landlord on or before the date the same are due, then, Tenant shall immediately pay, as Additional Rent, a service charge equal to the greater of One Hundred Dollars ($100.00), or five percent (5%) of the past due sum. In addition, interest shall accrue on all past due sums at an annual rate equal to the greater of one and one-half percent (11/2%) per month, or three percent (3%) in excess of the prime rate of interest announced from time to time by The Chase Manhattan Bank N.A., or its successor institution, but not in excess of the maximum legal rate. Such interest shall also be deemed Additional Rent. Notwithstanding this service and interest charge, Tenant shall be in Default if all payments required to be made by Tenant are not made at or before the times herein stipulated. Notwithstanding the foregoing, this Section 2.07 shall be inapplicable in any Lease Year until Landlord shall have provided Tenant with two (2) written notices of such delinquent payment(s) and a ten (10) day opportunity to cure. Thereafter, no notice shall be required for the remainder of that Lease Year, regardless of whether Tenant cures within the aforesaid ten
(10) day cure period(s).

                      ARTICLE III. PREPARATION OF PREMISES

SECTION 3.01 - EARLY ENTRY:

      (a) Commencing on the Effective Date and continuing through the Contingency Date ("Tenant's Early Entry Period"), Tenant and its agents, contractors, engineers and other duly authorized representatives shall have the right to enter upon the Premises and, at Tenant's sole cost and expense, to perform such economic, surveying, engineering, topographic, environmental, marketing and other tests, studies and investigations (collectively, "Tenant's Investigations") as Tenant reasonably deems appropriate, provided, all Tenant's Investigations shall be conducted in a manner that minimizes any disruption to the Premises, the Shopping Center, and the activities of Landlord and all of Landlord's tenants and the customers thereof ("Tenant's Early Entry Right"). Tenant shall provide Landlord with copies of any environmental reports derived from Tenant's Investigations within five (5) days after receipt of the same. Tenant's Investigations shall not include any intrusive testing, including, without limitation, a Phase II environmental assessment or boring, without submitting to Landlord the proposed scope and nature of the inspections, and obtaining the prior written consent of Landlord to proceed with the same. In the event this Lease is terminated on or before the Contingency Date as provided in
Section 1.05 hereof, Tenant shall promptly (i) restore the Premises to substantially the same condition existing as of the date that Tenant or its agents, contractors, engineers and other duly authorized representatives first entered upon the Premises, and (ii) vacate the Premises (including, without limitation, removal from the Premises of all equipment, debris and waste). Tenant shall hold Landlord harmless and indemnify Landlord from and against any and all liens, claims, demands, judgments, damages, penalties, fines, costs, losses or expenses, including but not limited to reasonable attorneys' fees, that may arise as a result of Tenant's Investigations and/or entry on to the Premises by Tenant or its employees, agents, contractors, engineers or other duly authorized representatives during Tenant's Early Entry Period. Tenant's aforesaid obligations shall survive the termination of this Lease.

      (b) In the event that the results of Tenant's Investigations are not satisfactory to Tenant, Tenant shall have the right to terminate this Lease in the manner and at the times set forth in Section 1.05 hereof.

      (c) All information obtained by Tenant from Tenant's Investigations shall be deemed to be "Confidential Information". Except for disclosure to prospective subtenants and prospective lenders (who shall keep such information confidential) and as otherwise required by law, Tenant shall (i) keep confidential all Confidential Information and not disclose of the same without the prior written consent of Landlord, and (ii) use, and permit its representatives to use, Confidential Information exclusively in connection with the transaction contemplated by this Lease.

SECTION 3.02 - LANDLORD'S WORK:

      Landlord has completed work adjacent to the Premises including construction of Entrances 2 and 3 to the Shopping Center and the Ring Road serving the Shopping Center. In order to deliver the Premises in a condition that is graded and ready for Tenant's use thereof, Landlord agrees prior to such delivery to (i) remove all top soil in excess of four inches (4") from the Premises and (ii) cause all fill on the Premises below four inches (4") to be engineered fill. Landlord also agrees to reimburse Tenant or pay Civil and Environmental Consultants, Inc. (CEC) directly for the preparation of amended elevation plans for Tenant's work on the property so that elevation plans for Tenant's work conform to existing compacted soil levels on the property. In addition, Landlord agrees to complete landscaping work in front of the Shopping Center in the area designated on Exhibit A-2 which has not already been completed as set forth below. Except for the foregoing or as otherwise provided herein, Landlord is not required to perform any work whatsoever on, about or adjacent to the Premises, and Tenant hereby agrees to accept the Premises in an "AS IS" condition.

      Tenant acknowledges that Landlord desires to maintain a uniformity of care and appearance for all landscaped areas within the Shopping Center. Therefore, as set forth hereinabove, Landlord shall install, at Tenant's cost and expense, all landscaping within the area designated on Exhibit A-2 and Tenant shall reimburse Landlord for the same landscaping within sixty (60) days of the receipt of a detailed invoice therefor accompanied by signed lien waivers from the contractors and/or subcontractors that perform such work (but in no event will Tenant be required to make such reimbursement unless and until Tenant takes possession of the Premises), in an amount not to exceed Thirty Five Thousand and 00/100 Dollars ($35,000). Landlord shall also maintain the landscaped area shown on

                                                                         (DSW12

Exhibit A-2 in the manner provided for under Section 6.01(c) hereof and be reimbursed for Tenant's portion of the expenditures therefor pursuant to Section 6.01(c) of this Agreement.

SECTION 3.03 - TENANT'S WORK:

      (a) Subject to matters beyond the control of Tenant, as defined in Section
16.01 hereof, Tenant shall, on or before the Term Commencement Date, at Tenant's sole cost and expense, construct a building containing approximately 35,000 square feet which shall be suitable for use for the purposes set forth in
Section 4.01(a) hereof, together with a parking lot sufficient to service such building with such use, and all other Improvements (hereinafter defined) on the Premises as described in Exhibit "C" ("Tenant's Work"). Tenant's Work shall be performed in accordance with (i) plans, specifications, and drawings reasonably approved by Landlord and (ii) all applicable federal, state and local codes and regulations and (iii) all applicable restrictions of record, including but not limited to plan approval requirements of the Polaris Design Review Committee ("PDRC"). Landlord's approval of Tenant's plans, specifications, and drawings shall not be unreasonably withheld, provided said submittal is in accordance with the foregoing and a certain Declaration of Outparcel Development Standards and Summary of and Elaboration on Declaration of Outparcel Development Standards (collectively, the "Criteria"), attached hereto as Exhibit "D".

      (b) Tenant shall submit to Landlord for Landlord's review and approval Tenant's conceptual and preliminary plans, specifications, and drawings for all work to be performed on or about the Premises within forty five (45) days of the date of this Lease, and Tenant shall submit to Landlord for Landlord's review and approval the final plans, specifications, and drawings for all work to be performed on or about the Premises within ninety (90) days of the date of this Lease, which submittal shall also include evidence of prior approval of the same by the PDRC. Landlord shall respond to Tenant's submittal of plans, specifications and drawings within twenty-one (21) days of receipt of same by Landlord. In the event Landlord disapproves Tenant's submittal, then Landlord shall specify said reason, and Tenant shall resubmit the same to Landlord within ten (10) days of receipt of Landlord's disapproval. Tenant shall prepare final working plans, specifications and drawings in accordance with the Criteria, and as required by all applicable governmental agencies and subject to all applicable restrictions of record. Plans, specifications and drawings shall include, but not be limited to, floor plans, criteria requirement drawings, schematic design drawings, site line studies and exterior elevations, equipment drawings, site improvement drawings, site utility plans, landscape and irrigation plans, signage plans, site grading and paving plans, a parking layout, trash storage and screening plans, and ingress/egress and traffic circulation plans, inclusive of signage controls and markings. No material deviations from the final plans, specifications and drawings, once approved by Landlord and the PDRC, shall be permitted.

      (c) Landlord's review of Tenant's plans, specifications and drawings shall not constitute the assumption of any responsibility by Landlord for their accuracy or sufficiency, and shall in no event create an express or implied confirmation that Tenant's design and/or plans, specifications and drawings have been prepared in accordance with the requirements of applicable laws, codes, ordinances and regulations. Tenant shall obtain, at Tenant's sole expense, all building permits, certificates and approvals which may be necessary so that a certificate of occupancy for the Premises may be issued. Upon the issuance of the certificate of occupancy, a copy thereof shall be immediately delivered to Landlord.

      (d) Within twenty (20) days after Tenant's completion of its building and all other improvements to the Premises Tenant shall provide Landlord with as-built drawings of the same in Auto Cadd 14 electronic format.

      (e) In addition to Tenant's Work and the obligations of Tenant to construct a portion of the Access Easement Drive (as provided in Section 5.04 hereof), Tenant shall perform site work in the areas designated as Area A and Area B, shown on Exhibit C-1, pursuant to the provisions of Exhibit C-2. The cost of the site work performed by Tenant in Area A shall be borne by Tenant; the cost of the site work in Area B shall be reimbursed by Landlord within 60 days after the receipt by Landlord of a detailed invoice therefor from Tenant, and lien waivers from the contractor and all subcontractors that performed the work. The cost of construction of a portion of the Access Easement Drive shall be paid for as set forth in Section 5.04 hereof. In the event Landlord fails to reimburse Tenant for the cost of site work in Area B, together with interest thereon at the rate set forth in Section 2.07 hereof, within sixty (60) days after receipt of a detailed invoice therefor, and lien waivers from the contractor and all subcontractors that performed such work, Tenant shall have the right to offset such amount against twenty-five percent (25%) of the next following Minimum Rent installments due hereunder, until the entire obligation has been paid in full.

      (f) The term "Improvements" as used herein shall mean any improvements, alterations, additions, permanently installed fixtures, HVAC equipment and other permanently-installed items in, on or about the Premises, regardless of who performed or paid for such installation, including but not limited to any building, parking lot and parking lot lighting, road way, sidewalk or landscaping. The term "Tenant's Personal Property" as used herein shall mean any of Tenant's signs, movable trade fixtures, furniture, point of sale system, merchandise and personal property. Except as otherwise provided herein, during the term hereof, the ownership of the Improvements shall be vested in Tenant and at the expiration or earlier termination of this Lease the ownership of all Improvements shall vest in Landlord. The ownership of all Tenant's Personal Property shall remain at all times with Tenant.

SECTION 3.04- ALTERATIONS BY TENANT:

      (a) Tenant shall be permitted to make interior non-structural alterations to the Improvements without notice or written consent by Landlord provided the same does not reduce the value of the Improvements or the Premises and are in accordance with all zoning requirements and other laws and regulations and restrictions of record. Tenant shall be

                                                                          (DSW12
permitted to make structural and/or exterior alterations to the Premises, inclusive of Improvements, that are in compliance with any requirements or restrictions of record, including but not limited to receipt of approval from the Polaris Center of Commerce Design Review Committee ("PDRC"), with the prior written consent and approval of Landlord. Landlord's consent and approval for structural and/or exterior alterations shall not be unreasonably withheld provided that:

      (i) No such alteration shall result in an expansion of the Improvements without Landlord's consent;

      (ii) Alterations must be consistent, compatible, and harmonious with the type of construction and architectural style originally approved by the Landlord; and

      (iii) Any such alteration shall be in accordance with all zoning requirements and other laws and regulations, and with any requirements or restrictions of record, including but not limited to receipt of approval from the PDRC.

      Any such alterations shall be performed in a good and workmanlike manner and shall be subject to and in accordance with the Criteria (as defined in Exhibit "D") applicable legal and insurance requirements, and the terms and provisions of this Lease. Before Landlord is asked for approval and consent, Tenant shall submit to Landlord, in reasonable detail and specification, all plans, specifications and drawings necessary for the proposed alterations. All construction shall be accomplished in a first-class manner. Once started, construction shall proceed diligently to completion and will not disrupt other tenants, occupants, or the operation of the Shopping Center.

      (b) In the event that any mechanic's lien is filed against the Premises or Shopping Center as a result of any work or act of Tenant, Tenant, at its expense, shall discharge or bond off the same within thirty (30) days from receipt of notice of the filing thereof. If Tenant fails to discharge said mechanic's lien, Landlord may bond or pay without inquiring into the validity of merits of such lien and all sums so advanced shall be paid to Landlord as Additional Rent.

      (c) Prior to the commencement of any work by Tenant, Tenant or its contractor(s) shall obtain public liability and workers' compensation insurance to cover every contractor to be employed by Tenant, and shall deliver duplicate originals of all certificates of such insurance to Landlord for written approval.

      (d) If, in an emergency, it shall become necessary to make repairs required to be made by Tenant, Landlord may reenter the Premises and proceed to have such repairs made and pay the costs thereof. Tenant shall pay Landlord the costs of such repairs as Additional Rent.

                         ARTICLE IV. CONDUCT OF BUSINESS

Section 4.01 - Use/Exclusive:

      (a) Tenant shall permit the portion of the Premises designated as Area A on Exhibit A-1 to be used and occupied for the following purpose only, and for no other purpose whatsoever without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: the retail sale of men's, women's, and children's shoes and, incidental thereto, the retail sale of complementary apparel, including but not limited to hosiery, handbags, umbrellas, hats, gloves and jewelry.

      (b) If any governmental license or permit shall be required for the proper and lawful conduct of such business or other activity carried on in the Premises, or if a failure to procure such a license or permit might or would in any way adversely affect Landlord, the Shopping Center or the Regional Development, then Tenant, at Tenant's expense, shall cause such license or permit to be duly procured and thereafter maintained and shall submit the same for inspection by Landlord upon written request therefor. Tenant, at Tenant's expense, shall, at all times, cause compliance with the requirements of each such license or permit and with the requirements of the Criteria.

      (c) Tenant hereby is granted the exclusive right to sell men's, women's and/or children's dress and casual shoes at discount in the peripheral areas designated on Exhibit "A-13". The restriction created by this exclusive right shall apply to stores whose primary business is the sale of men's, women's and/or children's dress and casual shoes at discount. For purposes hereof, a store shall be deemed to have as a primary business the sale of men's, women's and/or children's dress and casual shoes at discount if it utilizes fifteen percent (15%) or more of its floor space for such purposes. It shall not apply to: 1) the sale of athletic footwear; or 2) to the sale of shoes of any type sold at full price. The right is specific to Tenant and will expire if: (1) the Tenant discontinues operation for more than ninety (90) consecutive days, except in the case of reconstruction due to damages or a partial taking; (2) a permitted assignment which provides for a change in use; or (3) a permitted change in use.

      In the event there is a violation of this exclusive provision, and (i) Tenant's gross sales during any particular month decrease by greater than or equal to fifteen percent (15%) as compared against the same month from the previous twelve (12) month period (as compared on a month by month basis) or
(ii) the violation occurs during the first twelve (12) months of the Term of this Lease, then the Minimum Rent set forth in Section 2.01 hereof shall be reduced for that particular month by twenty five percent (25%). In the event that Tenant shall have paid full Minimum Rent for any month during which a violation of such exclusive shall have occurred and shall have thereafter determined that it is entitled to pay reduced Minimum Rent as aforesaid, it shall submit to Landlord

                                                                          (DSW12
evidence of the requisite reduction in sales and shall thereupon have the right to reduce the next payment of Minimum Rent due hereunder by twenty-five percent (25%).

SECTION 4.02 - OPERATION OF BUSINESS/LANDLORD RECAPTURE:

      (a) Subject to delays caused by force majeure, Tenant agrees to cause to be opened for business to the public on the Term Commencement Date a store providing for the sale of men's, women's and children's dress and casual shoes.

      (b) In the event Tenant has not assigned this Lease or sublet the Premises to a third party (other than to Shonac Corporation or to another party that is a parent, affiliate, or subsidiary corporation of Tenant or a successor by merger, acquisition, or consolidation of Tenant, of its parent, or subsidiary or an entity that has acquired all or substantially all of Tenant's assets) and Tenant ceases to operate a store for the sale of men's, women's and/or children's dress and casual shoes in the Premises for a period of at least one hundred twenty
(120) consecutive days (excluding any periods of time during which restoration, alterations, or improvements, as are required or permitted in this Lease, are being performed with due diligence) then, at any time thereafter while such cessation of operations continues, Landlord may, as its sole remedy, terminate this Lease and recapture the Premises upon thirty (30) days prior written notice to Tenant provided Landlord pays Tenant the unamortized cost for Tenant's Improvements (amortized on a straight line basis over a fifteen (15) year period). In such event, Tenant shall deliver the Premises to Landlord, along with all Improvements, in the condition required pursuant to Article XVII hereof, as if such termination date was the Expiration Date. Notwithstanding the fact that Landlord shall have the aforesaid right to terminate this Lease, it is understood that Tenant shall not be in default under the terms of this Lease due to the failure to so operate in the Premises.

SECTION 4.03 - UTILITIES:

      (a) Prior to delivering the Premises to Tenant, Landlord shall, at Landlord's expense, provide by separate meter electric, water, sewer and other utilities to the Premises sufficient to meet Tenant's requirements. Tenant, at its expense, shall arrange for and pay all costs of the charges for all utilities and services provided or used in or at the Premises, commencing with the date of this Lease and continuing throughout the term of this Lease, including but not limited to any service capacity and/or connection fees, frontage fees, or permit fees, and in the event that Landlord has prepaid any such fee(s), then Tenant shall reimburse Landlord for the same within twenty
(20) days of receipt of written request therefor. Tenant shall pay directly to the public utility companies the installation and service costs for all such utilities. In the event that Landlord supplies or pays for any such utilities, then as Additional Rent, Tenant shall reimburse Landlord for the same. Any utilities provided by Landlord shall be at rates no greater than otherwise available from the public utility company in the area. In the event, for any reason whatsoever, any particular utility is not separately metered, then, and in that event, Tenant shall be responsible for its share based upon the formula that Landlord, in its reasonable discretion, deems appropriate. Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims arising from the installation and maintenance of such utility services and from all costs and charges for utilities consumed on or by the Premises. Landlord shall not be liable to Tenant for damages or otherwise (i) if any utilities shall become unavailable from any public utility company, public authority or any other person or entity supplying or distributing such utility, or (ii) for any interruption in any utility service (including, but without limitation, any heating, ventilation or air conditioning) caused by the making of any necessary repairs or improvements or by any cause beyond Landlord's reasonable control, and the same shall not constitute a default, termination or an eviction.

      (b) Landlord hereby reserves for the benefit of Landlord's surrounding property, a perpetual, non-exclusive (i) fifty foot (50') easement along the Area A portion of the Premises parallel to Polaris Parkway, (ii) a ten foot (10') easement parallel to Entrance Three to the Shopping Center, (iii) a ten foot (10') easement along the northern property line for the Premises, (iv) an easement for storm sewer lines in the area shown on Exhibit A-15 attached hereto and (v) a non-exclusive perpetual easement anywhere within the Area B portion of the Premises (collectively the "Utility Easement Area") for the construction, installation, operation, inspection, maintenance, repair, and replacement of any utilities, either in place or hereafter added, together with the right to enter upon the Premises to fully enjoy such easement reserved herein. Tenant may landscape or pave the surface of the Utility Easement Area, however, Tenant shall not construct any permanent structure(s) which could restrict Landlord's access to or use of the Utility Easement Area as contemplated above. Landlord shall exercise due care to assure that Tenant's use of the Premises, as contemplated herein, will not be compromised by the placement of the aforesaid utilities, and in the event that Landlord disturbs the surface and/or subsurface of the Utility Easement Area within the Area A portion of the Premises, Landlord shall restore the surface and/or subsurface thereof to the same general condition which existed immediately prior to such disturbance. Landlord shall have the further right with Tenant's consent, which consent shall not be unreasonably withheld, delayed or denied, to extend any utility easement, either presently located on the Premises, or as extended by Tenant, to service Landlord's residual property provided the same does not materially interfere with Tenant's use of the Premises as contemplated herein. Tenant herein covenants to execute any reasonable easement documentation, in recordable form, to allow Landlord to accomplish the same.

SECTION 4.04 - SIGNS/AWNINGS:

      Tenant may install and maintain its prototype signs and awnings affixed to the exterior of the Premises in a location, size and style designated by Tenant, subject to the prior written approval of the Landlord and the Polaris Design Review Committee. Notwithstanding such approval, Tenant's sign and said awnings shall conform to all applicable codes, restrictions of record, and the Criteria.

                                                                          (DSW12

SECTION 4.05 - TENANT'S WARRANTIES:

      Tenant warrants, represents, covenants and agrees to and with Landlord, that throughout the term hereof it shall: (i) keep the Premises and all Improvements in a neat and clean condition, (ii) pay, before delinquent, any and all taxes, assessments and public charges imposed upon Tenant's business or fixtures, and pay when due all fees of similar nature, (iii) observe all restrictive covenants of record which are applicable to the Premises, (iv) not use the parking areas or sidewalks or any space outside the building on the Premises for display, sale, storage, or any other similar undertaking, (v) not use any advertising medium or sound devices inside the building on the Premises which may be heard outside the Premises, or permit any objectionable odors to emanate from the Premises, (vi) keep the building on the Premises sufficiently heated to prevent freezing of water in pipes and fixtures in and about the Premises, and (vii) not commit or suffer to be committed any waste upon the Premises, and not commit or suffer to be committed any nuisance or other act or thing which may disturb the quiet enjoyment of any other occupant or tenant of the Shopping Center.

SECTION 4.06 - LEGAL REQUIREMENTS:

      Throughout the term of this Lease Tenant shall, at its own expense, comply with all laws, orders, ordinances, rules, regulations and requirements of federal, state, and municipal governments and appropriate departments, commissions, boards, and officers of these governmental entities ("Legal Requirements"), whether they are foreseen or unforeseen, or ordinary or extraordinary, respecting all matters of occupancy, condition or maintenance of the Premises or use thereof, whether such orders or directions shall be directed to Tenant or Landlord. Tenant shall have the right, after prior written notice to Landlord, to contest, at Tenant's expense, the validity of any Legal Requirements by appropriate legal proceedings, provided Landlord shall not be subject to any criminal or civil liability as a result of any legal contest. Tenant shall hold Landlord harmless from any and all costs or expenses, including but not limited to reasonable attorneys' fees, related to Tenant's failure to comply with Legal Requirements or any contest relating to Legal Requirements. Tenant shall procure and maintain all licenses and permits legally necessary for the operation of Tenant's business and allow Landlord to inspect them on request.

SECTION 4.07 - COMPETITION:

      INTENTIONALLY OMITTED.

SECTION 4.08 - HAZARDOUS MATERIALS:

      Tenant agrees that it will not use, permit, hold, release or dispose of any Hazardous Material (defined hereinafter) on, under or at the Premises or the Shopping Center and that it will not use or permit the use of the Premises or any other portion of the Shopping Center as a treatment, storage or disposal (whether permanent or temporary) site for any Hazardous Material. Tenant further agrees that it will not cause or allow any asbestos to be incorporated into any improvements or alterations which it makes or causes to be made to the Premises. Tenant hereby holds Landlord harmless from and indemnifies Landlord against any and all losses, liabilities, damages, injuries, costs, expenses, fines, penalties, and claims of any and every kind whatsoever (including, without limitation, court costs and attorneys' fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against Landlord for, with respect to, or as a direct or indirect result of (i) a breach by Tenant of the foregoing covenants, or (ii) to the extent caused or allowed by Tenant or any agent, contractor, employee, invitee or licensee of Tenant, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, onto or into the Premises, the Shopping Center, the atmosphere, or any watercourse, body of water or groundwater, of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material); and the provisions of and undertakings and indemnification set out in this paragraph shall survive the termination of this Lease, and shall continue to be the personal liability, obligation and indemnification of Tenant, binding upon Tenant, forever, subject to the applicable statute of limitations. The provisions of the preceding sentence shall govern and control over any inconsistent provision of this Lease. For purposes of this Lease, "Hazardous Material" means and includes any hazardous substance or any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous, waste, substance or material.

                      ARTICLE V. EASEMENTS/AREA B SUBLEASE

SECTION 5.01 - LANDLORD ACCESS AND MONUMENT SIGN EASEMENTS:

      (a) The Premises and Tenant's interest therein is subject to an irrevocable, non-exclusive easement for the benefit of Landlord and any tenant or owner of property adjacent to the Premises, in, on, over, through and across the Premises for the limited purpose of pedestrian passage and vehicular ingress and egress between the Shopping Center and the Premises. Landlord and any tenant or owner of the property adjacent to the Premises shall not obstruct or interfere with the free flow of pedestrian and vehicular traffic over such easement area.

                                                                         (DSW12

      (b) In addition, Landlord reserves a perpetual, non-exclusive easement on that portion of the Premises described and shown on Exhibit A-10 for the purpose of erecting and maintaining a monument sign. Said monument sign easement shall be subject to the terms, provisions and condition of a Declaration of Monument Sign Easements attached hereto and made a part hereof designated as Exhibit A-11.

SECTION 5.02 - TENANT EASEMENTS:

      (a) During the term of this Lease, Tenant and its employees, agents, contractors, licensees, customers and invitees are hereby granted an irrevocable, non-exclusive easement in, on, over, through and across the area shown on Exhibit "A-3" hereto ("the Access Easement Area") for the limited purpose of pedestrian passage and vehicular ingress and egress to and from the Premises. The Access Easement Area is comprised of (i) the ring road and mall entrance drives shown on Exhibit A-4 and (ii) the area depicted on Exhibit A-5 (the "Access Easement Drive"). Subject to any easements and restrictions of record granted or approved by Landlord from time to time, and the provisions of
Section 5.03 and 6.01 hereof, the portion of the Access Easement Area shown on Exhibit A-4 shall be subject to the exclusive control and management of Landlord. The Access Easement Drive shown on Exhibit A-5 shall be evidenced by a Declaration of Access Easement which shall be executed and placed of record by Landlord on or before the Effective Date hereof, a copy of which Declaration is attached hereto as Exhibit A-13. Said non-exclusive ingress and egress easement shall be reserved for the benefit of (i) Tenant and the Premises, (ii) the 3.865 acre parcel of property depicted as the Darden Parcels on Exhibit A, page 2 (hereinafter known as the "Darden Parcels") and the owner/tenant thereof and
(iii) the 1.617 acre parcel of property depicted as Parcel C on Exhibit A, page 2 ("Parcel C") and the owner/tenant thereof. Neither Tenant nor its employees, agents, contractors, licensees, customers or invitees shall have the right to use the Access Easement Area for parking, nor shall the free flow of pedestrian and vehicular traffic over such Access Easement Area be interfered with or obstructed.

      (b) During the term of this Lease, Tenant and its employees, agents, contractors, licensees, customers and invitees are also hereby granted an irrevocable, non-exclusive easement in, on, over, through and across the Shopping Center and the outparcels owned by Landlord adjacent thereto for the purpose of the construction, installation, operation, inspection, maintenance, repair, and replacement of any utilities serving the Premises, either in place or hereafter added, together with the right to enter upon the such easement areas to fully enjoy such easement reserved herein. Landlord herein covenants to execute any reasonable easement documentation, in recordable form, to evidence the easements herein granted.

      (c) During the term of this Lease, Landlord grants to Tenant, for the benefit of the Premises, a non-exclusive easement for the construction, maintenance, repair and replacement of a monument sign for the identification of Tenant's business, in the area shown on Exhibit A, page 2. Said monument sign shall be erected in accordance with this Lease and plans therefor which are approved by Landlord.

      (d) During the term of this Lease, Tenant and its employees, agents, contractors, licensees, customers and invitees are hereby also granted the irrevocable, non-exclusive easement in, on, over, through and across the parking lots and drive areas within the Shopping Center and within the adjacent outparcels owned by Landlord, for the limited purpose of pedestrian passage and vehicular ingress and egress between the Premises and the remaining portion of the Shopping Center and adjacent outparcels. Neither Tenant nor its employees, agents, contractors licensees, customers and invitees shall use these areas for parking or otherwise interfere with the free flow of pedestrian and vehicular traffic over and through such areas.

      (e) Landlord herein covenants to execute any reasonable easement documentation, in recordable form, to evidence the easements herein granted.

SECTION 5.03 -MAINTENANCE OF RING ROAD AND ENTRANCE DRIVE PORTION OF ACCESS EASEMENT AREA (EXHIBIT A-4):

      Landlord agrees to maintain and keep in good service and repair that portion of the Access Easement Area shown on Exhibit A-4 attached hereto. The manner in which such area shall be maintained, managed and operated, and the expenditures therefor, shall be at the sole reasonable discretion of Landlord, except that the same shall be maintained at all times (i) in a first-class condition in conformance with the Criteria, (ii) to a standard of care not less than that of the remainder of the Shopping Center and similar regional retail malls and (iii) shall include but not be limited to cleaning, paving, repairing and snow removal. As Tenant's contribution to the costs and expenses incurred by Landlord in operating, managing, maintaining, equipping, lighting, and providing sanitation and sewer and other services to this portion of the Access Easement Area ("Access Easement Expenses"), starting with the Term Commencement Date and continuing throughout the entire term of this Lease, Tenant shall pay Landlord, as Additional Rent, without off-set, abatement or deduction, Six Thousand and 00/100 Dollars ($6,000.00) per annum, payable in equal monthly installments on the first day of each month. The foregoing payment shall be in lieu of any assessment imposed with respect to the Premises pursuant to the Criteria or any other easement or operating agreement applicable thereto.

SECTION 5.04 - CONSTRUCTION AND MAINTENANCE OF THE ACCESS EASEMENT DRIVE:

      (a) The Access Easement Drive is comprised of the following four (4) portions:

      (i) the portion of the Access Easement Drive shown on Exhibit A-6 (the "Mall Portion");

      (ii) the portion of the Access Easement Drive shown on Exhibit A-7 (the "DSW Portion");

                                                                          (DSW12

      (iii) the portion of the Access Easement Drive shown on Exhibit A-8 (the "Landlord Portion"); and

      (iv) the portion of the Access Easement Drive shown on Exhibit A-9 (the "Darden Portion").

      (b) Tenant will construct the improvements required by the provisions of Exhibit C-2 hereof over the Mall Portion, the DSW Portion and the Landlord Portion of the Access Easement Drive and Landlord will construct, or cause to be constructed, the improvements required by the provisions of Exhibit C-2 over the Darden Portion of the Access Easement Drive. Subject to delays described in
Section 16.01 hereof, Landlord covenants and agrees that Landlord shall cause the Darden Portion of the Access Easement Drive to be substantially completed on or before June 1, 2002. Subject to delays described in Section 16.01 hereof, Tenant covenants and agrees that Tenant will commence construction on the Mall Portion, the DSW Portion and the Landlord Portion of the Access Easement Drive no later than June 1, 2002, that Tenant shall complete the installation of the curbs and base course and open the Mall Portion, DSW Portion and Landlord Portion of the Access Easement Drive no later than July 1, 2002, and that Tenant shall complete work on the finish course of the Mall Portion, DSW Portion and Landlord Portion of the Access Easement Drive prior to August 1, 2002. In the event that either party shall fail to so complete the improvements to the Access Easement Drive, the other party shall have the right to enter upon the applicable property and complete the same in accordance with the requirements hereof. In such event, such party shall be reimbursed the costs incurred in so completing the Access Easement Drive, together with interest thereon at the rate set forth in Section 2.07 hereof, by the other party hereto. In the event Tenant completes that portion of the Access Easement Drive improvements for which Landlord is responsible hereunder and Landlord fails to reimburse Tenant for the cost thereof, together with interest thereon, within sixty (60) days after receipt of a detailed invoice therefor accompanied by lien waivers from the contractor and all subcontractors that performed such work, Tenant shall have the right to offset such amount against twenty-five percent (25%) of the next following Minimum Rent installments due hereunder, until the entire obligation has been paid in full.

      (c) Upon completion of that portion of the Access Easement Drive for which Tenant is responsible hereunder, Landlord shall reimburse Tenant for (i) one hundred percent (100%) of the costs attributable to the Landlord Portion and
(ii) thirty percent (30%) of the costs attributable to the DSW Portion. If Landlord fails to reimburse Tenant for such costs within sixty (60) days after receipt of a detailed invoice therefor accompanied by lien waivers from the contractor and all subcontractors that performed such work, Tenant shall have the right to offset such amount, together with interest at the rate set forth in
Section 2.07 hereof, against twenty-five percent (25%) of the next following Minimum Rent installments due hereunder, until the entire obligation has been paid in full. Notwithstanding the foregoing, however, Tenant's right of offset with respect to the costs attributable to the DSW Portion shall not accrue until the earlier of a date thirty days next following execution of a lease with respect to Parcel C or a date six (6) months after receipt of invoice for such costs.

      (d) Tenant will maintain, repair and replace the improvements constituting the Mall Portion, the DSW Portion and the Landlord Portion of the Access Easement Drive and Landlord will maintain, repair and replace (or cause to be maintained, repaired and replaced) the improvements constituting the Darden Portion of the Access Easement Drive. Such maintenance obligation shall include, but not be limited to, the removal of snow and ice as required by weather conditions. Each party shall maintain their respective portions of the Access Easement Drive in a first class condition consistent with the remainder of the drives in the Shopping Center. Landlord shall reimburse Tenant for (i) one hundred percent (100%) of the costs attributable to maintenance, repair and replacement of the Landlord Portion and (ii) thirty percent (30%) of the costs attributable to maintenance, repair and replacement of the DSW Portion. If the Landlord fails to reimburse Tenant for such costs within sixty (60) days after receipt of a detailed invoice therefor accompanied by lien waivers from the contractor and all subcontractors that performed such work, Tenant shall have the right to offset such amount, together with interest at the rate set forth in
Section 2.07 hereof, against twenty-five percent (25%) of the next following Minimum Rent installments due hereunder, until the entire obligation has been paid in full.

      (e) In the event that the ring road is relocated pursuant to the Criteria or any other instrument applicable to the Ring Road, Landlord agrees to grant an extension to the Access Easement Area to provide Tenant with a connection to the relocated Ring Road.

SECTION 5.05 - AREA B SUBLEASE/DARDEN PARCELS PARKING EASEMENT

      (a) Area B of the Premises as shown on Exhibit A-1 has been included in the Premises in order to facilitate the development of facilities thereon without an initial lot split of Area B into a separate real estate tax parcel. Following the initial development of Area B by Tenant (at Landlord's expense, pursuant to subsection (e) of Section 3.03 hereof), Landlord agrees, at Landlord's sole cost and expense, to employ commercially reasonable, good faith efforts to have Area B split from the rest of the Premises for real estate tax purposes. At such time as such a lot split has occurred, this Lease shall be amended to delete Area B from the Premises. Notwithstanding the foregoing, however, no such lot split shall be permitted if it shall cause the balance of the Premises to not comply with all applicable zoning requirements.

      (b) It is agreed and understood that the economic benefit and burden of Area B shall be that of Landlord. Accordingly, in the event that such a lot split has not occurred prior to the date Landlord desires to enter into a lease agreement for Area B with a third party, Tenant shall enter into a sublease with Landlord, as sub-tenant, which shall permit Landlord to so lease or sublease Area B to such third party. Landlord shall be wholly responsible for any

                                                                          (DSW12
liability related to or arising out of Area B and agrees to indemnify and hold Tenant, Tenant's officers, directors, employees, and agents harmless from and against all claims, losses, liabilities, damages, and expenses (including but not limited to reasonable attorneys' fees) incurred by Tenant arising out of or related to the use, operation or management of Area B, whether pursuant to this Lease or pursuant to any such third party agreement.

      (c) Tenant acknowledges that a nonexclusive parking easement over a portion of Area B has been granted to GMRI, Inc. by Landlord, pursuant to the Declaration of Easement dated as of November 2, 2001, attached hereto as Exhibit A-14

                       ARTICLE VI. REPAIRS AND MAINTENANCE

SECTION 6.01 - LANDLORD'S MAINTENANCE OBLIGATIONS:

      (a) Landlord shall, at its sole cost and expense, be responsible for keeping and maintaining the ring road and entrance drive portion of the Access Easement Area shown on Exhibit A-4 in good repair and reasonably free of snow and ice, as set forth in Section 5.03. Such maintenance shall be to a standard of care not less than that of the remainder of the Shopping Center, and shall be performed as and when required in order to maintain the same in a first-class condition, reasonable wear and tear, and casualty loss, excepted

      (b) In addition, so long as the Area B portion of the Premises remains as part of the Premises, Landlord shall at its sole cost and expense be responsible for keeping and maintaining the Area B portion of the Premises shown on Exhibit A-1 hereof, excluding the Access Easement Drive portion thereof shown on Exhibit A-8 hereof, in good repair and reasonably free of snow and ice. Such maintenance shall be to a standard of care not less than that of the remainder of the Shopping Center, and shall be performed as and when required in order to maintain the same in a first-class condition, reasonable wear and tear, and casualty loss, excepted.

      (c) Landlord shall also maintain the landscaped area shown on Exhibit A-2. The manner in which such area shall be maintained and the expenditures therefor, shall be at the sole reasonable discretion of Landlord, except that the same shall be maintained at all times in a first-class condition in conformance with the Criteria and otherwise to a standard of care not less than that of the remainder of the Shopping Center. As Tenant's contribution to the costs and expenses incurred by Landlord in maintaining the aforesaid landscaped area, starting with the Term Commencement Date and continuing throughout the entire term of this Lease, Tenant shall pay Landlord, without offset, abatement or deduction, the sum of $ 4.25 per lineal foot of the Premises fronting on Polaris Parkway per annum, payable in equal monthly installments on the first day of each month.

      (d) If Landlord fails, refuses or neglects to commence or complete any of the repairs or replacements required to be made by Landlord under Section 6.01(b) and/or (c) herein promptly and adequately after written notice and a reasonable opportunity to cure, Tenant may, in addition to any other remedy Tenant may have, make or complete said maintenance, repairs or replacements (but shall not be required to) and Landlord shall pay the cost and expense thereof, plus a charge of fifteen percent (15%) thereof, to Tenant upon demand. If said amount is not paid within thirty (30) days after demand, Tenant may offset the cost thereof against twenty five percent (25%) of the next installments of Minimum Rent, Percentage Rent or Additional Rent payable hereunder until the entire obligation has been paid in full.

      (e) So long as the Shopping Center and adjacent outparcels thereto are managed by a Glimcher Properties Limited Partnership related entity, if Landlord fails, refuses or neglects to properly maintain the Darden portion of the Access Easement Drive shown on Exhibit A-9 promptly and adequately after written notice and a reasonable opportunity to cure, Tenant may, in addition to any other remedy Tenant may have, offset an amount equal to the reasonable estimate of the cost for such repairs or maintenance against ten percent (10%) of the next following Minimum Rent installments due hereunder until the required maintenance or repairs have been completed. In the event management of the Shopping Center and adjacent outparcels thereto is performed by any other party other than Glimcher Properties Limited Partnership and Landlord fails, refuses or neglects to properly maintain the Darden Portion of the Access Easement Drive shown on Exhibit A-9 promptly and adequately after written notice and a reasonable opportunity to cure, Tenant may, in addition to any other remedy Tenant may have, offset an amount equal to the reasonable estimate of the cost for such repairs or maintenance against twenty-five percent (25%) of the next following Minimum Rent installments due hereunder until the required maintenance or repairs have been completed.

SECTION 6.02 - TENANT'S MAINTENANCE OBLIGATIONS:

      (a) Subject to reimbursement as otherwise provided in Section 5.04 hereof, Tenant shall, at its sole cost and expense, be responsible for keeping and maintaining the Mall Portion, the DSW Portion and the Landlord Portion of the Access Easement Drive, shown on Exhibits A-6, A-7 and A-8 hereof, in good repair and reasonably free of snow and ice, as set forth in Section 5.04.

      (b) In addition, Tenant shall be responsible for keeping the Area A portion of the Premises maintained,

                                                                          (DSW12
repaired and replaced, at its sole cost and expense, inclusive of the parking field and landscaped areas of Area A (other than the portion of the landscaped areas of the Premises which shall be maintained by Landlord pursuant to Section
6.01 (c) hereof), in conformance with the Criteria and otherwise, to a standard of care not less than that of the remainder of the Shopping Center. Such maintenance shall be performed as and when required in order to maintain the same in a first-class condition, reasonable wear and tear, and casualty loss, excepted. Tenant shall maintain such portion of the Premises in a continuous neat and clean condition, including the maintenance and replacement of all landscaping (other than that maintained by Landlord pursuant to Section 6.01 (c) hereof) as reasonably necessary, trash pick-up at such frequency so as to avoid the accumulation of trash and debris, grass mowing and snow and ice removal as reasonably necessary, and otherwise in accordance with all other requirements set forth under this Lease and under applicable zoning laws and regulations, restrictions of record and other governmental laws, rules or regulations. Tenant shall also be responsible for maintenance, repair and replacement of all utility systems which exclusively serve Area A of the Premises. If Tenant fails, refuses or neglects to properly maintain the Area A portion of the Premises and/or the Mall Portion, the DSW Portion and/or the Landlord Portion of the Access Easement Drive inclusive of the improvements or to commence or complete any of the repairs or replacements required to be made by Tenant hereunder promptly and adequately after written notice and reasonable opportunity to cure, Landlord may, in addition to any other remedy Landlord may have, but shall not be required to, make or complete said maintenance, repairs or replacements and Tenant shall pay the cost and expense thereof, plus a charge of fifteen percent (15%) thereof, to Landlord upon demand as Additional Rent. Landlord hereby reserves a perpetual, non-exclusive easement across and over the Premises for the purposes of carrying out the terms and provisions set forth in this paragraph.

                         ARTICLE VII. REAL ESTATE TAXES

SECTION 7.01 - LIABILITY:

      (a) Starting with the Term Commencement Date and continuing throughout the entire term of this Lease, Tenant shall pay to the applicable taxing authority or to Landlord, as set forth below, Taxes, as hereinafter defined, attributable to Area A of the Premises, for each tax year. Taxes shall be prorated for any partial tax year at the commencement or end of the term of this Lease. The term "Taxes" means the total of all taxes and assessments, general and special, ordinary and extraordinary, real and/or personal, foreseen and unforeseen, including assessments for public improvements and betterments, assessed, levied or imposed with respect to the land and improvements included within the Premises, any tax or surcharge of any kind or nature with respect to the parking areas or the number of parking spaces in the Premises and, if applicable, any tax on rents and receipts, excluding from Taxes, however, any capital assessments for the initial development of the Shopping Center and any maintenance or other assessments imposed pursuant to the Criteria or other easement or operating agreement. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any Taxes levied, assessed or imposed on real estate and the improvements thereon or imposed upon any personalty used in connection therewith or upon the collection of rents or other sums due hereunder, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings in the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. As provided in Section 5.05 hereof, Landlord agrees, at Landlord expense, to use commercially reasonable, good faith efforts to cause the Premises to constitute a separate tax parcel.

      (b) Starting with the Term Commencement Date and continuing throughout the entire term of this Lease, Landlord shall pay to the applicable taxing authority, as set forth below, Taxes, as herein defined, attributable to Area B of the Premises, for each tax year.

      (c) Until a separate bill can be obtained for Areas A and B, as provided above, the assessed value of the Improvements on Areas A and B shall be determined using the assessor or auditor notes and records, and the assessed value of the land (exclusive of Improvements) within the respective portions of the Premises shall be determined based upon the ratio of square footage of land within each portion of the Premises to the square footage of land in the Premises as a whole. The applicable tax rate shall then be applied to the resulting total (assessed value of land and Improvements) and Landlord shall then be responsible for payment to Tenant of the portion attributable to Area B. Tenant shall then be responsible for timely payment of the Taxes on the Premises directly to the taxing authority.

      (d) If a separate tax bill can be obtained for Area A of the Premises, Tenant shall then be responsible for the timely payment of said bill in its entirety directly to the taxing authority.

SECTION 7.02 - METHOD OF PAYMENT:

      Taxes which are payable by Landlord or Tenant directly to the taxing authority shall be paid on time and prior to application of penalty and interest. Each party shall promptly provide to the other party a copy of each tax bill received by such party, and shall provide to the other, promptly upon payment, with a copy of the paid tax bill. If Taxes are payable by Tenant to Landlord then the same shall be due and payable within twenty (20) days of Tenant's receipt of an invoice for the same.

SECTION 7.03 - CONTEST:

      Tenant will have the right at its own cost and expense to initiate and prosecute any proceedings permitted by law for the purpose of obtaining an abatement or of otherwise contesting the validity or amount of any Taxes. If

                                                                          (DSW12
required, Tenant may take such action in the name of the Landlord who will cooperate with the Tenant to such extent as the Tenant may reasonably require to the end that such proceedings may be brought to a successful conclusion. Tenant will indemnify and hold Landlord harmless from all loss, cost, damage and expense incurred in the prosecution of the proceedings by Tenant.

                             ARTICLE VIII. INSURANCE

SECTION 8.01 - TENANT'S OBLIGATIONS FOR FIRE AND EXTENDED COVERAGE:

      Tenant, at Tenant's sole cost and expense, shall obtain and maintain for the term of this Lease, insurance covering the Area A portion of the Premises, including, without limitation, all Improvements now located on the Area A portion of the Premises or that may be erected on the Area A portion of the Premises, against loss or damage by fire, vandalism, malicious mischief, windstorm, hail, smoke, explosion, riot, civil commotion, vehicles, aircraft, or earthquake. The insurance shall be carried by insurance companies authorized to transact business and licensed in the state in which the Premises is located, selected by Tenant and approved by Landlord, whose approval shall not be unreasonably withheld. In addition, the following conditions shall be met:

      (i) The insurance shall be in amounts no less than one hundred percent (100%) of the replacement cost of the buildings and other improvements, exclusive of foundations and below-ground improvements (but sufficient to satisfy the requirements of any coinsurance clause).

      (ii) The insurance shall be maintained for the mutual benefit of Landlord and Tenant, any succeeding owners of the fee title in the Premises, and any successors and assigns of this Lease. The insurance policy or policies shall name both Landlord, Landlord's requested additional insureds, and Tenant as insureds.

      (iii) Subject to the provisions of Section 9.02, any and all fire or other insurance proceeds that become payable at any time during the term of this Lease because of damage to or destruction of any Improvements on the Premises, shall be paid to any Leasehold Mortgagee (as hereinafter defined in Article XI hereof) and if none, then to the Landlord's title company. Such proceeds shall be applied toward the cost of repairing, restoring, and replacing the damaged or destroyed Improvements in the manner required by Article IX of this Lease.

      (iv) The insurance may be subject to Tenant's customary deductibles.

SECTION 8.02 - TENANT'S OBLIGATIONS FOR PROPERTY AND LIABILITY INSURANCE:

      Tenant, at Tenant's sole cost and expense, shall obtain and maintain for the term of this Lease, commercial general liability insurance against claims and liability for personal injury, death and property damage arising from the use, occupancy, disuse, or condition of the Area A portion of the Premises and Improvements, naming Landlord, any mortgagee as additional insureds, which policy is to be in the minimum amount of One Million Dollars ($1,000,000.00) with respect to any one person, in the minimum amount of Three Million Dollars ($3,000,000.00) with respect to any one accident, and in the minimum amount of Three Hundred Thousand Dollars ($300,000.00) with respect to property damage. The aforesaid minimum limits may, at Landlord's option, be increased from time to time, in an amount not to exceed industry standards, to account for inflation, increases in insurance settlements, or jury verdicts. Landlord hereby consents to allow Tenant to meet its obligations, pursuant to this Section 8.02, under an Umbrella policy, insuring the other locations of Tenant, provided the limits set forth herein are not reduced.

SECTION 8.03 - BASIC INSURANCE REQUIREMENTS:

      On or before Tenant's entry onto the Premises and before any such insurance policy shall expire, Tenant shall furnish Landlord with certificates of all insurance required by this Article VIII. Tenant agrees that if it does not keep this insurance in full force and effect, Landlord may notify Tenant of this failure, and if Tenant does not deliver to Landlord certificates showing all of the required insurance to be in full force and effect within ten (10) days after this notice, Landlord may, at its option, take out and pay the premiums on the insurance needed to fulfill Tenant's obligations under the provisions of this Article VIII, and on demand from Landlord, Tenant shall reimburse Landlord the full amount of any insurance premiums paid by Landlord, with interest at the rate set forth in Section 2.07 hereof from the date of Landlord's demand until reimbursement by Tenant, or, in the alternative, declare Tenant in default of this Lease. Insurance required to be provided by Tenant shall be (i) evidenced by certificates of insurance, which certificates shall state that the insurance cannot be canceled and that it shall continue in full force and effect, unless Landlord has received at least thirty (30) days prior written notice of such cancellation or termination, (ii) not be materially changed without at least thirty (30) days prior written notice to Landlord,
(iii) shall name Landlord and its mortgagee as additional insureds, and (iv) contain an express waiver of any right of subrogation by the insurance company against Landlord, Landlord's agents and employees, and mortgagees . The insurance shall be carried by insurance companies authorized to transact business and licensed in the state in which the Premises is located. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. Notwithstanding the foregoing, however, Tenant may self-insure any of the amounts herein stated pursuant to a bona fide self-insurance retention program so long as the amounts so self-insured by Tenant are guaranteed by an affiliate of Tenant whose net worth exceeds twenty five million dollars ($25,000,000).

SECTION 8.04 - WAIVER OF SUBROGATION:

      Landlord and Tenant each hereby release and waive all rights of subrogation against the other, its officers, directors, employees and agents from any and all liability or responsibility for any loss or damage to property

                                                                          (DSW12
covered by valid and collectible fire insurance with standard and extended coverage endorsement, or required to be carried hereunder, even if such fire or other casualties shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

SECTION 8.05 - COVENANTS TO HOLD HARMLESS:

      (a) Tenant hereby indemnifies and agrees to save harmless Landlord, Landlord's officers, directors, employees, and agents, and any mortgagee of the Shopping Center (collectively, "the Protected Parties"), from and against all claims, losses, liabilities, damages and expenses (including but not limited to reasonable attorneys' fees) that arise within the Area A portion of the Premises or that arise from or in connection with (i) the possession, use, occupation, management, repairs, maintenance or control of the Area A portion of the Premises, or any portion thereof, by Tenant or its employees, agents, contractors, licensees, or invitees located in the Premises, (ii) any negligent act or omission or wilful misconduct of Tenant, its employees, agents, contractors, licensees, or invitees, or (iii) any violation, breach, or default of this Lease by Tenant after written notice and the expiration of the applicable cure period. Tenant shall, at its own cost and expense, defend any and all actions which may be brought against any of the Protected Parties with respect to the foregoing. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against any of the Protected Parties in connection with the foregoing. This Section 8.04(b) shall be inapplicable to events caused by the negligence or wilful misconduct of the Protected Parties.

      (b) Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the Area A portion of the Premises and any improvements therein and appurtenances thereto and all other portions of the Shopping Center complex solely at their own risk and Tenant and those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business or for business interruption arising directly or indirectly out of or from or on account of such occupancy and use resulting from any present or future condition or state of repair thereof. Subject to and subordinate to Section 8.04(a) hereof, this Section 8.04 (c) shall be inapplicable to events directly caused by the negligence or wilful misconduct of Landlord or its agents, employees or contractors.

      (c) Landlord shall not be responsible or liable at any time to Tenant, or to those claiming by, through or under Tenant, for any loss of life, bodily or personal injury, or damage to property or business, or for business interruption, that may be occasioned by or through the acts, omissions or negligence of any other persons, or any other tenants or occupants of any portion of the Shopping Center. This Section 8.04(d) shall be inapplicable to events caused by the negligence or wilful misconduct of Landlord, or Landlord's agents, employees or contractors.

      (d) Landlord shall not be responsible or liable at any time for any defects, latent or otherwise, in any buildings or improvements in the Shopping Center or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of life, injury or damage to any person or to any property or business of Tenant, or those claiming by, through or under Tenant, caused by or resulting from the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas, sewage, snow or ice in any part of the Area A portion of the Premises or caused by or resulting from acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of any buildings or improvements in the Shopping Center including the Premises, or any of the equipment, fixtures, machinery, appliances or apparatus therein. Subject to and subordinate to Section 8.04(a) hereof, this
Section 8.04(e) shall be inapplicable to events directly caused by the negligence or wilful misconduct of Landlord or its agents, employees or contractors.

      (e) Except to the extent directly related to the negligent act or omission or wilful misconduct of Tenant, or Tenant's agents, employees, or contractors, Landlord hereby indemnifies and agrees to save harmless Tenant, Tenant's officers, directors, employees, and agents from and against all claims, losses, liabilities, damages, and expenses (including but not limited to reasonable attorneys' fees) that arise from or in connection with (i) the possession, use, occupation, management, repairs, maintenance or control of the common Areas or the Area B portion of the Premises, or any portion thereof, by Landlord or its employees, agents, contractors, licensees, or invitees located in the Area B portion of the Premises, (ii) any negligent act or omission or wilful misconduct of Landlord, its employees, agents, contractors, licensees, or invitees, or
(iii) any violation, breach or default of this Lease by Landlord after written notice and the expiration of the applicable cure period. Nothing contained in the preceding sentence shall be deemed to relieve Landlord of liability from damages by Tenant resulting from the act or omission of Landlord, its agents or employees. Landlord shall, at its own cost and expense, defend any and all actions which may be brought against Tenant with respect to the foregoing. Landlord shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against Tenant in connection with the foregoing.

SECTION 8.06 - LANDLORD'S OBLIGATION TO CARRY AREA B INSURANCE

      Until a lot split has occurred and so long as the Area B portion of the Premises shown on Exhibit A-1 is part of the Premises, Landlord shall be obligated to obtain and maintain for the term of this Lease, insurance covering the Area B portion of the Premises, including, without limitation, all Improvements now located on the Area B portion of the Premises or that may be erected on the Area B portion of the Premises, against loss or damage by fire, vandalism, malicious mischief, windstorm, hail, smoke, explosion, riot, civil commotion, vehicles, aircraft, or earthquake. The insurance shall be carried by insurance companies authorized to transact business and licensed in the state in which the Premises is located, selected by Landlord and approved by Tenant, whose approval shall not be unreasonably withheld.

                                                                          (DSW12

In addition, the following conditions shall be met:

      (i) The insurance shall be in amounts no less than one hundred percent (100%) of the replacement cost of the buildings and other improvements on Area B, exclusive of foundations and below-ground improvements (but sufficient to satisfy the requirements of any coinsurance clause).

      (ii) The insurance shall be maintained for the mutual benefit of Landlord and Tenant, any succeeding owners of the fee title in the Premises, and any successors and assigns of this Lease. The insurance policy or policies shall name both Landlord, Landlord's requested additional insureds, and Tenant as insureds.

      (iii) Subject to the provisions of Section 9.04, any and all fire or other insurance proceeds that become payable at any time during the term of this Lease because of damage to or destruction of any Improvements on Area B of the Premises, shall be paid to the Landlord's title company and applied toward the cost of repairing, restoring, and replacing the damaged or destroyed Improvements in the manner required by Article IX of this Lease.

      (iv) The insurance shall be subject to Landlord's customary deductibles, self insurance and umbrella policy programs.

      Fire and extended coverage shall meet the following conditions:

      Until a lot split has occurred and so long as the Area B portion of the Premises shown on Exhibit A-1 is part of the Premises, Landlord shall also maintain commercial general liability insurance for the Area B portion of the Premises, insuring against claims and liability for personal injury, death and property damage arising from the use, occupancy, disuse or condition of the Area B portion of the Premises and Improvements, and adjoining areas, naming Landlord, Tenant, any mortgagee as additional insureds, which policy is to be in the minimum amount of One Million Dollars ($1,000,000) with respect to any one person, in the minimum amount of Three Million Dollars ($3,000,000) with respect to any one accident, and in the minimum amount of Three Hundred Thousand Dollars ($300,000) with respect to property damage. Landlord may meet its obligations pursuant to this Section 8.06 under an Umbrella Policy insuring the other properties of Landlord, provided the limits set forth herein are not reduced.

                     ARTICLE IX. DESTRUCTION OF IMPROVEMENTS

SECTION 9.01 - TENANT'S OBLIGATION TO REBUILD:

      In the event any Improvements on or to the Area A portion of the Premises shall be partially or totally damaged or destroyed by fire or other casualty so as to become partially or totally untenantable, then the damage to any such Improvements on or to the Area A portion of the Premises shall be promptly repaired by Tenant to their condition immediately preceding such damage or destruction, and Tenant shall submit to Landlord the plans, specifications and drawings in connection with such restoration or rebuilding. Landlord shall have the right to approve said plans, specifications and drawings, which approval shall not be unreasonably withheld, so long as the Improvements, inclusive of parking lot layout, traffic flow, curb cuts, and landscaping, shall be substantially the same as existed immediately preceding such damage or destruction. In addition, Tenant shall promptly remove any rubble or debris so that all Improvements shall be clean, neat, and attractive at all times, and maintained in a manner to not endanger the public safety. Tenant shall repair or replace its merchandise, trade fixtures, furnishings and equipment in a manner and to at least a condition equal to that immediately prior to its damage or destruction. All insurance proceeds attributable to the Area A Improvements shall be made available to Tenant for such purposes.

SECTION 9.02 - TENANT NOT OBLIGATED TO REBUILD:

      If Tenant's Improvements on the Area A portion of the Premises shall be damaged or destroyed by fire or other casualty, acts of God or other cause during the last two (2) years of the term of this Lease and the same cannot with reasonable and diligent efforts be restored or repaired within sixty (60) days after the date of such casualty, then Tenant shall have the option to either (i) repair such damage at Tenant's expense as soon as reasonably practicable but not later than the expiration of the term of this Lease, or (ii) demolish any Improvements to the Area A portion of the Premises, remove all rubble and debris, landscape the Area A portion of the Premises, return the same to the condition immediately prior to the date of this Lease and terminate this Lease. If this Lease is terminated, all insurance proceeds and/or self-insurance proceeds and any deductible attributable to the Premises, shall be paid to Landlord and thereupon Landlord and Tenant shall be released from all future liability and obligations under this Lease.

SECTION 9.03 - LANDLORD'S OBLIGATION TO REBUILD:

      In the event the Area B portion of the Premises is still part of the Premises and any Improvements on or to the Area B portion of the Premises shall be partially or totally damaged or destroyed by fire or other casualty so as to become partially or totally untenantable, then Landlord cause the damage to any such Improvements on or to the Area B portion of the Premises to be promptly repaired to their condition immediately preceding such damage or destruction. In addition, Landlord shall see to it any rubble or debris is promptly removed so that all Improvements shall be clean, neat and attractive at all times, and maintained in a manner to not endanger the public safety.

SECTION 9.04 - LANDLORD NOT OLIGATED TO REBUILD:

      In the event the Area B portion of the Premises is still part of the Premises and Improvements on the Area B portion of the Premises are damaged or destroyed by fire or other casualty, acts of God or other cause during the last two years of the term of this Lease, Landlord will not be obligated to rebuild or restore the Area B portion of the Premises.

                             ARTICLE X. CONDEMNATION

SECTION 10.01 - INTERESTS OF THE PARTIES:

      If all or any part of the Area A portion of the Premises and Improvements is taken for public or quasi-public purposes by condemnation in any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of Landlord and Tenant in the award or consideration for the taking or transfer and the effect of the taking or transfer on this Lease shall be governed by this
Article X.

SECTION 10.02 - TERMINATION ON TOTAL TAKING:

      If all or substantially all of the Area A portion of the Premises and Improvements are taken or transferred as described in Section 10.01, this Lease and all of the right, title, and interest under this Lease shall cease on the date title to the Area A portion of the Premises and Improvements vests in the condemning authority. The proceeds of the condemnation of the Premises and Improvements shall be distributed as set forth in Section 10.05.

SECTION 10.03 - TERMINATION ON PARTIAL TAKING:

      If a portion but less than all or substantially all of the Premises and Improvements are taken or transferred as described in Section 10.01, and if the result is that (i) a portion of the building structure on the Area A portion of the Premises is taken or so transferred, (ii) there is no longer suitable vehicular access to the Area A portion of the Premises from a public street or highway and sufficient alternative access is not provided within a reasonable period of time thereafter, or (iii) the Area A portion of the Premises shall not have sufficient parking to meet code requirements and sufficient alternative parking is not provided within a reasonable period of time thereafter, then Tenant may elect to terminate this Lease upon written notice to Landlord, which notice must be given, if at all, within ninety (90) days of the effective date of such taking or transfer. The proceeds of the condemnation of the Premises and Improvements shall be distributed as set forth in Section 10.05.

SECTION 10.04 - CONTINUATION WITH RENT ABATEMENT ON PARTIAL TAKING:

      If a portion but less than all or substantially all of the Area A portion of the Premises and Improvements are taken or transferred as described in
Section 10.01, and if Tenant does not terminate this Lease pursuant to Section 10.03, then this Lease shall terminate only as to the portion of the Premises and Improvements taken or transferred as of the date title to the portion vests in the condemning authority. However, this Lease shall continue in full force and effect as to the portion of the Premises and Improvements not taken or transferred and Tenant shall restore the Improvements located on Area A to a complete architectural unit suitable for use as herein provided. From and after the date of taking or transfer, the Minimum Rent and the Break Points shall be adjusted proportionately. The proceeds of the condemnation of the Premises and Improvements shall be distributed as set forth in Section 10.05.

SECTION 10.05 - DISTRIBUTION OF CONDEMNATION PROCEEDS:

      (a) In the event all or a portion of the Area A portion of the Premises are taken or transferred as described in Section 10.01 and this Lease is terminated as set forth above, this Lease shall terminate, and Tenant shall, upon Landlord's request, if made prior to the date of termination of this Lease, demolish all buildings on any part of the Area A portion of the Premises not subject to the taking, remove all debris and grade the Area A portion of the Premises to such condition as is reasonably acceptable to Landlord. The condemnation award attributed to the Area A portion of the Premises shall be divided and paid as follows:

            (i) First, to Tenant in the amount of the cost incurred to demolish and restore as required of Tenant above, and if there is more condemnation award,

            (ii) Next, to Landlord in an amount equal to the "fair market value" (determined as set forth below) of the portion of the land so taken, as of the date of taking, assuming that there were no improvements thereon; and if there is more condemnation award,

            (iii) Next, to Tenant, in an amount determined by multiplying the amount of the remaining award by a fraction, the numerator of which shall be the number of full calendar months remaining in the original Term hereof and the denominator of which shall be the number of calendar months in the original Term (i.e., 180); and

            (iv)  Finally, the balance to Landlord.

      (b) In the event a portion of Area A is taken or transferred as described in Section 10.02 and Tenant does not have the right to terminate this Lease or does not elect to terminate this Lease, this Lease shall continue and the condemnation award attributable to the Premises shall be allocated and paid in the following sequence:

            (i) To Tenant, in the amount of all reasonable costs and expenses incurred to do the restoration work required by Section 10.04; and if there is more condemnation award,

            (ii) Next to Landlord in an amount equal to the fair market value (determined as set forth below) of the land only taken as of the date of taking, assuming that there were no improvements thereon; and if there is more condemnation award,

            (iii) Next to Tenant, in an amount determined by multiplying the amount of the remaining award by a fraction, the numerator of which shall be the number of full calendar months remaining in the original Term and the denominator of which shall be the number of calendar months in the original Term (i.e., 180); and

            (iv)  Finally, the balance to Landlord.

SECTION 10.06 - FAIR MARKET VALUE:

      For purposes hereof, "fair market value" shall be determined by mutual agreement of Landlord and Tenant. In the event Landlord and Tenant cannot agree on the fair market value, Landlord and Tenant, within thirty (30) days after the event which gives rise to the need to fix fair market value, shall each select an M.A.I. appraiser and, within ten (10) days of the expiration of said thirty
(30) day time period, notify the other party in writing of the appraiser selected. On failure of either party to appoint an appraiser within said ten
(10) day period, the appraiser so appointed may appoint a second qualified appraiser to represent the party in default. The two appraisers appointed in either manner shall then proceed to agree upon and select a third qualified appraiser. Said three appraisers shall separately perform appraisals of the Premises to determine its then existing fair market value and provide their written appraisals to Landlord and Tenant. The Fair Market Value shall be the average of such three (3) written appraisals.

             ARTICLE XI. ASSIGNING, SUBLETTING AND ENCUMBERING LEASE

SECTION 11.01 - GENERAL ASSIGNING, SUBLETTING AND ENCUMBERING LEASE:

      (a) Subject to the provisions set forth herein below, Tenant shall not without Landlord's prior written consent, which Landlord may withhold in its sole discretion, (i) assign or otherwise transfer this Lease or any of its rights hereunder, (ii) sublet the Area A portion of the Premises or any part thereof, or permit the use of the Premises or any part thereof by any persons other than Tenant or its agents, or (iii) permit the assignment or other transfer of this Lease or any of Tenant's rights hereunder by operation of law. Any attempted or purported transfer or assignment of this Lease or any of Tenant's interest hereunder and any attempted or purported subletting or grant of a right to use or occupy all or a portion of the Area A portion of the Premises in violation of the foregoing sentence shall be null and void and shall not confer any rights upon any purported transferee, assignee, mortgagee, subTenant or occupant. Notwithstanding the foregoing or anything else in this Lease to the contrary, Tenant is expressly permitted to sublet the Premises to Shonac Corporation.

      (b) In the event Tenant desires to assign or transfer this Lease, or sublet (or permit occupancy or use of) the Premises, or any part thereof, Tenant shall give Landlord prior written notice of Tenant's intention to so assign or transfer or sublet all or any part of the Premises. For thirty (30) days following receipt of said notice, Landlord shall have the right, exercisable by sending written notice to Tenant, to (i) refuse to permit such assignment, sublet or transfer, or (ii) consent to such assignment, sublet or transfer. The consent by Landlord to any assignment, transfer or subletting to any party shall not be construed as a waiver or release of Tenant under the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment, transfer or subletting be construed to relieve Tenant from giving Landlord said thirty (30) days notice or from obtaining the consent in writing of Landlord to any further assignment, transfer or subletting.

      (c) Intentionally Omitted.

      (d) Any costs and expenses, including reasonable attorneys' fees (which shall include the cost of any time expended by Landlord's in-house counsel) incurred by Landlord in connection with any proposed or purported assignment, transfer or sublease shall be borne by Tenant and shall be payable to Landlord as Additional Rent. Any such charge shall be a maximum of One Thousand and 00/100 Dollars ($1,000.00).

      (e) Notwithstanding the foregoing, in the event Tenant waives its right in writing to exercise the purchase option granted to Tenant pursuant to Section
20.01 hereof, to require the conveyance by Landlord and Tenant of their respective interests in the Premises to Polaris/Jubilee, LLC, then Landlord shall not unreasonably withhold consent to any assignment or sublet provided that: (i) Tenant shall not be relieved of any liability for performance of all terms and provisions of this Lease; (ii) Tenant is not in default of this Lease;
(iii) the successor has a net worth and creditworthiness acceptable to Landlord in its reasonable discretion; (iv) the retail experience and business reputation of the successor is acceptable to Landlord in its reasonable discretion; (v) the use as set forth in this Lease remains the same; (vi) the successor is not then involved in the negotiation for leasing any other location(s) in the Shopping Center; (vii) if the successor is or has been a tenant in any of Landlord's other properties then such successor must not be in default of the lease and during such tenancy such successor must have faithfully abided by the terms of its lease; (viii) the assignment or sublet is in a form with such terms as reasonably acceptable to Landlord; and (ix) the Premises shall not be subdivided.

      (f) Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to (i) grant a license or licenses and/or concessions within the Premises provided that the Premises is not subdivided and continues to be operated as a single store with a single trade name pursuant to the terms of this Lease, and (ii) assign this Lease or sublet the entire Premises to (aa) a parent, affiliate or subsidiary corporation of Tenant, (bb) a successor by merger, acquisition or consolidation of Tenant or its parent or subsidiary, or
(cc) an entity acquiring all or substantially all of the assets of Tenant, its parent or subsidiary. No such assignment, sublet or transfer shall relieve Tenant of any obligations or liabilities hereunder.

SECTION 11.02 - MORTGAGING LEASEHOLD INTEREST:

      (a) Tenant shall have the right, without Landlord's consent or approval, to mortgage Tenant's leasehold interest in this Lease ("Leasehold Mortgage"), subject and subordinate to any fee mortgage and/or deed of trust existing or hereafter placed upon the Premises. Any such Leasehold Mortgage shall be subject to and limited by the terms and provisions of this Lease. No such Leasehold Mortgage shall be effective unless and until Landlord receives written notice of the same, and no such Leasehold Mortgage shall affect the terms and provisions of this Lease except as specifically set forth in Sections 11.02 and 13.04 hereof. Furthermore, any such Leasehold Mortgage shall be deemed null and void upon the expiration or earlier termination of this Lease. If Tenant fails to cure any default within the time prescribed by this Lease, further notice to that effect shall be given by Landlord to the Leasehold Mortgagee, and the Leasehold Mortgagee shall be allowed such additional time as may be required, within which to cure the default, as set forth in Section 11.02 (b)(ii) and
Section 13.04 hereof. So long as the Lender shall be engaged in curing the default within the time period herein provided, no default hereunder shall operate or permit Landlord to terminate this Lease. Landlord also agrees to recognize the purchaser at foreclosure (or, the transferee in lieu of foreclosure) as the Tenant hereunder, subject to all of the terms and conditions herein contained in the event the Leasehold Mortgagee forecloses on its Leasehold Mortgage with Tenant.

      (b)   Leasehold Mortgagee shall have the following rights hereunder:

            (i) Landlord will accept performance by the Leasehold Mortgagee of any or all of the agreements and obligations on Tenant's part to be performed under this Lease with the same force and effect as if performed by Tenant. Notwithstanding any provision to the contrary in this Lease, the rights of Leasehold Mortgagee upon an Event of Default under this Lease may not be exercised until Landlord provides written notice of the Event of Default to the Leasehold Mortgagee, and an opportunity to cure same in accordance with subparagraph (ii) below.

            (ii) It is agreed that the Leasehold Mortgagee shall have the right to cure any Event of Default under this Lease within twenty (20) days after receipt of notice from Landlord with respect to any Event of Default that can be cured by the payment of money, or within fifty (50) days after receipt of notice from Landlord with respect to any other covenant or condition or term of this Lease after written notice thereof is provided; and, if the Event of Default is of such nature that it cannot be reasonably remedied within said time, then Leasehold Mortgagee shall have such additional time as is reasonably necessary to cure such Event of Default, provided that it commences the curing of same within said fifty
      (50) day period, and thereafter diligently continues the curing of same, or alternatively, institutes foreclosure proceedings within fifty (50) days after receipt of the aforesaid notice.

      (c) In the event that any Leasehold Mortgagee or other person acquires the leasehold estate hereby granted, or in the event of the rejection or other avoidance of the Lease by the Tenant pursuant to the Federal Bankruptcy Code or other similar law or other dissolution of the Tenant, and such Leasehold Mortgagee or other persons so request by written notice to Landlord within sixty
(60) days after such event, Landlord (i) shall enter into a new Lease of the Premises with such Leasehold Mortgagee or its designee within thirty (30) days after receipt of such request, which new Lease shall be effective as of the date of such acquisition for the remainder of the Term of this Lease, at the same rent and upon the same terms, covenants, conditions and agreements as are herein contained including ownership by such Leasehold Mortgagee or other person of any buildings or other improvements, and (ii) shall further assign by quitclaim assignment all of Landlord's rights in any underlying subleases. Notwithstanding any provision in this subsection to the contrary, Landlord shall have no obligation under this subsection unless, contemporaneously with the execution of the new Lease and quitclaim assignment, or at such earlier time as required by the time restrictions imposed upon Leasehold Mortgagee to cure monetary defaults of the Tenant in Section 11.02(b)(ii), such Leasehold Mortgagee or other person shall pay to Landlord all Rent and other sums which are then owing and yet unpaid under this Lease.

                    ARTICLE XII. SUBORDINATION AND FINANCING

SECTION 12.01 - SUBORDINATION:

      (a) This Lease and Tenant's tenancy hereunder shall be subject and subordinate at all times to the lien of any mortgage or deed of trust now or hereafter placed upon the interest of Landlord and the Premises, provided the mortgagee or trustee named in said mortgages or trust deeds shall enter into a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") in form substantially similar to the Exhibit G SNDA attached hereto whereby such mortgagee or trustee agrees to recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default beyond applicable cure periods. Tenant also agrees that any mortgagee or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election, and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant agrees to execute and deliver such an SNDA subordinating this Lease to the lien of any present or future mortgage or deed of trust.

      (b) Landlord hereby represents and warrants to Tenant that as of the date of execution of this Lease the only mortgage lien encumbrance on the Shopping Center is a mortgage to The Huntington National Bank, KeyBank National Association, National City Bank, First Merit Bank and Provident Bank. As provided in Section 1.05 hereof, this Lease is expressly contingent upon Landlord obtaining and delivering to Tenant on or before the Contingency Date an SNDA substantially similar to the SNDA found in Exhibit G attached hereto executed by The Huntington National Bank and KeyBank National Association as agents for The Huntington National Bank, KeyBank National Association, National City Bank, First Merit Bank and Provident Bank.

      (c) Landlord agrees to execute and deliver to Tenant and Shonac Corporation a Recognition and Non-Disturbance Agreement in the form attached hereto as "Exhibit H."

SECTION 12.02 - ATTORNMENT:

      If, and so long as this Lease is in full force and effect, then, subject to the terms of the applicable SNDA: (a) this Lease shall remain in full force, notwithstanding (i) a default under the mortgage by Landlord, (ii) failure of Landlord to comply with this Lease, provided such mortgagee cures such non-compliance within the time requirements set forth in the SNDA, (iii) a defense to which Tenant might be entitled against Landlord under this Lease, subject to the duty of the mortgagee to remedy, cure or mitigate, all if and to the extent provided in the SNDA or (iv) any bankruptcy or similar proceedings with respect to Landlord, if and to the extent provided in the SNDA; (b) if any such mortgagee shall become possessed of the Premises, Tenant shall be obligated to such mortgagee to pay to it the rentals and other charges due hereunder and thereafter comply with all the terms of this Lease so long as all Landlord defaults have been cured as required herein, if and to the extent provided in the SNDA and (c) if any mortgagee or purchaser, at a private or public sale shall become possessed of the Premises, Tenant shall, without charge, attorn to such mortgagee or purchaser as its landlord under this Lease so long as all Landlord defaults have been cured as required herein, if and to the extent provided in the SNDA. Tenant agrees that in the event Landlord is in default under this Lease, any mortgagee or trustee under a deed of trust of Landlord's interest in the Premises shall be permitted (but not required) to enter the Premises for the purpose of correcting or remedying such default, and Tenant agrees to accept performance by such mortgagee or trustee in lieu of performance by Landlord, if and to the extent timely performed as provided in the SNDA. Tenant further agrees that, from and after written notice from Landlord of the name and address of any mortgagee or trustee, Tenant will contemporaneously deliver notice to any such mortgagee or trustee of a default by Landlord under this Lease.

SECTION 12.03 - ESTOPPEL:

      Within twenty (20) days after receipt of written notice from the other party Landlord or Tenant shall, at no cost, provide such requesting party with a signed estoppel certificate. Any such estoppel certificate shall consist of a written statement certifying the following information to the requesting party or to any person specified by that party: (i) that this Lease is unmodified and in full force and effect; or, if there have been any modifications to this Lease, that this Lease is in full force and effect as modified, specifying the nature of each modification, (ii) the Term Commencement Date, the Expiration Date, and whether or not any Option Terms have been exercised, (iii) the dates through which the rent and other charges payable under this Lease have been paid, (iv) whether, to the best knowledge of the certifying party, the other party to this Lease is in default of this Lease, and, if so, specifying the nature of each such default, and (v) any other information with respect to this Lease and the Premises that the requesting party shall reasonably request.

                             ARTICLE XIII. DEFAULTS

SECTION 13.01 - EVENTS OF DEFAULT:

      If any one or more of the following events occur, said event or events shall hereby be classified as a "Default":

      (a) If Tenant fails to pay Minimum Rent, Percentage Rent, Additional Rent or any other charges required to be paid by Tenant when same shall become due and payable, and such failure continues for ten (10) days, however, notwithstanding the foregoing, Tenant shall not be in Default unless Tenant shall have received prior notice of two (2) late payments in that Lease Year after which no such notice shall be required for the remainder of that Lease Year;

      (b) If Tenant shall fail to perform or observe any other terms or conditions of this Lease, and such failure shall continue for thirty (30) days after written notice from Landlord (except that such thirty (30) day period shall be automatically extended for such additional period of time as is reasonably necessary to cure such Default, if such Default cannot be cured within such period, provided Tenant commences the process of curing the same within said thirty (30) day period and diligently pursues such cure to completion);

      (c) If Tenant refuses to take possession of the Premises within sixty (60) days after the expiration of Tenant's Contingency Period, or subject to delays beyond Tenant's control as defined in Section 16.01 hereof, fails to complete its work as set forth in Section 3.03 hereof and open its doors for business on or within thirty (30) days after the Term Commencement Date;

      (d) If Tenant, or any guarantor of Tenant's obligations hereunder, shall make an assignment for the benefit of creditors or file a petition, in any state court, in bankruptcy, reorganization, composition, or make an application in any such proceedings for the appointment of a trustee or receiver for all or any portion of its property;

      (e) If any petition shall be filed under state law against Tenant or any guarantor of Tenant's obligations hereunder in any bankruptcy, reorganization or insolvency proceedings, and said proceedings shall not be dismissed or vacated within ninety (90) days after such petition is filed; or,

      (f) If a receiver or trustee shall be appointed under state law for Tenant or any guarantor of Tenant's obligations hereunder, for all or any portion of the property of either of them, and such receivership or trusteeship shall not be set aside within ninety (90) days after such appointment.

SECTION 13.02 - LANDLORD'S REMEDIES:

      Should a Default occur, Landlord may pursue any or all of the following:

      (a) Subject to the provisions of Section 11.02 hereof, Landlord may terminate this Lease by giving five (5) days written notice of such termination to Tenant, whereupon this Lease shall automatically cease and terminate and Tenant shall be immediately obligated to quit and surrender the Premises and any Improvements to Landlord. Any other notice to quit or notice of Landlord's intention to reenter the Premises is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later, plus all other losses or damages to such default, as set forth in Section 13.02.

      (b) Upon termination of this Lease pursuant to Section, 13.02, Landlord may proceed to recover possession of the Premises under and by virtue of the provisions of the laws of the jurisdiction in which the Premises is located, or by such other proceedings, including reentry and possession, as may be applicable.

      (c) Should this Lease be terminated before the expiration of the term of this Lease by reason of Default without having paid the full rental for the remainder of such term, then at the time of such Default Tenant shall be liable for all damages sustained by Landlord, including, without limitation, all rent through the remainder of the term of this Lease, including Minimum Rent, Additional Rent, and Percentage Rent (equal to the greater of (i) an annual rate of the average annual Percentage Rent owed by Tenant from the Term Commencement Date through the date of Default, and (ii) the amount calculated pursuant to
Section 4.02(b) of this Lease), and reasonable attorneys' fees. Furthermore, Landlord shall have the option to relet the Premises for such rent and upon such terms as are not unreasonable under the circumstances, and Tenant shall be liable for all damages sustained by Landlord in reletting or attempting to relet the Premises, including, without limitation, brokerage fees and expenses of demolishing any Improvements to the Premises, removing all rubble and debris, backfilling the Premises as necessary, landscaping the Premises and return the same to the condition immediately prior to the date of this Lease. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In determining Landlord's damages, (aa) all sums which are past due at the time of the award shall include an interest charge, as set forth in Section 2.07 of this Lease, from the due date as set forth herein until the time of the award, (bb) and all sums which would not have accrued at the time of the award but for Tenant's Default or abandonment or vacating of the Premises shall be discounted at the rate of eight percent (8%) per annum, after first being reduced by the amount of rental loss Tenant proves could have been or could be reasonably avoided, which sum shall also be discounted at the rate of five percent (5%) per annum. The word "award" means a judgment issued or rendered in a proceeding or action to recover damages from Tenant, or at the time of Tenant's voluntary payment of the same. Notwithstanding the foregoing, so long as Tenant is current on all payment of Minimum Rent, Percentage Rent, and any Additional Rent or other charges due hereunder, the same shall not be accelerated pursuant to this Article XIII.

      (d) If Tenant shall be in Default, Landlord shall have the option, upon thirty (30) days written notice to Tenant, to cure said Default for the account of and at the expense of Tenant. No such notice shall be required for emergency repairs.

      (e) Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive reletting, or at Landlord's option in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease as set forth above.

      (f) Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity unless a limitation of remedies is specifically stated. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or other use.

      (g) Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to mitigate any damages it incurs hereunder as a result of Tenant's default under the terms of this Lease, however, in the event such mitigation of damages involves attempting to relet the Premises and there are other vacancies in the Shopping Center, then Landlord may give preference to reletting those other vacant spaces.

SECTION 13.03 - ADDITIONAL REMEDIES AND WAIVERS:

      The rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now or hereinafter provided by law and all such rights and remedies shall be cumulative. No action or inaction by Landlord shall constitute a waiver of a Default and no waiver of Default shall be effective unless a limitation of remedies is specifically stated it is in writing, signed by Landlord.

SECTION 13.04 -LEASEHOLD MORTAGEE'S RIGHT TO CURE:

      In the event that Tenant enters into a valid leasehold mortgage of its leasehold interest in this Lease and Tenant's Improvements pursuant to Section
11.02 hereof, then any notice of default that Landlord provides to Tenant shall also be provided to Leasehold Mortgagee, and Leasehold Mortgagee shall be afforded an opportunity to cure such default on behalf of Tenant with the cure period set forth in Section 11.02(b) hereof.

SECTION 13.05 - DEFAULT BY LANDLORD:

      Landlord shall in no event be charged with a default hereunder unless Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after written notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty (30) day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty (30) day period and thereafter diligently undertakes to complete the same. Mention in this Lease of any particular remedy shall not preclude Tenant from any other remedy, in law or in equity, unless a limitation of remedies is specifically stated. The rights and remedies of Tenant set forth herein shall be in addition to any other rights and remedies now or hereinafter provided by law, unless a limitation of remedies is specifically stated, and all such rights and remedies shall be cumulative. No action or inaction by Tenant shall constitute a waiver of a Landlord default and no waiver of a Landlord default shall be effective unless it is in writing, signed by Tenant.

                      ARTICLE XIV. BANKRUPTCY OR INSOLVENCY

SECTION 14.01 - TENANT'S INTEREST NOT TRANSFERABLE:

      Neither Tenant's interest in this Lease, nor any interest therein of Tenant nor any estate hereby created in Tenant, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law.

SECTION 14.02 - LANDLORD'S OPTION TO TERMINATE:

      In the event the estate created in Tenant hereby shall be taken, in execution or by other process of law, or if Tenant or Tenant's Guarantor or their respective executors, administrators or assigns, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if a receiver or trustee of the property of Tenant or Tenant's Guarantor, if any, shall be appointed by reason of the insolvency or inability of Tenant or Tenant's Guarantor, if any, to pay its debts, or if any assignment shall be made of the property of Tenant or Tenant's Guarantor, if any, for the benefit of creditors, then and in any such events, Landlord may at its option terminate this Lease and all rights of Tenant hereunder, by giving to Tenant notice in writing of the election of Landlord to so terminate, in which event this Lease shall cease and terminate with the same force and effect as though the date set forth in said notice were the date originally set forth herein and fixed for the expiration of the Term, and Tenant shall vacate and surrender the Premises but shall remain liable as herein provided.

SECTION 14.03 - TENANT'S OBLIGATION TO AVOID CREDITORS' PROCEEDINGS:

      Tenant or Tenant's Guarantor, if any, shall not cause or give cause for the institution of legal proceedings seeking to have Tenant or Tenant's Guarantor, if any, adjudicated bankrupt, reorganized or rearranged under the bankruptcy laws of the United States, and shall not cause or give cause for the appointment of a trustee or receiver for the assets of Tenant or Tenant's Guarantor, if any, and shall not make any assignment for the benefit of creditors, or become or be adjudicated insolvent. The allowance of any petition under the bankruptcy law, or the appointment of a trustee or receiver of Tenant or Tenant's Guarantor, if any, or its assets, shall be conclusive evidence that Tenant caused, or gave cause therefor, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this Section 14.03 shall be deemed a material breach of Tenant's obligation hereunder, and upon such breach by Tenant, Landlord may, at its option and in addition to any other remedy available to Landlord, terminate this Lease and all rights of Tenant hereunder, by giving to Tenant notice in writing of the election of Landlord to so terminate.

SECTION 14.04 - APPLICATION OF BANKRUPTCY PROCEEDS:

      Notwithstanding anything to the contrary contained in this Article XIV, in the event, for any reason whatsoever, the interest of Tenant in this Lease is subject to assignment or sale by the Bankruptcy Court, then, and in that event, all proceeds of such sale or assignment shall be paid to Landlord and not to Tenant nor to the bankruptcy estate.

SECTION 14.05 - BANKRUPTCY:

      (a) Neither Tenant's interest in this Lease, nor any estate hereby created in Tenant nor any interest herein or therein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law, except as may specifically be provided pursuant to the Bankruptcy Code (11 USC [ILLEGIBLE]101 et.seq.), as the same may be amended from time to time.

      (b) Rights and Obligations Under the Bankruptcy Code. (1) It is understood and agreed that this Lease is a lease of real property in a shopping center as such lease is described in Section 365 of the Bankruptcy Code, as the same may be amended from time to time. (2) Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Premises, an amount equal to all Minimum Rent, Additional Rent and other charges otherwise due pursuant to this Lease, and to pay Percentage Rent monthly, at the percentage factor set forth in this Lease for the Lease Year in which such month falls, on all of the Gross Sales during such month in excess of one-twelfth (1/12th) of the Break Point for such Lease Year; payment of all such Percentage Rent to be made by the tenth (10th) day of the succeeding month. (3) Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of the assumption and/or assignment of this Lease are the following: (i) the cure of any monetary defaults and reimbursement of pecuniary loss within not more than thirty (30) days of assumption and/or assignment; (ii) the deposit of an additional sum equal to not less than three
(3) months' Minimum Rent and Additional Rent to be held by Landlord as a security deposit, which sum shall be determined by Landlord, in its sole discretion, to be a necessary deposit to secure the future performance under the Lease of Tenant or its assignee; (iii) the use of the Premises as set forth in
Section 4.01 of this Lease and the quality, quantity and/or lines of merchandise, goods or services required to be offered for the sale are unchanged; and (iv) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security.

                           ARTICLE XV. RIGHT OF ACCESS

SECTION 15.01 - RIGHT OF ACCESS:

      Landlord may, upon prior notice to Tenant (except in the case of an emergency, in which case no such notice is required), enter upon the Premises and Improvements during reasonable business hours for the purpose of inspection, performing maintenance, repairs or replacements that Tenant fails to complete as required herein, or for showing the Premises to prospective purchasers, lenders or Tenants. Notwithstanding the aforesaid, when entering upon the Premises and Improvements Landlord shall use all reasonable efforts to not interfere with Tenant's operations. During the last six (6) months of the term, Landlord shall have the right to display one (1) or more "For Rent" signs on or about the Premises.

                               ARTICLE XVI. DELAYS

SECTION 16.01 - DELAYS:

      If Landlord or Tenant is delayed from performing any of their respective obligations during the term of this Lease because of acts of God or other cause beyond their control, then the period of such delays shall be deemed added to the time herein provided for the performance of any such obligation and the defaulting party shall not be liable for losses or damages caused by such delays; provided, however, that this Article shall not apply to the payment of any sums of money required to be paid by Landlord or Tenant hereunder or any obligation of Landlord or Tenant that can be satisfied by the payment of money. Subject to the foregoing, time is of the essence with respect to all obligations to be performed by Tenant pursuant to the terms of this Lease.

                           ARTICLE XVII. END OF TERM

SECTION 17.01 - RETURN OF PREMISES:

      Upon the expiration or termination of this Lease, Tenant shall quit and surrender the Premises and any and all Improvements thereon to Landlord and shall deliver actual possession and ownership of the Premises and Improvements, in good order, broom clean, normal wear and tear and acts of God excepted. Tenant shall have the right, at its expense, to remove from the Premises and Improvements all movable trade fixtures and articles of personal property of Tenant provided that Tenant shall promptly repair damage caused by such removal and any damage resulting to the Premises and/or Improvements by reason of its removal. Any trade fixtures or articles of personal property of Tenant that remain at or on the Premises after the expiration or termination of this Lease shall be deemed to have been abandoned by Tenant, and may either be retained by Landlord as its property or disposed of by Landlord without accountability to Tenant for the value of these trade fixtures, equipment, or articles of personal property, or any proceeds derived from the sale of these items. Upon the expiration or termination of this Lease, Tenant shall execute and acknowledge a quit-claim deed to Tenant's interest in the Premises, in recordable form, in favor of Landlord ten (10) days after written notice and demand therefor by Landlord, and Tenant hereby appoints Landlord its attorney-in-fact, irrevocably, to execute and deliver such quit claim deed.

SECTION 17.02 - HOLDING OVER:

      If Tenant shall hold possession of the Premises after the expiration or termination of this Lease, at Landlord's option (i) Tenant shall be deemed to be occupying the Premises as a tenant from month-to-month at double the Minimum Rent in effect during the last Lease Year immediately preceding such holdover plus one-sixth (1/6th) of the average annual Percentage Rent payable hereunder for the three (3) Lease Years immediately preceding, or the entire portion of the Lease Term, if less than three (3) Lease Years, and otherwise subject to all of the terms and conditions of this Lease, or (ii) Landlord may exercise any other remedies it has under this Lease or at law or in equity including an action for wrongfully holding over.

                   ARTICLE XVIII. COVENANT OF QUIET ENJOYMENT

SECTION 18.01 - COVENANT OF QUIET ENJOYMENT:

      Landlord covenants that if and so long as Tenant pays in full all the rent and all other charges provided for herein and performs all of its obligations provided for herein, Tenant shall at all times during the term hereof peaceably have, hold and enjoy the Premises, without any interruption or disturbance from Landlord, or anyone claiming through or under Landlord, subject to the terms hereof.

                           ARTICLE XIX. MISCELLANEOUS

SECTION 19.01 - INTERPRETATION:

      This Lease contains the entire agreement between the parties hereto and there are no promises, agreements, conditions, undertakings, or warranties or representations, oral or written, between them other than as herein set forth.

SECTION 19.02 - NOTICE:

      No notice or other communications given under this Lease shall be effective unless the same is in writing and is delivered in person or mailed by registered or certified mail, return receipt requested, first class, postage prepaid, or delivered via over-night courier, addressed: (1) if to Landlord, attention: General Counsel at the address set forth on page 1 of this Lease, or to such other address as Landlord shall designate by giving notice thereof to Tenant, or (2) if to Tenant, at the address set forth on page 1 of this Lease or such other address as Tenant shall designate by giving notice thereof to Landlord, with a copy to the Leasehold Mortgagee, if any, provided Landlord receives written notice of the same pursuant to Section 11.02 hereof. Any such notice, statement, certificate, request or demand shall, in the case of registered or certified mailing, be deemed to have been given on the date mailed as aforesaid in any post office or branch post office regularly maintained by the United States Government, and in the case of delivery by nationally recognized overnight courier service, shall be deemed to have been given upon the date of delivery to an authorized agent of such courier service, except in each case for notice of change of address or revocation of a prior notice, which shall only be effective upon receipt.

SECTION 19.03 - APPLICABLE LAWS:

      It is the intent of the parties hereto that all questions and/or disputes with respect to the construction of this Lease and the rights and the liabilities of the parties hereto shall be determined in accordance with the laws of the State of Ohio. Any and all such disputes shall be filed either in the Court of Common Pleas of Franklin County, Ohio or the court of competent jurisdiction in the jurisdiction in which the Premises is located. Said choice to be made in the sole discretion of the party filing suit.

SECTION 19.04 - SUCCESSORS:

      This Lease shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

SECTION 19.05 - LIMITATION ON LANDLORD'S PERSONAL LIABILITY:

      There shall be no personal liability on Landlord, its officers, partners, employees, shareholders, agents beneficiaries, or any successor in interest with respect to any provisions of this Lease, or amendments, modifications or renewals hereof. Tenant shall look solely to the then owner's equity in the Premises for the satisfaction of any remedies of Tenant in the event of a breach by Landlord of any of its obligations hereunder.

SECTION 19.06 - BROKERS:

      Tenant warrants and represents that there was no broker or agent instrumental in consummating this Lease. Tenant agrees to indemnify and hold Landlord harmless against any claims for brokerage or other commission arising by reason of a breach by Tenant of this representation and warranty.

SECTION 19.07 - LANDLORD ASSIGNMENT:

      Landlord hereunder shall have the right to freely assign this Lease without notice to or consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises, including a so-called sale-leaseback, the transferor shall be automatically relieved of any and all obligations on the part of Landlord accruing from and after the date of such transfer, including, but not limited to, any obligation to Tenant with respect to the security deposit referred to in Section 2.06 of this Lease upon assignment of the same to the transferee, provided that the interest of the transferor, as Landlord, in any funds then in the hands of Landlord in which Tenant has an interest shall be turned over, subject to such interest, to the then transferee. Upon the termination of any Lease in a sale-leaseback transaction prior to termination of this Lease, the former Tenant thereunder shall become and remain liable as Landlord hereunder until a further transfer. No holder of a mortgage or deed of trust to which this Lease is, or may be subordinate, shall be responsible in connection with the security deposited hereunder, unless such mortgagee or holder of such deed of trust of Landlord shall have actually received the security deposited hereunder.

SECTION 19.08 - RELATIONSHIP OF THE PARTIES:

      The terms of this Lease shall not be interpreted to mean that Landlord and Tenant are partners or joint ventures.

SECTION 19.09 - WAIVER OF RIGHT OF REDEMPTION:

      Tenant hereby expressly waives for itself and all persons claiming by or through it, any right of redemption or for the restoration of the operation of this Lease under any present or future law in case Tenant shall be dispossessed for any cause.

SECTION 19.10 - WAIVER OF JURY TRIAL:

      Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.

SECTION 19.11 - INVALIDITY OF PARTICULAR PROVISIONS:

      If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 19.12 - STRICT PERFORMANCE:

      No failure by Landlord to insist upon the strict performance of any term, covenant, agreement, provision, condition or limitation of this Lease to be kept, observed or performed by Tenant, and no failure by Landlord to exercise any right or remedy consequent upon a breach of any such term, covenant, agreement, provision, condition or limitation of this Lease, shall constitute a waiver of any such breach or of any such term, covenant, agreement, provision, condition or limitation.

SECTION 19.13 - CONSUMER PRICE INDEX:

      As used herein, Consumer Price Index or CPI shall mean the Revised Consumer Price Index for Wage Earners and Clerical Workers for the metropolitan area in which the Premises is located (all items, 1984-1987=100) promulgated by the Bureau of Labor Statistics of the United States Department of Labor.

SECTION 19.14 - FINANCIAL DISCLOSURES:

      Tenant and any Guarantor agree promptly to disclose to Landlord any material adverse change in the financial condition of Tenant or of the Guarantor occurring from and after the date hereof. Upon Landlord's written request, Tenant shall promptly furnish to Landlord, from time to time, financial statements reflecting Tenant's current financial condition, which financial statements shall be certified as being true and correct by the chief financial officer and by the chief executive officer of Tenant, and shall upon Landlord's written request promptly furnish Landlord, from time to time, financial statements reflecting the current financial condition of each Guarantor of this Lease, which financial statements shall be certified as being true and correct by the chief financial officer and by the chief executive officer of each such Guarantor.

SECTION 19.15 - EXECUTION IN COUNTERPARTS:

      This Lease may be executed in one or more counterparts, any one or all of which shall constitute but one agreement.

SECTION 19.16 - EXECUTION OF LEASE BY LANDLORD:

      The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or an option for, the Premises, and this document shall be effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. As used in this Lease the "Effective Date" is the date of the full execution and delivery of the Lease to both Landlord and Tenant.

SECTION 19.17 - EFFECT OF CAPTIONS:

      The captions or legends in this Lease are inserted for convenient reference or identification of the particular paragraphs. They are in no way intended to describe, interpret, define or limit the scope, extent or interest of this Lease, or any paragraph or provision thereof.

SECTION 19.18 - RECORDING:

      Tenant shall not record this Lease without the prior written consent of Landlord. At the request of either party, both parties agree to execute, and allow to be recorded, a Memorandum of Lease for the Premises. Any such Memorandum of Lease shall be in substantially the form attached hereto as Exhibit "E". Notwithstanding anything to the contrary contained herein, Tenant shall be responsible for any and all costs for recording such Memorandum of Lease and for any transfer tax or other tax, fee, or the like associated with any governmental cost resulting from the length of the term (including Option Terms) of this Lease.

SECTION 19.19 - CONFIDENTIALITY:

      Tenant covenants to not disclose any part of this Lease to anyone other than its attorneys, accountants, employees, or lenders who need to know of its content in order to perform their duties for Tenant. Any other disclosure will be a Default.

SECTION 19.20 - REIT QUALIFICATION:

      Landlord and Tenant agree that Minimum Rent, Percentage Rent, Additional Rent, and all other charges paid to Landlord under this Lease shall qualify as "rents from real property" as defined in Section 856(d) of the Internal Revenue code of 1986, as amended from time to time (the "Code") and as further defined in Treasury Regulation ("Regulation") Section 1.856-4. Should the requirements of the Code and/or Regulation be amended so that any amount payable to Landlord under this Lease no longer qualifies as "rents from real property" for the purposes of the Code and associated Regulations, such amount payable to Landlord under this Lease shall, at Landlord's option, be adjusted so that it will qualify as "rents from real property" for the purposes of the Code and Regulation, as amended; provided, however, that any adjustments required pursuant to this provision shall be made so as to produce the equivalent (in economic terms) consideration as was payable prior to such adjustment. Tenant and Landlord shall enter into such amendment or amendments as may be necessary to effect the foregoing and negotiate in good faith with respect thereto.

                         ARTICLE XX. SPECIAL PROVISIONS

SECTION 20.01 - PURCHASE OPTION:

      (a) Landlord agrees to use reasonable good faith efforts to obtain the release of any mortgage or any other lien on the Premises prior to the end of the fifth (5th) Lease Year. In addition, prior to the end of the fifth (5th) Lease Year, Landlord agrees to use reasonable good faith efforts to obtain an option which may be exercised if the Premises is sold to have any mortgagee and/or any other lien holder's rights in the Access Easement Drive subordinated to the access easement rights benefitting the Premises set forth in the Declaration of Access Easement referenced in Section 5.02(a) hereof. Landlord also agrees to exercise said option in the event the Premises is conveyed as provided in this Section 20.01. In the event Landlord obtains such release and option, Landlord shall give written notice thereof to Tenant within five (5) days after such release and option has been placed of record with the Delaware County, Ohio Recorder's Office. Thereupon, Tenant shall have the right, if it is not then in Default hereunder, to elect to require (i) the conveyance by Landlord and Tenant of their respective interests in the Premises, the Improvements, this Lease and all easements appurtenant to the Premises including easement rights in the Access Easement Drive) to Polaris/Jubilee, LLC (the "New Company") and (ii) the execution and delivery by Landlord and Tenant of an operating agreement for the New Company, in the form attached hereto and made a part hereof as Exhibit "F". Tenant shall exercise such right by giving written notice thereof to Landlord within ninety (90) days after the later of (x) the last day of the fifth (5th) Lease Year or (y) the date upon which Landlord gives written notice to Tenant of the aforesaid release and subordination option. If Tenant fails to timely give such written notice, Tenant's rights under this
Section 20.01 shall terminate and be and become null and void.

      (b) In the event Landlord has not obtained the aforesaid release and subordination option prior to the end of the fifth (5th) Lease Year, Landlord agrees to continue to use reasonable good faith efforts to secure such release and option, and in the event that such release and option is so obtained, Landlord agrees, within five (5) days after such release and option (or the instrument providing therefor) has been placed of record with the Delaware County, Ohio Recorder's Office, to notify Tenant in writing of such release and option. Tenant shall thereupon have the right, for a period of ninety (90) days following receipt of such written notice from Landlord, to elect to require (i) the conveyance by Landlord and Tenant of their respective interests in the Premises, the Improvements, this Lease and all easements appurtenant to the Premises including easement rights in the Access Easement Drive) to the New Company and (ii) the execution and delivery by Landlord and Tenant of an operating agreement for the New Company, in the form attached hereto and made a part hereof as Exhibit "F". If Tenant fails to timely give such written notice, Tenant's rights under this Section 20.01 shall terminate and be and become null and void. Notwithstanding anything to the contrary herein contained, in the event Landlord secures permanent or any other form of financing for the Shopping Center on or after the date of this Lease, Landlord agrees that such financing shall either not encumber the Premises and the Access Easement Drive or shall contain release provisions pertaining to the Premises and the aforestated subordination rights pertinent to the Access Easement Drive; in the latter event, Landlord covenants and agrees that it shall exercise such release and subordination rights if Tenant gives written notice to Landlord of Tenant's election to require the conveyance by Landlord and Tenant of their respective interests in the Premises to the New Company and the execution of said operating agreement.

      (c) In the event Landlord has not given written notice to Tenant of such release and option (or provision therefor) as set forth in subsection (a) or (b) above prior to the end of the fifth (5th) Lease Year, the annual Minimum Rent and Percentage Rent under this Lease shall, notwithstanding anything to the contrary set forth in this Lease, automatically (and without requirement for any further writing) remain fixed at the annual Minimum Rent and Percentage Rent applicable during the fifth (5th) Lease Year until such time as Landlord has given written notice to Tenant of such release and option (or provision therefor) as provided in subsection (b) above.

      (d) Pursuant to the foregoing operating agreement, Landlord and Tenant shall each own fifty percent (50%) of the membership interests in the New Company, to the end that each party shall be entitled to receive on a parity basis fifty percent (50%) of all distributed cash flow and all profit and loss allocations. Landlord's capital contribution to the New Company shall be the land constituting the Premises, together with its interest under this Lease, which contribution shall have an agreed upon value of Two Million Six Hundred Seventy Two Thousand Five Hundred Dollars ($2,672,500.00). Tenant's capital contribution to the New Company shall be (i) Tenant's interest in the Improvements, together with its interest under this Lease, which contribution shall have an agreed upon value of One Million Nine Hundred Twenty-five Thousand Dollars ($1,925,000.00), plus an additional amount representing the amount (if any) by which the costs incurred by Tenant in performing construction work under Article III hereof exceeded One Million Nine Hundred Twenty-five Thousand Dollars ($1,925,000.00), up to an additional Forty Thousand Dollars ($40,000.00), (ii) a tenant improvement allowance up to $420,000 and (iii) cash in an amount equal to Two Million Six Hundred Seventy Two Thousand Five Hundred Dollars ($2,672,500.00), less the amount of Tenant's capital contribution in (i) and (ii) above. The land constituting the Premises, the Improvements, the appurtenant easements and the interests of Landlord and Tenant in this Lease shall be unencumbered at the time of such transfer. The transaction contemplated by this Section 20.01 shall be consummated on the thirtieth day next following the date upon which Tenant gives its notice of exercise of the rights set forth in this Section 20.01, or on the next business day, if such day falls on a Saturday, Sunday or federal holiday.

      (e) Upon consummation of the transactions contemplated by this Section 20.01, this Lease shall merge with the fee simple interest in the Premises and the contemplated sublease with Shonac Corporation shall be and become a direct lease between the New Company and Shonac Corporation.

      (f) In the event that the Area B portion of the Premises has not been split off from the Premises, New Company shall acquire the Premises subject to any sublease or other agreement which Landlord has entered into with a third party pertaining to Area B and the economic benefit and burden of Area B shall be that of Landlord. Notwithstanding the merger and termination of this Lease, the provisions hereof pertaining to Area B shall survive, the same as if New Company were Tenant under such provisions.

SECTION 20.02 - AUTHORITY TO PERFORM PURCHASE OPTION:

      Landlord hereby represents to Tenant that, except as otherwise provided in that certain mortgage referred to in Section 12.01(b) hereof, (i) Landlord has full power and authority to lease the Premises to Tenant as herein provided and/or to convey the Premises, together with easement rights for the Access Easement Drive, to New Company as set forth in Section 20.01 hereof, (ii) to the best of Landlord's knowledge, there exists no encumbrance or other agreement (either recorded or unrecorded) which restricts, or limits the right and authority of Landlord to lease the Premises to Tenant as herein set forth and/or to convey the Premises, together with easement rights for the Access Easement Drive, to New Company as set forth in Section 20.01 hereof and (iii) to the best of Landlord's knowledge, no consent or approval of any other party is required in order for Landlord to lease the Premises to Tenant as herein set forth, to convey the Premises, together with easement rights for the Access Easement Drive, to New Company as set forth in Section 20.01 hereof and/or to subdivide the Premises as contemplated by the provisions of Section 5.05 hereof, except for applicable governmental approvals and except for the approval of N.P. Limited Partnership to the foregoing.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Ground Lease Agreement to be executed effective the day and year first above written.

Signed And Acknowledged
In The Presence Of:

                                  LANDLORD:

                                  POLARIS MALL, LLC, a Delaware limited
                                  liability company

                                  By: GLIMCHER PROPERTIES LIMITED
                                      PARTNERSHIP, its Managing Member

                                  By: GLIMCHER PROPERTIES CORPORATION a
                                      Delaware corporation, its General Partner

/s/ Beth N. Church                By: /s/ Michael P. Glimcher
----------------------------          ---------------------------------
                                      Michael P. Glimcher
                                      President

/s/ [ILLEGIBLE]
----------------------------
Signed and Acknowledged
In The Presence Of:

                                  TENANT:

                                  SSC - POLARIS LLC, an Ohio limited liability company

                                  By: Jubilee Limited Partnership,
                                      an Ohio limited partnership, its member

                                      By: Schottenstein Professional Asset
                                          Management Corporation,
                                          a Delaware corporation, its general
                                          partner

/s/ Pamela F. Porter                      By: /s/ Benton E. Kraner
---------------------------                   ----------------------------------
Print Name: Pamela F. Porter              Name: Benton E. Kraner

/s/ Michelle Jackson                      Its: Vice President
---------------------------
Print Name: Michelle Jackson

                           Acknowledgment of Landlord

STATE OF OHIO         )
                      )ss:
COUNTY OF FRANKLIN    )

      Be it remembered that on this 8th day of April, 2002, a notary public in and for the county and state aforesaid, came Michael P. Glimcher, known to me to be the President of Glimcher Properties Corporation, sole general partner of Glimcher Properties Limited Partnership, Managing Member of Polaris Mall, LLC, who acknowledged that he did sign and seal the foregoing instrument for and on behalf of said corporation, being thereunto duly authorized by its Board of Directors and that the same is his free act and deed as such officer and the free act and deed of said corporation.

      In testimony whereof, I have hereunto set my hand and affixed my notary seal the day and year last above written.

                                  /s/ Beth N. Church
                                  ---------------------------------------------
                                  (Notary Public)

                           BETH N. CHURCH
[NOTARIAL SEAL]      Notary Public, State of Ohio
                    My Commission Expires 01-30-07

                            Acknowledgment of Tenant

STATE OF OHIO          )
                       )ss:
COUNTY OF FRANKLIN     )

     On this 8th day of April, 2002, before me personally came Benton E. Kraner, to me personally known, who, being by me duly sworn, did depose and say that he/she resides in Franklin County, OH, that he/she is known to me to be the Vice President of SCHOTTENSTEIN PROFESSIONAL ASSET MANAGEMENT CORPORATION, a Delaware corporation, the general partner of JUBILEE LIMITED PARTNERSHIP, an Ohio limited partnership, the member of SSC - POLARIS LLC, an Ohio limited liability company and that he/she executed this Sublease as Sublessor and acknowledged to me that he/she executed the same on behalf of and in the name of such limited liability company.

                                                /s/ Michelle Lynch Jackson
                                                -------------------------------
                                                (Notary Public)

[NOTARIAL SEAL] MICHELLE LYNCH JACKSON
                  Notary Public, State of Ohio
                My Commission Expires 09-30-06

                                    GUARANTY

      In consideration of and as a material inducement to Polaris Mall, LLC, a Delaware limited liability company ("Landlord") executing and delivering simultaneously herewith, in reliance upon this Guaranty that certain Ground Lease (the "Lease") dated April __, 2002, between Landlord and SSC - Polaris Mall LLC, an Ohio limited liability company ("Tenant"), the undersigned (hereinafter called "Guarantor") hereby unconditionally and absolutely guarantees unto Landlord, it successors and assigns, the construction of the building, parking lot and other site work set forth in Section 3.03 of the Lease on Tenant's part to be performed or observed, in accordance with the provisions of said Section 3.03. Guarantor's liability hereunder is strictly limited to such construction obligations and this Guaranty shall automatically be and become null and void and of no further force and effect upon final completion of such construction obligations.

      Guarantor agrees that no delay on the part of Landlord in enforcing any of its rights or remedies or insisting thereupon, nor any extension of time nor any changes or modifications in or to, or in connection with Section 3.03 of the Lease, shall in any way limit, affect or impair the liability of Guarantor hereunder; and Guarantor hereby expressly consents to and approves thereof with the same force and effect as though its written consent had been given to each of such delays, extensions, changes and modifications.

      No set-off, counterclaim, reduction or diminution of any obligation, or any defense of any kind or nature which the Guarantor has or may have against Landlord shall limit or in any way affect the obligations of the Guarantor hereunder, but Guarantor shall be entitled to the benefit of any set-off, counterclaim, reduction, diminution or defense which is available to Tenant under the Lease.

      Guarantor hereby waives trial by jury in any action, proceeding or counterclaim brought by Landlord against Guarantor on or in respect of any matter whatsoever arising out of or in any way connected with this Guaranty.

      This Guaranty shall be binding upon the undersigned, the undersigned's successors and assigns, and shall inure to the benefit of Landlord, its successors and assigns and to the benefit of any successor to the interest of Landlord under the Lease or to the Shopping Center in which the premises demised under the Lease are situate.

Signed And Acknowledged
In The Presence Of:               GUARANTOR:

                                  Jubilee Limited Partnership,
                                  an Ohio limited partnership

                                  By: Schottenstein Professional Asset
                                      Management Corporation,
                                      a Delaware corporation, its general
                                      partner

/s/ Pamela F. Porter                  By: /s/ Benton E. Kraner
----------------------------              -------------------------------------
Print Name: Pamela F. Porter          Name: Benton E. Kraner

/s/ Michelle Jackson                  Its: Vice President
----------------------------
Print Name: Michelle Jackson

                                  EXHIBIT "A"

                                   SITE PLAN

                               EXHIBIT A, PAGE 1

                         [MAP OF POLARIS FASHION PLACE]

                                  EXHIBIT "A"

                          SHOPPING CENTER OUTPARCEL 3

                    ACCESS EASEMENT DRIVE BENEFITTED PARCELS

                               EXHIBIT "A", PAGE 2

                                      [MAP]

                                 EXHIBIT "A-1"

         AREA A PORTION OF THE PREMISES WHICH IS BEING CONSTRUCTED AND

      MAINTAINED BY TENANT. AREA B PORTION OF THE PREMISES WHICH IS BEING

                CONSTRUCTED BY TENANT AND MAINTAINED BY LANDLORD

                                  EXHIBIT A-1

                                     [MAP]

                                 EXHIBIT "A-2"

      LANDSCAPED AREA THAT IS BEING CONSTRUCTED AND MAINTAINED BY LANDLORD

                                   EXHIBIT A-2

                                     [MAP]

                                  EXHIBIT "A-3"

                              ACCESS EASEMENT AREA

                                  EXHIBIT A-3

                                     [MAP]

                                 EXHIBIT "A-4"

            SHOPPING CENTER RING ROAD AND ENTRANCE DRIVE PORTION OF

                            THE ACCESS EASEMENT AREA

                                   EXHIBIT A-4

                                     [MAP]

                                  EXHIBIT "A-5"

            ACCESS EASEMENT AREA BENEFITTING THE PREMISES, THE DARDEN

       PARCELS AND PARCELC PURSUANT TO THE DECLARATION OF ACCESS EASEMENT

                                   EXHIBIT A-5

                                     [MAP]

                                  EXHIBIT "A-6"

                   MALL PORTION OF THE ACCESS EASEMENT DRIVE

                                  EXHIBIT A-6

                                     [MAP]

                                  EXHIBIT "A-7"

                    DSW PORTION OF THE ACCESS EASEMENT DRIVE

                                   EXHIBIT A-7

                                     [MAP]

                                  EXHIBIT "A-8"

                 LANDLORD PORTION OF THE ACCESS EASEMENT DRIVE

                                   EXHIBIT A-8

                                     [MAP]

                                  EXHIBIT "A-9"

                  DARDEN PORTION OF THE ACCESS EASEMENT DRIVE

                                  EXHIBIT A-9

                                     [MAP]

                                 EXHIBIT "A-10"

                  MONUMENT SIGN EASEMENT AREA ON THE PREMISES

                                  EXHIBIT A-10

                                     [MAP]

                                 EXHIBIT "A-11"

                     DECLARATION OF MONUMENT SIGN EASEMENTS

                     DECLARATION OF MONUMENT SIGN EASEMENTS

      THIS DECLARATION, is made this________________________day of________________________________, 2001, by Polaris Mall, LLC, a Delaware
limited liability company (Declarant).

                             BACKGROUND INFORMATION

      A. Declarant is the developer of a 122.091 acre parcel of land (48.966 acres of which is owned by Declarant) situated in Delaware County, Ohio, known as Polaris Fashion Place. The Polaris Fashion Place complete site is described in Exhibit "A" attached hereto and made a part hereof.

      B. Declarant intends to have monument signs installed at entrances 1,2 and 3 to the Mall in the sign easement areas described and shown on Exhibit B attached hereto and made a part hereof advertising Polaris Fashion Place (the "Monument Signs") pursuant to the terms and conditions hereinafter set forth.

                            STATEMENT OF DECLARATION

      1. Declarant hereby declares, sets forth and establishes permanent, perpetual, non-exclusive Monument Sign easements on the parcels described and shown on Exhibit B subject to the terms, provisions and conditions of this Declaration to be used by Declarant for the purpose of installing, maintaining, operating, repairing, replacing and removing monument signs and light fixtures equipment and electrical lines to service and illuminate the Monument Signs (collectively the "Fixtures") and shrubbery and other landscaping in the Monument Signs Easement Areas (collectively "Landscaping") together with all rights and privileges reasonably necessary to the enjoyment and use thereof, including the right of access to and from the Monument Signs, the Fixtures and the Landscaping and the right to use adjoining land where necessary, provided, however, that all rights and obligations exercised by Declarant pursuant to this Declaration shall be exercised only during periods of actual installation, maintenance, operation, repairs, replacement and removal and then only to the minimum extent necessary for these purposes (collectively the "Easements").

      2. Declarant shall install the Monument Signs, Fixtures and Landscaping at Declarant's expense and shall maintain, operate, repair, replace and remove the Monument Signs, Fixtures and Landscaping in a good, safe and workmanlike manner in accordance with all applicable rules and regulations and in a manner that minimizes any disruption or interference with the rights of any affected ground lessees or subsequent fee owners of any affected Monument Sign Easement Areas.

      3. Declarant shall use the Monument Signs solely to identify and advertise Polaris Fashion Place.

      4. Any affected ground lessees or subsequent fee owners of any affected Monument Sign Easement Areas shall have the right to use the easement areas for any use not inconsistent with this grant.

      5. Declarant or any subsequent fee owner of Declarant's interest in Polaris Fashion Place agrees to indemnify and hold harmless any affected ground lessees or subsequent fee owners of any affected Monument Sign Easement Areas against all liability, loss, damage, costs or expense, including, without limitation, reasonable attorneys' fees and claims of lien of laborers or materialmen, or others, for work performed in connection with the Easements.

      6. This Agreement may not be amended except by an instrument in writing duly executed and recorded by the party to be bound thereby.

      7. The easements, restrictions, rights and obligations herein shall be deemed covenants running with the land and shall inure to the benefit of and be binding upon Declarant, its successors and assigns.

      IN WITNESS WHEREOF, Declarant has set its hand as of the day and year first above written.

Signed and acknowledged             POLARIS MALL, LLC
in the presence of:                 a Delaware limited liability company

________________________________    By: Glimcher Properties Limited Partnership
Signature of Witness #1                 its Managing Member

________________________________    By: Glimcher Properties Corporation, its
Printed Name of Witness #1              sole general partner

________________________________    By: ________________________________________
Signature of Witness #2                 George A. Schmidt

________________________________    Its: Executive Vice President
Printed Name of Witness #2

STATE OF OHIO
COUNTY OF FRANKLIN: SS

      Be it remembered that on this______________day of_____________________,
2001, a notary public in and for the county and state aforesaid, came George A. Schmidt, known to me to be an Executive Vice President of Glimcher Properties Corporation, sole general partner of Glimcher Properties Limited Partnership, Managing Member of Polaris Center, LLC, who acknowledged that he did sign and seal the foregoing instrument for and on behalf of said corporation, being thereunto duly authorized by its Board of Directors and that the same is his free act and deed as such officer and the free act and deed of said corporation.

      In testimony whereof, I have hereunto set my hand and affixed my notary seal the day and year last above written.

                                          ______________________________________
                                          Notary Public

This Instrument Prepared By:
      David J. Deely, Esq.
      Glimcher Properties Limited Partnership
      20 South Third St.
      Columbus, Ohio 43215
      Telephone: (614) 621-2245, ext. 342

                                   EXHIBIT "A"

                     DESCRIPTION OF THE COMPLETE (MALL) SITE

                                  EXHIBIT "A"

                  LEGAL DESCRIPTION OF THE COMPLETE (MALL) SITE

                                 DESCRIPTION OF
                                 122.091 ACRES
                             POLARIS FASHION PLACE

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, being part of Farm Lots 12,13 and 14, being 122.075 acres out of the 134.195 acre tract conveyed to N. P. Limited Partnership, an Ohio Limited Partnership by deed of record in Official Record 26, Page 445, being 0.014 acres out of an original
59.424 acre tract (Parcel 1) conveyed to N. P. Limited Partnership, an Ohio Limited Partnership by deed of record in Deed Book 486, Page 547, and 0.002 acres from an original 294.52 acre tract as conveyed to N. P. Limited Partnership, an Ohio Limited Partnership by deed of record in Deed Book 521, Page 359, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Beginning for REFERENCE at the intersection of the centerline of Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145) and the centerline of Lyra Drive (Part 1: Dedicated in Plat Cabinet 1, Slide 632), being referenced by a P.
K. nail found 0,08' north;

      Thence S 83 degrees 31' 16" W, a distance of 308.62 feet, along the centerline of said Polaris Parkway, to a point of curvature;

      Thence along a curve to the right, said curve having a Central Angle of 05 degrees 06' 21", a Radius of 7639.44 feet, an Arc Length of 680.79 feet, a Chord Bearing S 86 degrees 04' 26" W and a Chord Distance of 680.56 feet, to a point;

      Thence N 01 degrees 22' 23" W, a distance of 82.00 feet, leaving said centerline to an iron pin set in the northerly right-of-way line Of said Polaris Parkway, and being the POINT OF TRUE BEGINNING;

      Thence along said right-of-way line, with a curve to the right, said curve having a Central Angle of 01 degrees 25' 02", a Radius of 7557.44 feet, an Arc Length of 186.93 feet, a Chord Bearing S 89 degrees 20' 08" W and a Chord Distance of 186.92 feet, to an iron pin set;

      Thence the following ten (10) courses and distances across said original
59.424 acre tract;

      1. N 42 degrees 40' 34" E, a distance of 56.82 feet, to an iron pin set;

      2. N 00 degrees 40' 28" W, a distance of 141.55 feet, to an iron pin set on a point of curvature;

      3. Along a curve to the left, said curve having a Central Angle of 11 degrees 48' 40", a Radius of 490.04 feet, an Arc Length of 101.02 feet, a Chord Bearing N 06 degrees 36' 19" W and a Chord Distance of
            100.84 feet, to an iron pin set;

      4. N 54 degrees 52' 15" W, a distance of 61.38 feet, to an iron pin set on a curve;

      5. Along a curve to the left, said curve having a Central Angle of 13 degrees 40' 30", a Radius of 3827.54, an Arc Length of 913.53 feet, a Chord Bearing N 87 degrees 06' 11" W and a Chord Distance of
            911.37 feet, to an iron pin set;

      6. S 68 degrees 52' 31" W, a distance of 53.63 feet, to an iron pin set;

      7. S 26 degrees 20' 13" W, a distance of 15.73 feet, to an iron pin set on a point of curvature;

      8. Along a curve to the left, said curve having a Central Angle of 15 degrees 15' 21", a Radius of 290.00 feet, an Arc Length of 77.22 feet, a Chord Bearing S 18 degrees 42' 32" W and a Chord Distance of
            76.99 feet, to an iron pin set tangency;

      9. S 11 degrees 04' 52" W, a distance of 142.97 feet, to an iron pin set;

      10. S 32 degrees 48' 11" E, a distance of 57.63 feet, to an iron pin set on the northerly right-of-way line of said Polaris Parkway;

      Thence along said right-of-way and a curve to the right, said curve having a Central Angle of 04 degrees 13' 56", a Radius of 2543.00 feet, an Arc Length of 187.84 feet, a Chord bearing N 78 degrees 59' 16" W and a Chord Distance of
187.80 feet, to an iron pin set;

      Thence the following thirteen (13) courses and distances across said original 59.424 and 134.195 acres tracts;

      1. Thence N 54 degrees 53' 57" E, a distance of 57.56 feet, leaving said right-of-way, to an iron pin set;

      2. Thence N 11 degrees 04' 52" E, a distance of 143.19 feet, to an iron pin set on a point of curvature;

      3. Along a curve to the right, said curve having a Central Angle of 15 degrees 15' 21", a Radius of 398.00 feet, an Arc Length of 105.97 feet, a Chord Bearing N 18 degrees 42' 32" East and a Chord Distance of 105.66 feet, to an iron pin set on a point of tangency;

      4. N 21 degrees 48' 06" W, a distance of 56.41 feet, to an iron pin set on a curve;

      5. Along a curve to the right, said curve having a Central Angle of 37 degrees 00' 16", a Radius of 760.00 feet, an Arc Length of 490.84 feet, a Chord Bearing N 44 degrees 11' 03" W and a Chord Distance of
            482.36 feet, to an iron pin set;

      6. S 74 degrees 08' 32" W, a distance of 371.90 feet, to an iron pin set;

      7. N 52 degrees 44' 21" W, a distance of 251.24 feet, to an iron pin set;

      8. N 76 degrees 58' 25" W, a distance of 21.52 feet, to an iron pin set;

      9. S 39 degrees 49' 23" W, a distance of 94.41 feet, to an iron pin set;

      10. S 39 degrees 50' 31" W, a distance of 162.94 feet; to an iron pin set;

      11. S 10 degrees 40' 14" W, a distance of 47.70 feet, to an iron pin set on the northerly right-of-way of said Polaris Parkway;

      Thence along said northerly right-of-way line of Polaris Parkway and a curve to the right, said curve having a Central Angle of 02 degrees 46' 24", a Radius of 2543.00 feet, an Arc Length of 123.09 feet, a Chord Bearing N 50 degrees 14' 30" W and a Chord Distance of 123.08 feet, to an iron pin found;

      Thence the following sixteen (16) courses and distances across said
134.195 acre tract;

      1. N 64 degrees 24' 24" E, a distance of 33.26 feet, to an iron pin found;

      2. N 39 degrees 50' 31" E, a distance of 174.51 feet, to an iron pin found;

      3. N 39 degrees 49' 23" E, a distance of 98.67 feet, to an iron pin found on a point of curvature;

      4. Along a curve to the right, said curve having a Central Angle of 21 degrees 05' 42", a Radius of 341.50 feet, an Arc Length of 125.73 feet, a Chord

            Bearing N 50 degrees 22' 14" E and a Chord Distance of 125.02 feet, to an iron pin found on a point of tangency;

      5. N 60 degrees 55' 05" E, a distance of 170.17 feet, to an iron pin found on a point of curvature;

      6. Along a curve to the right, said curve having a Central Angle of 23 degrees 26' 41", a Radius of 273.00 feet, an Arc Length of 111.71 feet, a Chord Bearing N 72 degrees 38' 25" E and a Chord Distance of
            110.93 feet, to an iron pin found on a point of tangency;

      7. N 84 degrees 21' 46" E, a distance of 164.55 feet, to an iron pin found;

      8. N 39 degrees 01' 04" E, a distance of 53.61 feet, to an iron pin found;

      9. Along a curve to the right, said curve having a Central Angle of 45 degrees 10' 41", a Radius of 948.73 feet, an Arc Length of 748.08 feet, a Chord Bearing N 19 degrees 37' 39" E and a Chord Distance of
            728.85 feet, to an iron pin found on a compound curve;

      10. Along a curve to the right, said curve having a Central Angle of 11 degrees 20' 00", a Radius of 1610.00 feet, an Arc Length of 318.46 feet, a Chord Bearing N 47 degrees 52' 59" E, a Chord Distance of
            317.94 feet, to an iron pin found on a compound curve;

      11. Along a curve to the right, said curve having a Central Angle of 06 degrees 21' 38", a Radius of 2210.00 feet, an Arc Length of 245.34 feet, a Chord Bearing N 56 degrees 43' 48" E and a Chord Distance of
            245.22 feet, to an iron pin found;

      12. N 16 degrees 41' 11" E, a distance of 41.51 feet, to an iron pin found;

      13. N 30 degrees 43' 20" W, a distance of 42.27 feet, to an iron pin found on a point of curvature;

      14. Along a curve to the right, said curve having a Central Angle of 24 degrees11'34", a Radius of 437.00 feet, an Arc Length of 184.52 feet, a Chord Bearing N 18 degrees 37' 33" W and a Chord Distance of
            183.15 feet, to an iron pin found on a point of tangency;

      15. N 06 degrees 31' 46" W, a distance of 39.19 feet, to an iron pin found;

      16. N 43 degrees 07' 07" W, a distance of 57.11 feet, to an iron pin found on the southerly right-of-way line of the proposed Gemini Parkway;

      Thence the following two (2) courses and distances along said southerly right-of-way line of the proposed Gemini Parkway;

      1. Along a curve to the right, said curve having a Central Angle of 11 degrees 06' 32", a Radius of 2955.00 feet, an Arc Length of 572.94 feet, a Chord Bearing N 87 degrees 22' 24" E and a Chord Distance of
            572.04 feet to an iron pin found on a point of tangency;

      2. S 87 degrees 04' 20" E, a distance of 1334.54 feet, to an iron pin found;

      Thence the following six (6) courses and distances along said 134.195 acre tract;

      1. S 44 degrees 01' 59" W, a distance of 31.59 feet, to an iron pin found;

      2. S 03 degrees 19' 21" W, a distance of 57.95 feet, to an iron pin found on a point of curvature;

      3. Along a curve to the right, said curve having a Central Angle of 18 degrees 06' 50", a Radius of 329.56 feet, an Arc Length of 104.19 feet and a Chord Bearing S 12 degrees 22' 46" W and a Chord distance of 103.76 feet, to an iron pin found;

      4. Along a curve to the right, said curve having a Central Angle of 68 degrees 33' 30", a Radius of 913.65 feet, an Arc Length of 1093.24 feet, a Chord Bearing S 21 degrees 46' 43" E and a Chord distance of 1029.18 feet, to an iron pin found;

      5. S 74 degrees 12' 50" E, a distance of 197.46 feet, to an iron pin found;

      6. N 76 degrees 24' 32" E, a distance of 40.81 feet, to an iron pin found on the proposed westerly right-of-way line of Lyra Drive;

      Thence the following five (5) courses and distances along said proposed westerly right-of-way line of Lyra Drive;

      1. Along a curve to the right, said curve having a Central Angle of 00 degrees 24' 58", a Radius of 1450.00 feet, an Arc Length of 10.53 feet, a Chord Bearing S 13 degrees 30' 11" W, a Chord Distance of
            10.53 feet, to an iron pin found;

      2. N 74 degrees 12' 49" W, a distance of 5.00 feet, to an iron pin found;

      3. Along a curve to the right, said curve having a Central Angle of 04 degrees 09' 51", a Radius of 1445.00 feet, an Arc Length of 105.02 feet, a Chord

            Bearing S 15 degrees 47' 11" W, a distance of 105.00 feet, to an iron pin found;

      4. S 74 degrees 12' 49" E, a distance of 5.00 feet, to an iron pin found;

      5. Along a curve to the right, said curve having a Central Angle of 00 degrees 24' 58", a Radius of 1450.00 feet, an Arc Length of 10.53, a Chord Bearing S 18 degrees 04' 29" W and a Chord Distance of 10.53 feet, to an iron pin found;

      Thence the following eight (8) courses and distances along said 134.195 acre tract;

      1. N 44 degrees 49' 54" W, a distance of 40.81 feet, to an iron pin found;

      2. N 74 degrees 12' 50" W, a distance of 231.83 feet, to an iron pins found;

      3. S 63 degrees 37' 07" W, a distance of 53.70 feet, to an iron pin found;

      4. Along a curve to the right, said curve having a Central Angle of 15 degrees 38' 45", a Radius of 1502.98 feet, an Arc Length of 410.42 feet, a Chord Bearing S 30 degrees 35' 13" W and a Chord Distance of
            409.15 feet, to an iron pin found;

      5. S 13 degrees 47' 50" E, a distance of 66.92 feet, to an iron pin found;

      6. Along a curve to the left, said curve having a Central Angle of 13 degrees 36' 44", a Radius of 177.00 feet, an Arc Length of 42.05 feet, a Chord Bearing S 54 degrees 16' 03" E and a Chord Distance of
            41.95 feet, to an iron pin found;

      7. S 61 degrees 04' 25" E, a distance of 199.46 feet, to an iron pin found;

      8. S 87 degrees 16' 43" E, a distance of 37.02 feet, to an iron pin found on the proposed westerly right-of-way line of Lyra Drive;

      Thence S 32 degrees 09' 20" W, a distance of 17.13 feet, along the proposed westerly right-of-way line of Lyra Drive, to an iron pin found on a point of curvature;

      Thence continuing with said proposed westerly right-of-way line of Lyra Drive and along a curve to the left, said curve having a Central Angle of 07 degrees 40' 47", a Radius of 750.00 feet, an Arc Length of 100.53 feet, a Chord Bearing S 28 degrees 18' 57" W and a Chord Distance of 100.45 feet to an iron pin found;

      Thence the following eleven (11) courses and distances along said 134.195 acre tract;

      1. N 35 degrees 54' 20" W, a distance of 35.75 feet, to an iron pin found;

      2. N 61 degrees 04' 25" W, a distance of 200.42 feet, to an iron pin found on a point of curvature;

      3. Along a curve to the right, said curve having a Central Angle of 13 degrees 36' 44", a Radius of 263.00 feet, an Arc Length of 62.48 feet, a Chord Bearing N 54 degrees 16' 02" W and a Chord Distance of
            62.34 feet, to an iron pin found;

      4. N 83 degrees 46' 24" W, a distance of 79.45 feet, to an iron pin found;

      5. Along a curve to the right, said curve having a Central Angle of 11 degrees 10' 44", a Radius of 1919.00 feet, an Arc Length of 374.41 feet, a Chord Bearing S 57 degrees 56' 24" W, a Chord Distance of
            373.82 feet, to an iron pin found;

      6. S 33 degrees 38' 16" E, a distance of 49.17 feet, to an iron pin set;

      7. Along a curve to the right, said curve having a Central Angle of 16 degrees 10' 44", a Radius of 1503.02, an Arc Length of 424.42 feet, a Chord Bearing S 67 degrees 23' 47" W and a Chord Distance of
            423.01 feet, to an iron pin set;

      8. S 31 degrees 37' 50" W, a distance of 51.34 feet, to an iron pin set;

      9. Along a curve to the right, said curve having a Central Angle of 12 degrees 32' 38", a Radius of 601.00 feet, an Arc Length of 131.58 feet, a Chord Bearing S 06 degrees 56' 47" E and a Chord Distance of
            131.32 feet, to an iron pin set on a point of tangency;

      10. S 00 degrees 40' 28" E, a distance of 142.25 feet, to an iron pin set;

      11. S 43 degrees 05' 53" E, a distance of 54.77 feet, to the POINT OF TRUE BEGINNING, containing 122.091 acres, more or less, of which 7.242 acres lies in Farm Lot 12, 82.950 acres lies in Farm Lot 13 and 31.899 acres lies in Farm Lot 14.

      All iron pins set are 3/4" iron pipes, 30 inches in length, with a yellow cap bearing the name "R. D. ZANDE".

      The bearings as shown herein are based on the Grid Bearing of N 88 degrees 20'26" W, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009" and "11-0101", established by Delaware County Engineer.

                                SIGN EASEMENT FOR
                           OUTPARCEL 3 - POLARIS MALL
                              DELAWARE COUNTY, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, part of Farm Lot's 12 and 13, lying over a 9.840 acre tract (Out parcel 3) conveyed to Polaris mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129-80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 -164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 01 degrees 28' 02", a radius of 2625.00 feet, an arc length of 67.22 feet, a chord to which bears South 50 degrees 53' 41" East and a chord distance of 67.22 feet to a point;

      Thence North 38 degrees 22' 18" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway, to an iron pin found at a common corner of said 9.840 acre tract and a 13.732 acre tract conveyed to Rich's Department Stores, Inc. by deed of record in Official Record 48, Page 2056, said iron pin also being the POINT OF TRUE BEGINNING;

      Thence North 10 degrees 40' 14" East, a distance of 32.13 feet, along a line common to said 13.732 acre and 9.840 acre tracts, to a point;

      Thence the following three (3) courses and distances on, over and across said 9.840 acre tract:

      1.    South 80 degrees 09' 30" East, a distance of 19.10 feet, to a point;

      2.    South 10 degrees 40' 14" West, a distance of 32.13 feet, to a point;

      3. North 80 degrees 09' 30" West, a distance of 19.10 feet, to the POINT OF TRUE BEGINNING, containing 0.014 acres, more or less.

      The bearings as shown herein are based on the Grid Bearing of North 88 degrees 20' 26" West, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009 and 11-0101", established by the Delaware County Engineer.

                                      R. D. ZANDE & ASSOCIATES, INC.

                                      [PROFESSIONAL SURVEYOR SEAL]

                                      /s/ Robert L. Clay     Aug. 27, 2001
                                      ------------------------------------------
                                      Robert L. Clay
                                      Registered Surveyor #8121

[ROAD MAP]

                     DESCRIPTION OF A PROPOSED SIGN EASEMENT
                           OUTPARCEL 3 - POLARIS MALL
                             CITY OF COLUMBUS, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus, lying in Farm Lot 12, Section 4, Township 3, Range 18, United States Military Lands, lying over and across that 9.840 acre tract (Outparcel 3) and that original
58.469 acre tract as conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio, and being more particularly described as follows:

      BEGIN, FOR REFERENCE, at an iron pin found at the common corner of said
9.840 acre tract and said original 58.469 acre tract, said iron pin being in the north right-of-way line of Polaris Parkway, of record in Plat Book 24, Page 137 through 145;

      Thence North 00 degrees22'04" West, a distance of 19.79 feet, over and across said 9.840 acre tract, to the POINT OF TRUE BEGINNING;

      Thence North 56 degrees04'51" East, a distance of 31.50 feet, over and across said 9.840 acre tract to a point;

      Thence South 33 degrees55'09" East, a distance of 21.25 feet (crossing the line common to said 9.840 acre tract and said original 58.469 acre tract at a distance of 16.62 feet), over and across said 9.840 acre tract and said original
58.469 acre tract, to a point;

      Thence South 56 degrees04'51" West, a distance of 31.50 feet, over and across said original 58.469 acre tract, to a point;

      Thence North 33 degrees55'09" West, a distance of 21.25 feet (crossing the line common to said 9.840 acre tract and said original 58.469 acre tract at a distance of 16.62 feet), over and across said original 58.469 acre tract and said 9.840 acre tract, to the POINT OF TRUE BEGINNING.

      The bearings as described in the above description are based on the bearing of North 88 degrees20'26" West from the Ohio State Plane Coordinate System, North Zone, as determined between Stations "11-009" and "11-0101", established by the Delaware County Engineer.

                                      R. D. ZANDE & ASSOCIATES, INC.

                                      [PROFESSIONAL SURVEYOR SEAL]

                                      /s/ Robert L. Clay    Aug. 27, 2001
                                      ------------------------------------------
                                      Robert L. Clay        Date
                                      Registered Surveyor No. 8121

[ROAD MAP]

                                   EXHIBIT "B"

                     DESCRIPTION OF A PROPOSED SIGN EASEMENT
                           OUTPARCEL 1 - POLARIS MALL
                             CITY OF COLUMBUS, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus, lying in Farm Lot 12, Section 4, Township 3, Range 18, United States Military Lands, lying over and across that 7.085 acre tract (Outparcel 1) and that original
58.469 acre tract conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio, and being more particularly described as follows:

      BEGINNING, at an iron pin found at the common corner of said 7.085 acre tract and said original 58.469 acre tract, said iron pin being in the north right-of-way line of Polaris Parkway, of record in Plat Book 24, Page 137 through 145;

      Thence along the line common to said original 58.469 acre tract and the right-of-way of said Polaris Parkway and a curve to the left having a central angle of 00 degrees02'32", a radius of 7557.44 feet, an arc length of 5.57 feet, a chord which bears South 88 degrees38'53" West, a chord distance of 5.57 feet, to a point;

      Thence North 43 degrees34'14" West, a distance of 45.03 feet, over and across said original 58.469 acre tract to a point;

      Thence North 00 degrees40'28" West, a distance of 27.95 feet (crossing the line common to said 7.085 acre tract and said original 58.469 acre tract at a distance of 6.71 feet), over and across said 7.085 acre tract and said original
58.469 acre tract, to a point;

      Thence the five (5) courses and distances over and across said 7.085 acre tract:

      1.    North 89 degrees15'37" East, a distance of 15.00 feet, to a point;

      2.    South 00 degrees40'28" East, a distance of 13.21 feet, to a point;

      3.    South 43 degrees05'53" East, a distance of 47.96 feet, to a point;

      4.    North 88 degrees32'51" East, a distance of 18.16 feet, to a point;

      5. South 01 degrees27'09" East, a distance of 12.11 feet, to a point in the line common to said 7.085 acre tract and the right-of-way of said Polaris Parkway;

      Thence along the line common to said 7.085 acre tract and the right-of-way of said Polaris Parkway and a curve to the left having a central angle of 00 degrees 13'24", a radius of 7557.44 feet, an arc length of 29.47 feet, a chord which bears South 88 degrees30'55" West, a chord distance of 29.47 feet, to the POINT OF TRUE BEGINNING.

      The bearings as described in the above description are based on the bearing of North 88 degrees20'26" West from the Ohio State Plane Coordinate System, North Zone, as determined between Stations "11-009" and "11-0101", established by the Delaware County Engineer.

                                      R. D. ZANDE & ASSOCIATES, INC.

                                      [PROFESSIONAL SURVEYOR SEAL]

                                      /s/ Robert L. Clay    Aug. 27, 2001
                                      ------------------------------------------
                                      Robert L. Clay        Date
                                      Registered Surveyor No. 8121

[ROAD MAP]

                     DESCRIPTION OF A PROPOSED SIGN EASEMENT
                           OUTPARCEL 2 - POLARIS MALL
                             CITY OF COLUMBUS, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus, lying in Farm Lot 12, Section 4, Township 3, Range 18, United States Military Lands, lying over and across that 7.308 acre tract (Outparcel 2) and that original
58.469 acre tract as conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio, and being more particularly described as follows:

      BEGINNING, at an iron pin found at the common corner of said 7.308 acre tract and said original 58.469 acre tract, said iron pin being in the north right-of-way line of Polaris Parkway, of record in Plat Book 24, Page 137 through 145;

      Thence along the line common to said 7.308 acre tract and the right-of-way of said Polaris Parkway and a curve to the left having a central angle of 00 degrees06'54", a radius of 7557.44 feet, an arc length of 15.17 feet, a chord which bears North 89 degrees53'54" West, a chord distance of 15.17 feet, to a point;

      Thence the following four (4) courses and distances over and across said
7.308 acre tract;

      1.    North 00 degrees20'56" West, a distance of 11.68 feet, to a point;

      2.    North 89 degrees39'04" East, a distance of 17.31 feet, to a point;

      3.    North 42 degrees40'34" East, a distance of 48.10 feet, to a point;

      4.    North 00 degrees40'28" West, a distance of 13.88 feet, to a point;

      Thence North 88 degrees56' 18" East, a distance of 15.00 feet (crossing the line common to said 7.308 acre tract and said original 58.469 acre tract at a distance of 3.79 feet), over and across said 7.308 acre tract and said original 58.469 acre tract, to a point;

      Thence South 00 degrees40'28" East, a distance of 27.99 feet, over and across said original 58.469 acre tract, to a point;

      Thence South 41 degrees46'09" West, a distance of 44.71 feet, over and across said original 58.469 acre tract, to a point in the line common to said original 58.469 acre tract and the right-of-way of said Polaris Parkway;

      Thence along the line common to said original 58.469 acre tract and the right-of-way of said Polaris Parkway and a curve to the left having a central angle of 00 degrees09'07", a radius of 7557.44 feet, an arc length of 20.05 feet, a chord which bears South 89 degrees58'05" West, a chord distance of 20.05 feet, to the POINT OF TRUE BEGINNING.

      The bearings as described in the above description are based on the bearing of North 88 degrees20'26" West from the Ohio State Plane Coordinate System, North Zone, as determined between Stations "11-009" and "11-0101", established by the Delaware County Engineer.

                                       R.D. ZANDE & ASSOCIATES, INC.

                                       [PROFESSIONAL SURVEYOR SEAL]

                                       /s/ Robert L.Clay   Aug. 27, 2001
                                       ----------------------------------------
                                       Robert L. Clay      Date:
                                       Registered Surveyor No. 8121

[ROAD MAP]

                     DESCRIPTION OF A PROPOSED SIGN EASEMENT
                           OUTPARCEL 2 - POLARIS MALL
                             CITY OF COLUMBUS, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus, lying in Farm Lot 12, Section 4, Township 3, Range 18, United States Military Lands, and lying over and across that 7.308 acre tract (Outparcel 2) and that original
58.469 acre tract as conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, being of records in the Recorder's Office, Delaware County, Ohio, and being more particularly described as follows:

      BEGIN, FOR REFERENCE, at an iron pin found at the common corner of said
7.308 acre tract and said original 58.469 acre tract, said iron pin being in the north right-of-way line of Polaris Parkway, of record in Plat Book 24, Page 137 through 145;

      Thence North 30 degrees14'37" East, a distance of 20.58 feet, over and across said 7.308 acre tract, to the POINT OF TRUE BEGINNING;

      Thence South 56 degrees04'51" West, a distance of 21.25 feet (crossing the line common to said 7.308 acre tract and said original 58.469 acre tract at a distance of 18.35 feet), over and across said 7.308 acre tract and said original
58.469 acre tract, to a point;

      Thence North 33 degrees55'09" West, a distance of 31.50 feet, over and across said original 58.469 acre tract, to a point;

      Thence North 56 degrees04'51" East, a distance of 21.25 feet (crossing the line common to said 7.308 acre tract and said original 58.469 acre tract at a distance of 3.52 feet), over and across said original 58.469 acre tract and said
7.308 acre tract, to a point;

      Thence South 33 degrees55'09" East, a distance of 31.50 feet, over and across said 7.308 acre tract, to the POINT OF TRUE BEGINNING.

      The bearings as described in the above description are based on the bearing of North 88 degrees20'26" West from the Ohio State Plane Coordinate System, North Zone, as determined between Stations "11-009" and "11-0101", established by the Delaware County Engineer.

                                       R.D. ZANDE & ASSOCIATES, INC.

                                       [PROFESSIONAL SURVEYOR SEAL]

                                       /s/ Robert L.Clay   Aug. 27, 2001
                                       ----------------------------------------
                                       Robert L. Clay      Date:
                                       Registered Surveyor No. 8121

[ROAD MAP]

                                 EXHIBIT "A-12"

                         DECLARATION OF ACCESS EASEMENT

                         (FOR THE ACCESS EASEMENT DRIVE)

                         DECLARATION OF ACCESS EASEMENT

      This Declaration, made this ___________ of _______________________, 2002, by POLARIS MALL, LLC, A Delaware limited liability company ("Polaris Mall").

                             BACKGROUND INFORMATION

      A. Polaris Mall is the owner of certain property situated in the City of Columbus, County of Delaware, and State of Ohio ("Access Easement Area"). The Access Easement Area is described on Exhibit "A" and depicted on Exhibit "B", both attached hereto and made a part hereof.

      B. Polaris Mall is the owner of certain properties situated in the City of Columbus, County of Delaware, and State of Ohio ("Beneficiary Properties"). The Beneficiary Properties are described on Exhibit "C" attached hereto and made a part hereof.

      C. Polaris Mall has entered into or will enter into leases with certain third parties for the development of the Beneficiary Properties under which certain of the same lessees have agreed to erect certain portions of the drive within the access easement area described on Exhibit "A".

      D. Notwithstanding any leasing or sale of some or all of the Beneficiary Properties, Polaris Mall desires to provide for common ingress and egress from and to the Beneficiary Properties along the Access Easement Area, subject to the restrictions, reservations and conditions contained herein.

                   STATEMENT OF DECLARATION OF ACCESS EASEMENT

      Polaris Mall does hereby declare, set forth and establish a permanent, perpetual, irrevocable and non-exclusive easement for pedestrian and vehicular ingress and egress over, on, and across the Access Easement Area for the benefit of the Beneficiary Properties for the limited purpose of providing pedestrian and vehicular ingress and egress to and from the Beneficiary Properties, subject to the following restrictions, reservations and conditions:

      1) A drive will be erected over the Access Easement Area by lessees of the Beneficiary Properties which will be obligated to erect said drive and provide for all capital improvements thereto including resurfacing and replacement thereto necessary during the term of their leases in order to keep the drive in a first class condition consistent with the rest of Polaris Fashion Place pursuant to separate agreements.

      2) The use of the Access Easement Area by any person entitled to the use thereof pursuant to this Agreement shall be in common with all other such persons, as well as with any other persons that now have or have been granted rights or are permitted to use the same. The lessee(s) and owner(s) of the Beneficiary Properties shall not obstruct or interfere in any way with the free flow of pedestrian and vehicular traffic over the Access Easement Area.

      3) The owner (as such owner may exist from time to time) of the Access Easement Area shall not obstruct or Interfere with the free flow of pedestrian and vehicular traffic over the Access Easement Area, except to the extent necessary for the reasonable repair and maintenance, traffic regulation and control, and to prevent a dedication thereof or the accrual of any prescriptive rights to any persons herein, however, in all events Owner will assure that each of the Beneficiary Parties will at all times have reasonable access to their property.

      4) The easement, restrictions, rights and obligations herein shall be covenants running with the land, and shall inure to the benefit of and be binding upon Polaris Mall, its successors and assigns.

      In addition, Polaris Mall hereby reserves construction easements for the Beneficiary Lessees for the initial construction and capital improvements to the drive located within the Access Easement Area during the term of their leases with the understanding that the Beneficiary Lessee's shall use their best efforts to cause the least amount of Interference with all the Beneficiary Lessee's businesses as is reasonably possible during any periods of necessary construction.

      IN WITNESS WHEREOF, Glimcher has set its hand as of the day and year first written above.

Signed and Acknowledged           POLARIS MALL, LLC, a Delaware
In the presence of:               limited liability company

                                  By: GLIMCHER PROPERTIES LIMITED
                                      PARTNERSHIP, a Delaware limited
                                      Partnership, its Managing Member

/s/ Joyce D. Hunter               By: GLIMCHER PROPERTIES CORPORATION
---------------------------           A Delaware corporation, its General
    Joyce D. Hunter                   Partner

                                  By: /s/ George A. Schmidt
                                      ----------------------------------
                                      George A. Schmidt
                                      Executive Vice President

STATE OF OHIO:
                   :ss
COUNTY OF FRANKLIN :

      The foregoing Instrument was acknowledged before me this 31st day of January, 2002, by George A. Schmidt, Executive Vice President, General Counsel and Secretary of Glimcher Properties Corporation, the latter being the sole general partner of Glimcher Properties Limited Partnership, which is the managing member of Polaris Mall, LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                           /s/ Joyce D. Hunter
                                           -------------------------------------
                                           Notary Public

                                           [NOTARIAL SEAL]

                                                         JOYCE D. HUNTER
                                                  Notary Public, State of Ohio
                                                  MY Commission Expires 03-26-05

                                   EXHIBIT "A"
                              DESCRIPTION OF ACCESS
                                  EASEMENT AREA

                                POLARIS MALL LLC
                    CITY OF COLUMBUS, DELAWARE COUNTY, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus, lying in Farm Lots 12 and 13, Section 4, Township 3, Range 18, United States Military District, and lying over and across that original 58.469 acre tract and that
9.840 acre tract (Outparcel 3) as conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio, and being more particularly described as follows:

      BEGIN, FOR REFERENCE, at the centerline intersection of Polaris Parkway (as dedicated in Plat Book 24, Pages 137 through 145 - 164 ft-wide) and Sancus Boulevard (as dedicated in Plat Cabinet 1, Slide 129 - 80 ft-wide);

      Thence North 40 degrees 36'25" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway, to a point at the common corner of that
13.409 acre tract conveyed to Sears Roebuck and Co. by deed of record in Official Record 48, Page 2043 and that 13.732 acre tract conveyed to Rich's Department Stores, Inc. by deed of record in Official Record 48, Page 2056, said point also being in the northerly right-of-way line of said Polaris Parkway;

      Thence the following three (3) courses and distances along the line common to said 13.409 acre tract and said 13.732 acre tract:

      1.    North 39 degrees 50'31" East, a distance of 205.42 feet, to a point;

      2.    North 39 degrees 49'23" East, a distance of 98.69 feet, to a point;

      3. Along a curve to the right having a central angle of 03 degrees 28'19", a radius of 296.26 feet, an arc length of 17.95 feet, a chord to which bears North 41 degrees 33'32" East, a chord distance of 17.95 feet, to a point;

      Thence South 46 degrees 42'18" East, a distance of 40.76 feet, over and across said 13.732 acre tract, to the POINT OF TRUE BEGINNING in the line common to said original 58.469 acre tract and said 13.732 acre tract;

      Thence along the line common to said 13.732 acre tract and said original
58.469 acre tract, the same being along a curve to the right having a central angle of 10 Degrees 04'37", a radius of 255.50 feet, an arc length of 44.94 feet, a chord which bears North 48 Degrees 20'00" East, a chord distance of
44.88 feet, to a point;

      Thence the following nine (9) courses and distances over and across said original 58.469 acre tract and said 9.840 acre tract:

      1. Along a curve to the left having a central angle of 39 degrees 36'41", a radius of 35.00 feet, an arc length of 24.20 feet, a chord to which bears South 20 degrees 06'52" East, a chord distance of
            23.72 feet, to a point;

      2.    South 39 degrees 55'13" East, a distance of 19.81 feet, to a point;

      3. Along a curve to the left having a central angle of 12 degrees 49'08", a radius of 150.00 feet, an arc length of 33.56 feet, a chord to which bears South 46 degrees 19'47" East, a chord distance of 33.49 feet, to a point;

      4.    South 52 degrees 44'21" East, a distance of 234.73 feet, to a point;

      5. Along a curve to the left having a central angle of 10 degrees 13'28", a radius of 100.00 feet, an arc length of 17.84 feet, a chord to which bears South 57 degrees 51'04" East, a chord distance of 17.82 feet, to a point;

      6.    South 62 degrees 57'48" East, a distance of 366.02 feet, to a point;

      7. Along a curve to the left having a central angle of 68 degrees 08'56", a radius of 76.00 feet, an arc length of 90.40 feet, a chord to which bears North 82 degrees 57'44" East, a chord distance of
            85.16 feet, to a point;

      8.    North 48 degrees 53'14" East, a distance of 41.52 feet, to a point;

      9. Along a curve to the left having a central angle of 41 degrees 50'50", a radius of 25.00 feet, an arc length of 18.26 feet, a chord to which bears North 27 degrees 57'50" East, a chord distance of
            17.86 feet, to a point in the line common to said 9.840 acre tract and said original 58.469 acre tract;

      Thence along the line common to said 9.840 acre tract and said original
58.469 acre tract, the same being a curve to the left having a central angle of 02 degrees 31'38", a radius of 760.00 feet, an arc length of 33.52 feet, a chord to which bears South 48 Degrees 06'13" East, a chord distance of 33.52 feet, to a point;

      Thence the following nine (9) courses and distances over and across said
9.840 acre tract and said original 58.469 acre tract:

      1. Along a curve to the left having a central angle of 27 Degrees 51'23", a radius of 25.00 feet, an arc length of 12.16 feet, a chord to which bears South 62 Degrees 48'56" West, a chord distance of
            12.04 feet, to a point;

      2.    South 48 degrees 53'14" West, a distance of 50.60 feet, to a point;

      3. Along a curve to the right having a central angle of 68 Degrees 08'57", a radius of 100.00 feet, an arc length of 118.94 feet, a chord to which bears South 82 degrees 57'43" West, a chord distance of 112.05 feet, to a point;

      4.    North 62 degrees 57'48" West, a distance of 366.02 feet, to a point;

      5. Along a curve to the right having a central angle of 10 degrees 13'28", a radius of 124.00 feet, an arc length of 22.13 feet, a chord to which bears North 57 degrees 51'04" West, a chord distance of 22.10 feet, to a point;

      6.    North 52 degrees 44'21" West, a distance of 234.73 feet, to a point;

      7. Along a curve to the right having a central angle of 12 degrees 49'08", a radius of 174.00 feet, an arc length of 38.93 feet, a chord to which bears North 46 degrees 19'47" West, a distance of
            38.85 feet, to a point;

      8.    North 39 degrees 55'13" West, a distance of 13.68 feet, to a point;

      9. Along a curve to the left having a central angle of 50 degrees 40'38", a radius of 35.00 feet, an arc length of 30.96 feet, a chord to which bears North 65 degrees 15'32" West, a chord distance of
            29.96 feet, to the POINT OF TRUE BEGINNING.

      The bearings given in the above description are based on the bearing of North 88 degrees 20'26" West from the Ohio State Plane Coordinate System, North Zone, as determined between Stations "11-009" and "11-0101", established by the Delaware County Engineer.

                                            R.D. ZANDE & ASSOCIATES, INC.

                                            /s/ Robert L. Clay
                                            -----------------------------------
         [SEAL]                             Robert L. Clay   Date Sept. 14, 2001

                                             Registered Surveyor No. 8121

                             DESCRIPTION OF A 4.358
                                   ACRE TRACT
                             DELAWARE COUNTY, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, part of Farm Lots 12 and 13, being an easement over and across 4.358 acres of a 9.840 acre tract (Outparcel 3), conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129 - 80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 - 164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 01 degrees 28' 02", a radius of 2625.00 feet, an arc length of 67.22 feet, a chord to which bears South 50 degrees 53' 41" East and a chord distance of 67.22 feet to a point;

      Thence North 38 degrees 22' 18" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway to a point in the line common to the northerly right-of-way of said Polaris Parkway and said 9.840 acre tract (Outparcel 3), said point being at the common corner of said 9.840 acre tract (Outparcel 3) and a 13.732 acre tract conveyed to Rich's Department Stores, Inc. by deed of record in Official Record 48, Page 2056, said point also being the POINT OF TRUE BEGINNING;

      Thence the following three (3) courses and distances along the line common to said 9.840 acre (Outparcel 3) and 13.732 acre tracts:

      1.    North 10 degrees 40' 14" East, a distance of 47.70 feet, to a point;

      2. North 39 degrees 50' 31" East, a distance of 162.94 feet, to a point;

      3. North 39 degrees 49' 23" East, a distance of 94.41 feet, to a point found at a common corner of said 9.840 acre tract (Outparcel 3), said 13.732 acre tract and an original 58.469 acre tract conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970;

      Thence the following three (3) courses and distances along the line common to said 9.840 acre (Outparcel 3) and original 58.649 acre tracts:

      1.    South 76 degrees 58' 25" East, a distance of 21.52 feet, to a point;

      2. South 52 degrees 44' 21" East, a distance of 251.24 feet, to a point;

      3.    North 74 degrees 08' 32" East, a distance of 55.01 feet, to a point;

      Thence the following four (4) courses and distances over and across said
9.840 acre (Outparcel 3) tract:

      1. South 52 degrees 44' 21" East, a distance of 13.39 feet, to a point in a curve;

      2. Along a curve to the left, said curve having a central angle of 10 degrees 13' 28", a radius of 90.00 feet, an arc length of 16.06 feet, a chord to which bears South 57 degrees 51' 04" East and chord distance of 16.04 feet to a point of tangency;

      3. South 62 degrees 57' 48" East, a distance of 219.42 feet, to a point;

      4. South 27 degrees 02' 12" West, a distance of 338.58 feet, to a point in the line common to the northerly right-of-way of said Polaris Parkway and said 9.840 acre (Outparcel 3) tract;

      Thence along the northerly right-of-way line of said Polaris Parkway and a curve to the right, said curve having a central angle of 13 degrees 36' 20", a radius of 2543.00 feet, an arc length of 603.87 feet, a chord to which bears North 58 degrees 25' 52" West and a chord distance of 602.45 feet, to the POINT OF TRUE BEGINNING. Containing 4.358 acres more or less, of which 2.485 acres lie in Farm Lot 12 and 1.873 acres lie in Farm Lot 13.

      The bearings as shown herein are based on the Grid Bearing of North 88 degrees 20' 26" West, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009 and 11-0101", established by the Delaware County Engineer.

      This description is for easement purposes only and is not intended for transfer.

R.D. ZANDE & ASSOCIATES, INC.

                                                    [SEAL]

By: /s/ Robert L. Clay Oct. 10, 2001
    --------------------------------
    Robert L. Clay
    Registered Surveyor #8121

                             DESCRIPTION OF A 1.617
                                   ACRE TRACT
                             DELAWARE COUNTY, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, part of Farm Lots 12 and 13, being an easement over and across 1.617 acres of a 9.840 acre tract (Outparcel 3), conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129 - 80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 - 164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 15 degrees 04' 22", a radius of 2625.00 feet, an arc length of 690.56 feet, a chord to which bears South 57 degrees 41' 51" East and a chord distance of 688.57 feet to a point;

      Thence North 24 degrees 45' 57" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway to a point in the line common to the northerly right-of-way of said Polaris Parkway and said 9.840 acre tract (Outparcel 3);

      Thence North 27 degrees 02' 12" East, a distance of 304.58 feet, leaving the line common to the northerly right-of-way of said Polaris Parkway and 9.840 acre tract (Outparcel 3), to a point, said point being the POINT OF TRUE BEGINNING;

      Thence the following four (4) courses and distances on, over and across said 9.840 acre tract (Outparcel 3):

      1.    North 27 degrees 02' 12" East, a distance of 34.00 feet, to a point;

      2. North 62 degrees 57' 48" West, a distance of 219.42 feet, to a point of curvature;

      3. Along a curve to the right, said curve having a central angle of 10 degrees 13' 28", a radius of 90.00 feet, an arc length of 16.06 feet, a chord to which bears North 57 degrees 51' 04" West and a chord distance of 16.04 feet to a point of tangency;

      4. North 52 degrees 44' 21" West, a distance of 13.39 feet, to a point in the line common to said 9.840 acre tract (Outparcel 3) and an original 58.469 acre tract conveyed to Polaris Mall, LLC be deed of record in Official Record 48, Page 1970;

      Thence the following two (2) courses and distances along the lines common to said 9.840 acre (Outparcel 3) and original 58.469 acre tracts:

      1. North 74 degrees 08' 32" East, a distance of 316.90 feet, to a point;

      2. Along a curve to the left, said curve having a central angle of 23 degrees 27' 53", a radius of 760.00 feet, an arc length of 311.25 feet, a chord to which bears South 37 degrees 24' 51" East and a chord distance of 309.08 feet to a point;

      Thence the following two (3) courses and distances on, over and across said 9.840 acre tract (Outparcel 3):

      1. South 48 degrees 53' 14" West, a distance of 61.86 feet, to a point of curvature;

      2. Along a curve to the right, said curve having a central angle of 68 degrees 08' 57", a radius of 100.00 feet, an arc length of 118.94 feet, a chord to which bears South 82 degrees 57' 43" West and a chord distance of 112.05 feet to a point of tangency;

      3. North 62 degrees 57' 48" West, a distance of 146.60 feet, to the POINT OF TRUE BEGINNING. Containing 1.617 acres, more or less, of which 0.381 acres lies in Farm Lot 12 and 1.236 acres lies in Farm Lot 13.

      The bearings as shown herein are based on the Grid Bearing of North 88 degrees 20' 26" West, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009 and 11-0101", established by the Delaware County Engineer.

      This description is for easement purposes only and is not intended for transfer.

R.D. ZANDE & ASSOCIATES, INC.

                                                    [SEAL]

By: /s/ Robert L. Clay Oct. 10, 2001
    --------------------------------
    Robert L. Clay
    Registered Surveyor #8121

                                  EXHIBIT "B"
                            PLAN DEPICTING THE ACCESS
                                  EASEMENT AREA

                                  [SITE PLAN]


NOTES:

1. THIS SURVEY DOES NOT REPRESENT ALL EASEMENTS THAT MAY AFFECT SUBJECT PARCEL.

2. THIS SURVEY DOES NOT REPRESENT ALL UNDERGROUND UTILITIES THAT MAY AFFECT THE SUBJECT PARCEL.

BASIS OF BEARINGS:

THE BEARINGS SHOWN HEREON ARE BASED ON THE GRID BEARING OF N 88'20'26" W FROM THE OHIO STATE PLANE COORDINATE SYSTEM, NORTH ZONE. AS DETERMINED BETWEEN STATIONS "11-009" AND "11-0101", ESTABLISHED BE DELAWARE COUNTY ENGINEER.

R. D. ZANDE & ASSOCIATES, INC.

/s/ Robert L. Clay      [ILLEGIBLE]
------------------------------------                              [SEAL]
ROBERT L. CLAY          DATE
REGISTERED SURVEYOR NO. 8121

                                  EXHIBIT OF A
                            PROPOSED ACCESS EASEMENT
                                    LYING IN
                         FARM LOT 12 AND 13, SECTION 4,
                              TOWNSHIP 3, RANGE 18
                        UNITED STATES MILITARY DISTRICT
                      CITY OF COLUMBUS, COUNTY OF DELAWARE
                                 STATE OF OHIO

                                    [SCALE]

                                 SCALE IN FEET

                            SCALE: 1 INCH = 100 FEET

                                  PREPARED BY:
                         [R.D. ZANDE & ASSOCIATES LOGO]

                                1237 DUBLIN ROAD
                              COLUMBUS, OHIO 43215

                                   EXHIBIT "C"
                          THE "BENEFICIARY PROPERTIES"

                                 DESCRIPTION OF
                                3.865 ACRE TRACT
                              DELAWARE COUNTY, OHlO

                                NO PLAT REQUIRED
                           DEPT.OF TRADE & DEVELOPMENT
                             CITY OF COLUMBUS, OHIO
                        DATE 9/19/01              BY: [ILLEGIBLE]
                        CONDITIONS: CURB CUT PER TRAFFIC

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, part of Farm Lot 12, being 3.865 acres out of a 9.840 acre tract (Outparcel 3), conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard Dedicated in Plat Cabinet 1, Slide 129 - 80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 - 164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left said curve having a central angle of 15 degrees 04' 22", a radius of 2625.00 feet, an arc length of 690.56 feet, a chord to which bears South 57 degrees 41' 51" East and a chord distance of 688.57 feet to a point;

      Thence North 24 degrees 45' 57" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway to a point in the line common to the northerly right-of-way line of said Polaris Parkway and the southerly line of said 9.840 acre tract (Outparcel 3), said point being the POINT OF TRUE BEGINNING;

      Thence the following four (4) courses and distances on, over and across said 9. 840 acre tract (Outparcel 3):

      1.    North 27 degrees 02' 12" East, a distance of 304.58 feet to a point;

      2.    South 62 degrees 57' 48" East, a distance of 146.60 feet to a point;

      3. Along a curve to the left, said curve having a central angle of 68 degrees 08'57", a radius of 100.00 feet, an arc length of 118.94 feet, a chord to which bears North 82 degrees 57' 43" East and a chord distance of 112.05 feet to a point;

      4. North 48 degrees 53' 14" East, a distance of 61.86 feet to a point in a curve, said curve being a line common to said 9.840 acre tract (Outparcel 3) and an original 58.469 acre tract conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970;

      Thence the following five (5) courses and distances along the lines common to said 9.840 acre (Outparcel 3) and original 58.469 acre tracts:

      1. Along a curve to the left, said curve having a central angle of 13 degrees 32' 23" a radius of 760.00 feet, an arc length of 179.60 feet, a chord to which bears

            South 55 degrees 54' 59" East and a chord distance of 179.18 feet to an iron pin found;

      2. South 21 degrees 48' 06" East, a distance of 56.41 feet, to an iron pin found;

      3 Along a curve to the left, said curve having a central angle of 15 degrees 15' 21", a radius of 398.00 feet, an arc length of 105.97 feet, a chord to which bears South 18 degrees 42' 32" West and chord distance of 105.66 feet to an iron pin found;

      4. South 11 degrees 04' 52" West, a distance of 143.19 feet, to an iron pin found;

      5. South 54 degrees 53' 57" West, a distance of 57.56 feet, to an iron pin found in the line common to said 9.840 acre tract (Outparcel
            3) and the northerly right-of-way line of said Polaris Parkway;

      Thence along the line common to said 9.840 acre tract (Outparcel 3) and the northerly right-of-way line of said Polaris Parkway and a curve to the right, said curve having a central angle of 11 degrees 38' 15", a radius of 2543.00 feet, an arc length of 516.52 feet, a chord to which bears North 71 degrees 03' 10" West and a chord distance of 515.63 feet, to the POINT OF TRUE BEGINNING, containing 3.865 acres more or less, of which all 3.865 acres lies in Farm Lot 12.

      The bearings as shown herein are based on the Grid Bearing of N 88 degrees 20' 26" W, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009 and 11-0101", established by the Deleware County Engineer.

I hereby certify that this description represents a survey made by me or under my supervision and that the courses and distances are true, correct and complete to the best of my knowledge and belief.

Certified this 10 day of September, 2001.

R. D. ZANDE & ASSOCIATES, INC.               DESCRIPTION FOR CLOSING [ILLEGIBLE]
                                             [ ] RPC Approval Required
By: /s/ Robert L. Clay                       [X] Municipal Approval Required
    ------------------                           Delaware County Engineer
    Robert L. Clay
    Registered Surveyor #8121

                                                    [SEAL]

                                NO PLAT REQUIRED
                           DEPT.OF TRADE & DEVELOPMENT
                             CITY OF COLUMBUS, OHIO
                        DATE 9/19/01              BY: [ILLEGIBLE]
                        CONDITIONS:CURB CUT PER TRAFFIC

                                 EXHIBIT "A-13"

        PERIPHERAL AREAS WHERE TENANT'S EXCLUSIVE APPLIES (SEC. 4.01 (C)

                                  EXHIBIT A-13

                        [POLARIS FASHION PLACE AREA MAP]

                                 EXHIBIT "A-14"

                DECLARATION OF EASEMENT (DARDEN PARKING EASEMENT

                           ON AREA B OF THE PREMISES)

 RECORDING REQUESTED BY
 AND WHEN RECORDED MAIL TO:

 Darden Restaurants, Inc.
 5900 Lake Ellenor Drive
 Orlando, Florida 32809
 Attention: Development Law

--------------------------------------------------------------------------------
                   (Space Above Line for Recorder's Use Only)

                             DECLARATION OF EASEMENT

      THIS DECLARATION OF EASEMENT (this "Declaration") is made and entered into effective this 2nd day of November, 2001, by POLARIS MALL, LLC, a Delaware limited liability company ("Declarant").

                                    RECITALS:

      A. Declarant is the owner of that certain real property situated in City of Columbus, County of Delaware, and State of Ohio, and more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Parking Easement Area").

      B. Declarant and GMRI, Inc. ("GMRI") entered into a Ground Lease Agreement dated June 19, 2001, as amended by First Amendment to Ground Lease Agreement (collectively "RL Ground Lease One") for property intended to be a Red Lobster more particularly described in Exhibit "B" attached hereto and incorporated herein by this reference ("GMRI RL Lease Tract One").

      C. Declarant and GMRI, Inc. ("GMRI") entered into a Ground Lease Agreement dated June 19, 2001, as amended by First Amendment to Ground Lease Agreement (collectively "OG Ground Lease Two") for property intended to be an Olive Garden more particularly described in Exhibit "C" attached hereto and incorporated herein by this reference ("GMRI OG Lease Tract Two").

      D. Pursuant to First Amendment to Ground Lease Agreement of RL Ground Lease One and First Amendment to Ground Lease Agreement of OG Ground Lease Two, certain improvements will be constructed by Declarant on the Parking Easement Area, including a paved driveway, curb cut, curbs, striped parking area and parking lot lighting (the "Parking Facilities").

      E. GMRI has requested that Declarant grant, and Declarant has agreed to grant, an exclusive easement on, over and across the Parking Facilities, as they may exist from time to time on the Parking Easement Area, for use as a parking area for passenger automobiles to facilitate the use of the GMRI RL Lease Tract One and GMRI OG Lease Tract Two for the benefit of GMRI RL Lease Tract One and GMRI OG Lease Tract Two and its customers, invitees, officers and employees, subject to the terms and provisions of this Easement.

      NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, Declarant declares as follows:

      1. The Recitals are incorporated herein as if fully set forth.

      2. Grant of Easement. Declarant hereby grants to GMRI for the benefit of the GMRI RL Lease Tract One and GMRI OG Lease Tract Two an exclusive easement over, across and upon the Parking Facilities for the purpose of parking of passenger automobiles, and a non-exclusive easement over, across and upon the Parking Facilities for access. Declarant grants the easements subject to all currently existing restrictions, covenants, reservations, and other easements of record applicable to the Parking Easement Area.

      3. Appurtenant to Land. During the term of RL Ground Lease One and OG Ground Lease Two, as they may be extended, the grant and other provisions of this Declaration shall constitute a covenant, imposed upon and run with the Parking Easement Area and shall be appurtenant to GMRI RL Lease Tract One and GMRI OG Lease Tract Two for the benefit of GMRI, its successors and assigns and any other person or entity who has or acquires an interest in all or any part of the GMRI RL Lease Tract One or GMRI OG Lease Tract Two.

      4. Barriers. Neither Declarant nor GMRI shall erect, install or maintain any barriers interfering with or blocking the free flow of traffic into and within the Parking Facilities, except as may be needed for traffic safety or to comply with governmental regulations or existing restrictive covenants of record.

      5. Construction and Maintenance of the Parking Easement Area. Declarant will be responsible to construct the Parking Facilities in accordance with the First Amendment documents. Following construction of the Parking Facilities, the repair and maintenance of the Parking Easement Area shall be the joint responsibility of the tenant of RL Ground Lease One and OG Ground Lease Two. Declarant grants a non-exclusive easement to GMRI to allow GMRI to perform such repair and maintenance.

      6. Attorneys' Fees. Any Owner or Tenant of a property bound or benefited by this Declaration who is the prevailing party in any legal proceeding against any other party brought under or in connection with this Declaration or the subject matter hereof, shall be additionally entitled to recover court costs and reasonable attorneys' fees, and all other litigation expenses, including deposition costs, travel and expert witness fees from the non-prevailing party.

      7. Governing Law. This Declaration shall be governed by and construed in accordance with the laws of the State of Ohio.

      8. Effect of Waiver or Consent. No waiver or consent, express or implied, by any party to or of any breach or default by any party in the performance by such party of its obligations hereunder shall be deemed or construed to be a consent of wavier to or of any other breach or default in the performance by such party of the same or any other obligations of such party hereunder. Failure on the part of a party to complain of any act of any party or to declare any party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder until the applicable statute of limitation period has run.

      10. Notices. Any notice or communication required or permitted hereunder shall be deemed to be delivered, upon receipt or refusal after being deposited in the United States mail, postage fully prepaid, registered or certified mail, overnight courier service, or facsimile (with a copy sent by overnight mail) and addressed to the intended recipient at the address shown set forth below, and if not so shown, then at such other address, notice of which may have been given by the other party in accordance with this paragraph.

          Declarant:                 Polaris Mall LLC
                                     Attention: General Counsel
                                     20 South Third Street
                                     Columbus, Ohio 43215

          GMRI:                      GMRI, Inc.
                                     Attention: General Counsel
                                     1751 Directors Row
                                     Orlando, Florida 32809

      11. No Merger. The ownership interests in the Parking Easement Tract and the GMRI Tract Two by the same person or entity shall not effect a termination of this Declaration.

      12. Modification or Termination. Notwithstanding anything contained herein to the contrary, this Declaration may be modified, amended or terminated only by the joint action of both the Declarant and GMRI, or their successors and/or assigns at the time of such modification, amendment or termination. Such joint action shall only become effective after it has been reduced to writing, signed by the parties and filed in the Real Property Records of Delaware County, Ohio.

      13. Consent. By execution hereof, GMRI, in connection with its exclusive easement rights to the portion of the Parking Easement Area located on GMRI OG Lease Tract Two granted in OG Ground Lease Two, consents to this Declaration for the benefit of GMRI RL Lease Tract One.

                         [Signatures on Following Pages]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Declaration as of the day and year first above written.

Signed And Acknowledged
in the presence of:

                               DECLARANT:

                               POLARIS MALL, LLC, a Delaware limited
                               liability company

                               By: GLIMCHER PROPERTIES LIMITED
                               PARTNERSHIP, a Delaware limited partnership, its Managing Member

                               By: GLIMCHER PROPERTIES CORPORATION, a Delaware corporation, its General Partner

/s/ Beth N. Church             By: /s/ Michael P. Glimcher
--------------------------         -----------------------
Print Name: BETH N. CHURCH     Name: MICHAEL P. GLIMCHER

                               Title: President

/s/ Joyce D. Hunter
---------------------------
Print Name: JOYCE D. HUNTER

STATE OF OHIO

COUNTY OF FRANKLIN

      On this 29th day of October, 2001, before me and personally appeared Michael P. Glimcher to me personally known, who being by me duly sworn did say that he is the President of Glimcher Properties Corporation, a Delaware corporation, general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, managing member of Polaris Mall, LLC, a Delaware limited liability company, which executed the foregoing document and acknowledged before me that he was duly authorized.

                               /s/ Joyce D. Hunter
                               -------------------
                               Notary Public

[NOTARIAL SEAL]                        JOYCE D. HUNTER
                                Notary Public, State of Ohio
                               My Commission Expires 03-26-05

Signature Page Declaration of Easement by
Polaris Mall, LLC

Signed And Acknowledged
in the presence of:

                                         GMRI, INC., a Florida corporation

/s/ Emelie M. Bahamonde                  By: /s/ Ronald F. Dee
-------------------------------              -----------------
Print Name: EMELIE M. BAHAMONDE          Name: RONALD F. DEE
                                         Title: VP Developments

/s/ Sonia Saddler
--------------------------
Print Name: SONIA SADDLER

STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 29th day of October, 2001 by Ronald F. Dee as the Vice President of GMRI, INC., a Florida corporation, on behalf of said corporation. Said person is [X] personally known or [ ] produced_____identification.

             Kimberly A. Spellman                  /s/ Kimberly A. Spellman
       MY COMMISSION # CC802980 EXPIRES            ------------------------
              January 19, 2003                     Notary Public
                [ILLEGIBLE]                        State of Florida
                                                   Commission Expires:

[SEAL]




Signature Page Declaration of Easement by
Polaris Mall, LLC

                                   EXHIBIT "A"

                                DESCRIPTION OF A
                             PARKING ACCESS EASEMENT
                              DELAWARE COUNTY, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, part of Farm Lot 12, being an easement for Parking Access on, over and across a 9.840 acre tract (Outparcel 3), conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129 - 80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 - 164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 15 degrees 04' 22", a radius of 2625.00 feet, an arc length of 690.56 feet, a chord to which bears South 57 degrees 41' 51" East and a chord distance of 688.57 feet to a point;

      Thence North 24 degrees 45' 57" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway to a point in the line common to the northerly right-of-way line of said Polaris Parkway and said 9.840 acre tract (Outparcel 3);

      Thence North 27 degrees 02' 12" East, a distance of 143.00 feet, across said 9.840 acre tract (Outparcel 3) to a point, said point being the POINT OF TRUE BEGINNING;

      Thence the following sixteen (16) courses and distances on, over and across aid 9.840 acre tract (Outparcel 3):

      1. North 62 degrees 57' 48" West, a distance of 11.40 feet, to a point of curvature;

      2. Along a curve to the left, said curve having a central angle of 90 degrees 37' 36", a radius of 10.00 feet, an arc length of 15.82 feet, a chord to which bears South 71 degrees 43' 23" West and a chord distance of 14.22 feet, to a point;

      3.    North 63 degrees 35' 25" West, a distance of 20.00 feet, to a point;

      4. North 26 degrees 24' 35" East, a distance of 100.09 feet, to a point;

      5.    North 29 degrees 46' 35" East, a distance of 42.12 feet, to a point;

      6. South 60 degrees 13' 25" East, a distance of 12.05 feet, to a point of curvature;

      7. Along a curve to the left, said curve having a central angle of 92 degrees 53' 14", a radius of 10.00 feet, an arc length of 16.21 feet, a chord to which bears North 73 degrees 19' 58" East and a chord distance of 14.49 feet, to a point of tangency;

      8. North 26 degrees 53' 21" East, a distance of 5.35 feet, to a point of curvature;

      9. Along a curve to the left, said curve having a central angle of 19 degrees 19' 26", a radius of 15.00 feet, an arc length of 5.06 feet, a chord to which bears North 17 degrees 13' 38" East and a chord distance of 5.04 feet to a point;

      10.   South 62 degrees 57' 48" East, a distance of 28.84 feet, to a point;

      11. South 27 degrees 02' 12" West, a distance of 151.58 feet, to a point;

      12. North 62 degrees 57' 48" West, a distance of 10.00 feet, to the POINT OF TRUE BEGINNING. Containing 0.175 acre more or less, of which all 0.175 lie in Farm Lot 12.

      This description is for easement purposes only and in not intended for transfer.

      The bearings as shown herein are based on the Grid Bearing of N 88 degrees 20' 26" W, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009 and 11-0101", established by the Delaware County Engineer.

R. D. ZANDE & ASSOCIATES, INC.

By: /s/ Robert L. Clay Oct. 25, 2001
    --------------------------------             [SEAL]
    Robert L. Clay
    Registered Surveyor #8121

                                   EXHIBIT "B"

                            LEGAL DESCRIPTION OF THE
                            TENANT DEVELOPMENT AREA

                               DEVELOPMENT TRACT 2
                                  (RED LOBSTER)
                                 DESCRIPTION OF
                                  1.817 ACRES
                             DELAWARE COUNTY, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, part of Farm Lot 12, being 1.817 acres out of a 9.840 acre tract (Outparcel 3), conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129 - 80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 - 164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 21 degrees 36' 16", a radius of 2625.00 feet, an arc length of 989.81 feet, a chord to which bears South 60 degrees 57' 49" East and a chord distance of 983.95 feet to a point;

      Thence North 18 degrees 14' 03" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway to a point in the line common to the northerly right-of-way line of said Polaris Parkway and the southerly line of said 9.840 acre tract (Outparcel 3), said point being the POINT OF TRUE BEGINNING;

      Thence the following five (5) courses and distances on, over and across said 9.840 acre tract (Outparcel 3):

      1.    North 18 degrees 14' 03" East, a distance of 110.97 feet to a point;

      2.    North 11 degrees 04' 51" East, a distance of 120.63 feet to a point;

      3. North 01 degrees 42' 53" West, a distance of 76.75 feet to a point on a curve;

      4. Along a curve to the left, said curve having a central angle of 34 degrees 57' 51", a radius of 100.00 feet, an arc length of 61.02 feet, a chord to which bears North 66 degrees 22' 10" East and a chord distance of 60.08 feet to a point;

      5. North 48 degrees 53' 14" East, a distance of 61.86 feet to a point in a line common to said 9.840 acre tract (Outparcel 3) and an original 58.469 acre tract conveyed to Polaris Mall, LLC by deed or record in Official Record 48, Page 170;

      Thence the following five (5) courses and distances along the lines common to said 9.840 acre (Outparcel 3) and original 58.469 acre tracts:

            1. Along a curve to the left, said curve having a central angle of 13 degrees 32' 23", a radius of 760.00 feet, an arc length of 179.60 feet, a chord to which bears South 55 degrees 54' 59" East and a chord distance of 179.18 feet to an iron pin found;

            2. South 21 degrees 48' 06" East, a distance of 56.41 feet to an iron pin found;

            3. Along a curve to the left, said curve having a central angle of 15 degrees 15' 21", a radius of 398.00 feet, an arc length of 105.97 feet, a chord to which bears South 18 degrees 42' 32" West and a chord distance of 105.66 feet to an iron pin found;

            4. South 11 degrees 04' 52" West, a distance of 143.19 feet to an iron pin found;

            5. South 54 degrees 53' 57" West, a distance of 57.56 feet to an iron pin found in the line common to the northerly right-of-way line of said Polaris Parkway and the southerly line of said 9.840 acre tract (Outparcel 3);

            Thence along the line common to said 9.840 acre tract (Outparcel 3) and the northerly right-of-way line of said Polaris Parkway and a curve to the right, said curve having a central angle of 05 degrees 06' 21", a radius of 2543.00 feet, an arc length of 226.62 feet, a chord to which bears North 74 degrees 19' 07" West and a chord distance of 226.54 feet to the POINT OF TRUE BEGINNING, containing 2.100 acres more or less, of which all 2.100 acre lies in Farm Lot 12.

      EXCEPTING THEREFROM LEASE AREA 2 (RED LOBSTER) TRACT, being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129 - 80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 - 164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 23 degrees 04'52", a radius of 2625.00 feet, an arc length of 1057.46 feet, a chord to which bears South 61 degrees 42' 06" East and a chord distance of 1050.32 feet to a point;

      Thence North 16 degrees 45' 28" East, a distance of 180.00 feet, leaving the centerline of said Polaris Parkway and across said 9.840 acre tract (Outparcel 3), to a point, said point being the POINT OF TRUE BEGINNING;

      Thence the following four (4) courses and distances on, over and across said 9.840 acre tract (Outparcel 3):

      1.    North 11 degrees 04' 51" East, a distance of 113.31 feet to a point;

      2.    South 78 degrees 55' 09" East, a distance of 104.85 feet to a point;

      3.    South 11 degrees 04' 51" West, a distance of 121.46 feet to a point;

      4. North 74 degrees 28' 29" West, a distance of 105.16 feet to the POINT OF TRUE BEGINNING, containing. 0.283 acres more or less, of which all 0.283 acre lies in Farm Lot 12. In all, said Development Tract 2 contains 1.817 acres more or less, of which 1.817 acres lies in Farm Lot 12.

      The bearings as shown herein are based on the Grid Bearing of N 88 degrees 20' 26" W, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009 and 11-0101", established by the Delaware County Engineer.

I hereby certify that this description represents a survey made by me or under my supervision and that the courses and distances are true, correct and complete to the best of my knowledge and belief.

Certified this______day of___________, 2001.

R.D. ZANDE & ASSOCIATES, INC.

By
   ______________________________
  Jeffrey D. Hofius
  Registered Surveyor #7455

                                   EXHIBIT "C"

                            LEGAL DESCRIPTION OF THE
                             TENANT DEVELOPMENT AREA

                               DEVELOPMENT TRACT 1
                                 (OLIVE GARDEN)
                                 DESCRIPTION OF
                                   1.428 ACRES
                              DELAWARE COUNTY, OHIO

      Situate in the State of Ohio, County of Delaware, City of Columbus,
Section 4, Township 3, Range 18, United States Military Lands, part of Farm Lot 12, being 1.428 acres out of a 9.840 acre tract (Outparcel 3), conveyed to Polaris Mall, LLC by deed of record in Official Record 48, Page 1970, records of the Recorder's Office, Delaware County, Ohio and being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129 - 80 feet wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 - 164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 15 degrees 04' 22", a radius of 2625.00 feet, an arc length of 690.56 feet, a chord to which bears South 57 degrees 41' 51" East and a chord distance of 688.57 feet to a point;

      Thence North 24 degrees 45' 57" East, a distance of 82.00 feet, leaving the centerline of said Polaris Parkway to a point in the line common to the northerly right-of-way line of said Polaris Parkway and the southerly line of said 9.840 acre tract (Outparcel 3), said point being the POINT OF TRUE BEGINNING;

      Thence the following seven (7) courses and distances on, over and across said 9.840 acre tract (Outparcel 3):

      1.    North 27 degrees 02' 12" East, a distance of 304.58 feet to a point;

      2.    South 62 degrees 57' 48" East, a distance of 146.60 feet to a point;

      3. Along a curve to the left, said curve having a central angle of 33 degrees 11' 06", a radius of 100.00 feet, an arc length of 57.92 feet, a chord to which bears South 79 degrees 33' 21" East and a chord distance of 57.11 feet to a point;

      4.    South 01 degrees 42' 53" East, a distance of 76.75 feet to a point;

      5.    South l1 degrees 04' 51" West, a distance of 120.63 feet to a point;

      6. South 18 degrees 14' 03" West, a distance of 110.97 feet to a point in the line common to the northerly right-of-way line of said Polaris Parkway and the southerly line of said 9.840 acre tract (Outparcel 3);

      7. Along the line common to the said 9.840 acre tract (Outparcel 3) and the northerly right-of-way line of said Polaris Parkway and a curve to the right, said curve having a central angle of 06 degrees 31' 54", a radius of 2543.00 feet, an arc length of 289.90 feet, a cord to which bears North 68 degrees 30' 00" West and a chord distance of
            289.74 feet, to the POINT OF TRUE BEGINNING, containing 1.765 acres more or less, of which all 1.765 acres lies in Farm Lot 12.

      EXCEPTING THEREFROM LEASE AREA 1 (OLIVE GARDEN) TRACT, being more particularly described as follows:

      Begin for REFERENCE at the intersection of the centerline of Sancus Boulevard (Dedicated in Plat Cabinet 1, Slide 129 - 80 feet Wide) and Polaris Parkway (Dedicated in Plat Book 24, Pages 137-145 -164 feet wide);

      Thence along the centerline of said Polaris Parkway and a curve to the left, said curve having a central angle of 16 degrees 48' 18", a radius of 2625.00 feet, an arc length of 769.92 feet, a chord to which bears South 58 degrees 33' 49" East and a chord distance of 767.16 feet to a point;

      Thence North 23 degrees 02' 02" East, a distance of 178.85 feet, leaving the centerline of said Polaris Parkway and across said 9.840 acre tract (Outparcel 3), to a point, said point being the POINT OF TRUE BEGINNING;

      Thence the following seven (7) courses and distances on, over and across said 9.840 acre tract (Outparcel 3):

      1. North 27 degrees 02' 12" East, a distance of 117.76 feet, to a point;

      2.    South 62 degrees 57' 48" East, a distance of 75.63 feet, to a point;

      3. South 88 degrees 44' 26" East, a distance of 31.09 feet, to a point on a curve;

      4. Along a curve to the right, said curve having a central angle of 86 degrees 46' 05", a radius of 5.00 feet, an arc length of 7.57 feet, a chord to which bears North 70 degrees 25' 14" East and a chord distance of 6.87 feet, to a point;

      5.    South 08 degrees 12' 11" West, a distance of 18.07 feet, to a point;

      6. South 11 degrees 04' 51" West, a distance of 108.06 feet, to a point;

      7. North 69 degrees 01' 25" West, a distance of 144.69 feet, to the POINT OF TRUE BEGINNING, containing 0.337 acres more or less, of which all 0.337 acre lies in Farm Lot 12. In all, said Development Tract 1 contains 1.428 acres more or less, of which 1.428 acres lies in Farm Lot 12.

      The bearings as shown herein are based on the Grid Bearing of N 88 degrees 20' 26" W, from the Ohio State Plane Coordinate System, North Zone, as determined between stations "11-009 and 11-0101", established by the Delaware County Engineer.

I hereby certify that this description represents a survey made by me or under supervision and that the courses and distances are true, correct and complete to the best of my knowledge and belief.

Certified this _____day of________________ ,2001.

R. D. ZANDE & ASSOCIATES, INC.

By:
    ____________________________
    Jeffrey D. Hofius
    Registered Surveyor #7455

                                 EXHIBIT "A-15"

                     STORMWATER LINE UTILITY EASEMENT AREA